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MERRILL LYNCH SERIES FUND, INC.
-----------------------------------------

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
US TREASURY SECURITIES, SERIES A, B, C, D, E,
F, G, H, I, J AND K

1998 ANNUAL REPORT
DECEMBER 31, 1998
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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1998
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to submit this annual report for Merrill Lynch Series Fund, Inc., in which we provide a fiscal year in review of each Portfolio and outline our views on the investment environment. Performance information for each Portfolio in Merrill Lynch Series Fund, Inc., excluding the Money Reserve Portfolio, can be found in the tables on pages 11-16 of this report to shareholders.

BALANCED PORTFOLIO

As of December 31, 1998, asset allocation of Balanced Portfolio was: US stocks, 54% of net assets; US bonds, 39%; and cash reserves, 7%.

During the fourth quarter of 1998, a strong rebound in the US equity market offset the significant correction that took place during the previous three months. Throughout the fiscal year ended December 31, 1998, the US equity sector had a positive impact on the Portfolio's total return. However, the US stock market was characterized by significant outperformance for a narrow group of large-capitalization equities. Although we increased our representation in equities of this type during the fourth quarter, the Portfolio was underweighted for much of 1998 in this narrow group of common stocks that dominated the performance of the benchmark Standard & Poor's 500 (S&P 500) Index. As a result, our equity holdings did not perform as well as the S&P 500 Index. While the total return on US bonds lagged that of US equities for 1998 as a whole, the Portfolio's fixed-income commitments positively contributed to overall performance, particularly in the third quarter of 1998 when there was a significant correction for the US stock market.

Beginning in September 1998, a shift toward an increasingly accommodative monetary policy by the Federal Reserve Board led us to become more positive toward US equities. After reducing the Portfolio's allocation to US equities from 58% of net assets on June 30, 1998 to 46% as of September 30, 1998, the weighting in US common stocks was expanded to 54% of net assets by December 31, 1998. In increasing our US equity exposure, we emphasized the shares of companies that we believed offered a high degree of earnings visibility through 1999 despite an expected slowdown in economic activity. New positions included commitments in the technology sector, such as Intel Corporation, Microsoft Corporation and Motorola Inc., and in healthcare through Johnson & Johnson. As of December 31, 1998, consumer staples, technology and financial services represented the largest sector weightings among our US equity commitments.

Over the six-month period ended December 31, 1998, we expanded the Portfolio's commitment to US bonds from 31% of net assets to 39%. The duration of the bond holdings was unchanged, averaging 5.2 years on June 30, 1998 and December 31, 1998. The easing of the crisis atmosphere in global financial markets during the fourth quarter of 1998 reduced the appeal of US fixed-income securities as "safe-haven" investments. However, we believe that the overall trend in intermediate-term and longer-term US interest rates is likely to continue downward in coming months, reflecting the lack of inflationary pressure in the US economy.

CAPITAL STOCK PORTFOLIO

As of December 31, 1998, the asset allocation for Capital Stock Portfolio was:
US stocks, 89% of net assets; and foreign stocks, 11%.

The maintenance of a relatively low cash position throughout much of 1998 proved to be beneficial to the Portfolio's overall performance. Despite a significant correction in the US stock market during the third quarter of 1998, a strong rebound during the remainder of the year resulted in the fourth consecutive year of exceptional returns for US equities. However, the US stock market was characterized by significant outperformance for a narrow group of large-capitalization equities. During the fourth quarter, we increased our representation in equities of this type, although the Portfolio was underweighted for much of 1998 in this narrow group of common stocks that dominated the performance of the

                                       1
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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1998  (Continued)
--------------------------------------------------------------------------------
unmanaged benchmark Standard & Poor's 500 Index. In the foreign equity sector, the overweighting of European equities had a positive impact on performance, since European equity markets outperformed Japan and the majority of equity markets during 1998. However, as was the case in the United States, a narrow group of larger-capitalization equities significantly outperformed the European markets as a whole, and the Portfolio was underweighted in these equities during much of 1998.

With a US equity allocation of 76% of net assets at June 30, 1998, the Portfolio's weighting in US common stocks was expanded to 89% of net assets by December 31, 1998. Beginning in September 1998, a shift toward an increasingly accommodative monetary policy by the Federal Reserve Board led us to become more positive toward US equities. In increasing our US equity exposure, we emphasized the shares of companies that we believed offered a high degree of earnings visibility through 1999 despite an expected slowdown in economic activity. New positions in the Portfolio included commitments in the technology sector, such as Intel Corporation, Microsoft Corporation and Motorola Inc., and in healthcare through Johnson & Johnson. As of December 31, 1998, consumer staples, technology and financial services represented the largest sector weightings among our US equity commitments.

Over the six-month period ended December 31, 1998, we reduced the Portfolio's commitment to foreign equities from 20% of net assets to 11%. We continued to limit representation to companies that we believe are undervalued based on criteria such as historical price/book values ratios and price/earnings ratios. The majority of our equity commitments are in European companies, with a position in Canada through Teleglobe, Inc. and in Singapore through Flextronics International Ltd.

GLOBAL STRATEGY PORTFOLIO

As of December 31, 1998, the asset allocation for Global Strategy Portfolio was:
US stocks, 40% of net assets; foreign stocks, 27%; US bonds, 14%; foreign bonds, 18%; and cash reserves, 1%.

During the fourth quarter of 1998, a strong rebound in the US and foreign equity markets offset the significant corrections that took place in the previous three months. Throughout the fiscal year ended December 31, 1998, US equities again provided the highest total returns relative to foreign equities and US and foreign fixed-income securities. Consequently, our decision to increase US equity representation during 1998 at the expense of foreign equities and cash reserves had a positive impact on overall performance. In the foreign equity sector, the overweighting of Europe relative to Japan and emerging markets had a favorable effect on performance as European equity markets outperformed Japan and the majority of emerging markets during the year. However, both the US and European stock markets were characterized by significant outperformance for a narrow group of large-capitalization equities. During the fourth quarter of 1998, we increased our representation in equities of this type, although the Portfolio was underweighted for much of 1998 in those equities that dominated the performance of the unmanaged benchmark Standard & Poor's 500 Index and the unmanaged Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE) for the year. Our US and foreign bond commitments positively contributed to overall performance, particularly in the third quarter of 1998 when there was significant US and foreign equity markets weakness.

Beginning in September 1998, a shift toward an increasingly accommodative monetary policy by the Federal Reserve Board led us to become more positive toward US equities. Consequently, we increased the Portfolio's allocation to US common stocks from 30% of net assets to 40% during the six months ended December 31, 1998. In increasing our US equity exposure, we emphasized the shares of companies that we believed could offer a high degree of earnings visibility through 1999 despite an expected slowdown in economic activity. New positions in the Portfolio included commitments in the technology sector, such as Intel Corporation, Microsoft Corporation and Motorola Inc., and, in healthcare, through Johnson & Johnson. As of December 31, 1998, consumer staples, technology and financial services represented the largest sector weightings among our US equity commitments.

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1998  (Continued)
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During the six-month period ended December 31, 1998, we reduced our foreign equity weighting from 43% of net assets to 27%. Also, we continued to emphasize European equities as well as focus on companies with predictable earnings streams where we believed that the risk of earnings disappointment seemed low despite slower economic growth. In recent months, we increased our representation in such industries as telecommunications, telecommunications equipment, food and healthcare. Our commitment to Japanese equities remained underweighted relative to the MSCI EAFE Index. We remained cautious toward emerging markets, which led us to eliminate our remaining commitment to Latin American equities during the second half of 1998.

Within the US bond sector, the average duration was 5.6 years as of December 31, 1998 as compared to 5.3 years as of June 30, 1998. The easing of the crisis atmosphere in global financial markets during the fourth quarter of 1998 reduced the appeal of US fixed-income securities as a "safe-haven" investment. However, we believed that the overall trend in intermediate-term and longer-term US interest rates is likely to continue downward in the coming months, reflecting the lack of inflationary pressures in the US economy. Among the Portfolio's foreign bond commitments, we eliminated a position in Swedish bonds during the second half of 1998, limiting our foreign bond commitments to Germany and the United Kingdom. We continued to hedge our UK stock and bond positions back into US dollars as we look for weakness in the British pound in the coming months. However, we have eliminated our hedges on Continental European equities and bonds as well as Japanese equities because we believe an easier monetary policy by the Federal Reserve Board could lead to near-term weakness in the US dollar compared to these currencies.

GROWTH STOCK PORTFOLIO

For the fiscal year ended December 31, 1998, Growth Stock Portfolio had a total return of +38.18%. This compares to total returns of +28.58% for the unmanaged Standard & Poor's 500 (S&P 500) Index and +23.01% for the unmanaged Lipper Growth Funds Average for the same 12-month period.

At December 31, 1998, nine of the Portfolio's top ten equity holdings had stock price appreciation for the fiscal year well in excess of the total returns for the S&P 500 Index as well as the Lipper Growth Funds Average. The best comparative investment returns were produced by companies in retail specialty, telecommunications, communications equipment, computer and pharmaceutical industries which, as a percentage of net assets at December 31, 1998, were equal to 9.5%, 11.3%, 5.1%, 4.7% and 8.2%, respectively.

During the 12-month period ended December 31, 1998, the Portfolio's overall strong absolute and relative performance can be attributed to our industry and stock selection. Throughout the year, the Portfolio's overweighted positions in the retailing and specialty retailing sectors reflected our positive outlook toward real and nominal growth in consumer spending, which proved to be the leading sector of the US economy in 1998. Also, selective investments in the communications equipment, telecommunications, computer, electronics, computer software and pharmaceutical industries contributed meaningfully to our outperformance relative to the S&P 500 Index. During the 12-month period, we continued to follow a policy of being fully invested in equities with relatively low cash reserves.

Looking ahead, our investment focus will continue to be on high-quality, large-capitalization global growth companies that we anticipate may have potential for above-average long-term earnings growth and stock valuations that appear reasonable relative to projected growth rates in earnings.

HIGH YIELD PORTFOLIO

During a year of exceptional gyrations in global financial markets, the high-yield market fared poorly. Events which contributed to 1998's volatility included Russia's default on its sovereign debt, the economic meltdown in many Pacific Rim nations, most notably Indonesia, and the collapse and bailout of a prominent US hedge fund. After a massive sell-off and flight to quality in the third quarter of 1998,

                                       3
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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1998  (Continued)
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three successive interest rate cuts by the Federal Reserve Board in the fall boosted investor confidence in both the equity and fixed-income markets. The high-yield markets rebounded in the fourth quarter, particularly in the month of November, but ended up lagging the strong returns posted by the US Treasury and equity markets. Specifically, the unmanaged Credit Suisse First Boston High Yield Index registered a total return of +0.58% for the year, compared to the returns of the US Treasury of +12.25% and the Standard & Poor's 500 Index's remarkable advance of 28.58%.

During the 12-month period ended December 31, 1998, a record volume of new issues came to the high-yield market during the year, despite a month-long hiatus in the third quarter caused by soaring spreads and cash outflows from mutual funds. New issues totaled $138.9 billion (691 issues) for the year, up moderately from 1997's total of $126.0 billion (706 issues). Credits in the media/telecommunications sector were the most active, accounting for close to 40% of new issue volume. Many of the issuers in this capital-hungry sector are build-out stage enterprises with little or no cash flow.

A recent study of corporate defaults by a major underwriter of high-yield bonds revealed that the rate rose to 1.16% in 1998, up from 0.99% in 1997, but still well below the historical 1977-1998 average of 2.30%. We would expect this upward trend to continue in the new year, as 1998 saw an increasing percentage of new issuance in the "B-" or lower category. Moreover, it marked the first year since 1995 that rating-agency downgrades outnumbered upgrades. Finally, our expectation of a softening economy in 1999 is also likely to contribute to the uptick in defaults.

During the year ended December 31, 1998, the Portfolio had a total return of -5.19%. The Portfolio underperformed the Credit Suisse First Boston High Yield Index, largely because of the Portfolio's heavier weightings in emerging markets, which were pummeled by political and economic turmoil in Russia, Asia and Latin America. Also, the Portfolio's performance was negatively affected by our overweighted position in the energy sector, the worst-performing sector in the Index. Deterioration in selected credits was also a factor.

Our holdings in emerging markets are mostly strong corporate credits with significant positions in their home markets. Accordingly, we believe the default risk on these securities is low. Oil prices were at a 12-year low in 1998, and natural gas prices, day rates and rig utilization in the service sector have also been weak. As a result, several of our energy bonds traded at distressed levels. However, the number of private equity infusions and mergers that have been announced in recent months is a positive sign. In that regard, investment grade-rated Nabors Industries Inc., the largest US driller of land-based oil and natural gas wells, announced in mid-January 1999 that it would acquire Pool Energy Services Co., a Portfolio holding. Pool's bond shot up about ten points on the news.

During the second half of 1998, we were cautious in our purchasing activity because of liquidity concerns, particularly in the third quarter. In the primary market, our major purchases included the bonds of Qwest Communications International Inc., a multimedia communications company building a high-capacity internet protocol-based fiber-optic network; Orange PLC, operator of a digital wireless network in the United Kingdom and Ball Corp., the largest beverage can producer in North America. Given their large equity capitalizations and strong bond ratings, we view all three of these credits as core holdings. Furthermore, these issues have performed quite well in the aftermarket.

In the secondary market, we added to our position in Orange PLC and established positions in Chancellor Media Corp., a diversified media company that owns the nation's largest group of radio stations, and P&L Coal Holdings Corp., the largest private sector coal producer in the United States. We also regard these recession-resistant credits as core holdings. We took advantage of the November rally by trimming our cyclical holdings, and sold our WCI Steel Inc. and Terex Corp. positions at attractive prices.

Looking ahead, we believe that the high-yield market in the first half of 1999 will continue to be volatile because of equity market fluctations, political/economic news in emerging markets, concerns about corporate earnings in the face of a slowing US economy, and possible supply/demand imbalances. Nevertheless, we believe high-yield securities remain an attractive asset class. Moreover, investors

                                       4
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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1998  (Continued)
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appear to be discounting both a dramatic slowdown in the North American economy and a sharp increase in default statistics. In our view, neither of these is likely. Accordingly, we believe the high-yield market offers good value at current levels. With a heavy new-issue calendar looming, we intend to selectively add higher-quality, recession-resistant credits to the Portfolio.

At year-end 1998, communications and media remained our largest broad industry category, totaling 36.7% of net assets. Of the more narrowly classified sectors, the largest industries were: energy, 8.5% of net assets; domestic cable, 7.7%; wireless communications (international paging and cellular), 5.6%; wireless communications (domestic paging and cellular), 5.3%; and packaging, 5.2%. Non-US bonds comprised 21.0% of the Portfolio, with emerging markets issues (primarily Latin American corporates) accounting for 11.4% of net assets. At December 31, 1998, the average Portfolio maturity was seven years, seven months, and cash and cash equivalents stood at 2.3% of net assets.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

Although the overall trend in US interest rates has been toward a downward shift in the entire Treasury yield curve for the year ended December 31, 1998, the long end of the curve underperformed the front end with the five-year sector recording the best overall performance. Specifically, the five-year sector fell 125 basis points (1.25%) during the year, compared to a 105 basis point and 80 basis point decline in the ten-year and 30-year sectors, respectively. Similarly, all fixed-income markets exhibited a significant degree of volatility, with yield spread relationships among the various types of bonds dramatically widening during the third quarter of 1998 only to recoup much of the widening during the fourth quarter. Federal agency securities likewise exhibited dramatic swings in yield spread relationships, and agency callable securities being among the most affected. Mortgage-backed securities (MBS) also experienced some volatility as the strong performance in the US Treasury market accelerated prepayment speeds.

For the 12-month period ended December 31, 1998, the Portfolio's total return was +8.94%, compared to a total return of +9.85% for the unmanaged Merrill Lynch US Treasury/Agency 3-Year -- 15-Year Index. With respect to overall performance, the Portfolio fell short of the Index because of the smaller positions of US Treasury securities and the underperformance of MBS compared to US Treasury securities. Furthermore, the Portfolio had an overweighted position in agency issues relative to the Index. Nevertheless, the Portfolio was able to recoup much of the gap via an overweighted position in Federal National Mortgage Association obligations and Federal Home Loan Mortgage Corporation reference notes and an underweighted position in callable securities relative to the Index.

Going forward, we expect the financial markets to remain extremely volatile with liquidity remaining at a premium. We believe that the Federal Reserve Board will not seek to alter monetary policy in the near term despite an economy that remains extremely strong. Foremost, the Federal Reserve Board remains clearly concerned about the overall state of the global economy as highlighted by the difficult situation that Brazil is currently facing and the effect that higher US interest rates would have on these economies. Furthermore, the inflation horizon remains very clear, and should remain under control given the extent to which the economy has evolved into a very efficient, technologically driven system. One sector which we believe currently offers attractive investment opportunity in this environment is mortgage-backed securities, and we anticipate adding to our holdings going forward.

During 1998, the decision was made to change the Portfolio's benchmark to more appropriately reflect the Portfolio's investment guidelines and management policy. Specifically, the Portfolio will now follow a blended 3-year -- 15-year Treasury and agency index that is comprised of 78% in US Treasury securities and 22% in Federal agency securities. The duration of the benchmark currently approximates 4.0 years. The Portfolio also incorporated the utilization of mortgage-backed securities into the Portfolio's investment strategy, and it is anticipated that these securities will continue to play an important role in our overall investment strategy.

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1998  (Continued)
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LONG TERM CORPORATE BOND PORTFOLIO

Although the overall trend in US interest rates has been toward a downward shift in the entire Treasury yield curve for the year ended December 31, 1998, the long end of the curve underperformed the front end with the five-year sector recording the best overall performance. Similarly, all fixed-income markets exhibited a significant degree of volatility, with yield spread relationships among the various types of bonds dramatically widening during the third quarter of 1998 only to recoup much of the widening during the fourth quarter. With respect to the investment-grade corporate bond market, yield spreads relative to US Treasury securities were initially impacted by the significant increase in new corporate issuance, followed by the overwhelming pressure that arose from the global liquidity crisis and the deleveraging of financial markets. By year-end, yield spread relationships had retraced by approximately 50%-75%.

For the 12-month period ended December 31, 1998, the Portfolio's total return was +8.45%, compared to a total return of +8.72% for the unmanaged Merrill Lynch Corporate Master Index. During the Portfolio's fiscal year, the Portfolio maintained a 3%-5% position in US Treasury securities, a sector that outperformed corporate bonds during the year. Industry selection within the corporate market benefited the Portfolio as we underweighted those groups that experienced the greatest amount of spread widening, including brokerage firms, Yankee issues, money center banks, cyclicals and companies with significant exposure to the Pacific Basin. During the year, the Portfolio's overall performance was helped by its limited position (10% underweighted relative to the Index) in BBB/Baa-rated corporate securities, a sector that produced the lowest returns within the investment-grade universe. However, by the end of the third quarter of 1998, the Portfolio increased its allocation to the BBB/Baa sector given its attractive relative value. Conversely, overall performance was somewhat negatively impacted by the underperformance of the Portfolio's holdings of commercial mortgage-backed securities, home equity loans and other asset-backed securities relative to corporate debt, although these securities have recently performed better.

Going forward, we expect the financial markets to remain extremely volatile with liquidity remaining at a premium. We believe that the Federal Reserve Board will not seek to alter monetary policy in the near term despite an economy that remains extremely strong. Foremost, the Federal Reserve Board remains clearly concerned about the overall state of the global economy as highlighted by the difficult situation that Brazil is currently facing and the effect that higher US interest rates would have on these economies. Furthermore, the inflation horizon remains very clear, and should remain under control given the extent to which the economy has evolved into a very efficient, technologically driven system. We expect corporate spreads to exhibit modest improvement into the second quarter of 1999. However, we will hedge our investment outlook by continuing to emphasize liquidity and high-quality issues in the investment strategy process.

MONEY RESERVE PORTFOLIO

For the year ended December 31, 1998, Money Reserve Portfolio's net annualized yield was 5.26%. For the six-month period ended December 31, 1998, Money Reserve Portfolio's net annualized yield was 5.16%. The Portfolio's 7-day yield as of December 31, 1998 was 4.95%. The average portfolio maturity was 69 days at December 31, 1998, compared to 76 days at June 30, 1998.

For the year ended December 31, 1998, Money Reserve Portfolio maintained an average life ranging from a low of 62 days to a high of 87 days. Throughout most of the year, the Portfolio maintained an average life toward the higher end of the allowed band. During the 12-month period, short-term interest rates rallied over 100 basis points (1.00%).

Our constructive investment strategy that we implemented in early 1998 was based primarily on the growing crisis in the overseas markets. Despite a relatively strong domestic economy, we firmly believed that the Federal Reserve Board would give precedence to the economic turmoil that occurred in Asia and eventually spread to Russia. We took advantage of this situation by maintaining the

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1998  (Continued)
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Portfolio's average life toward the higher end of our investment horizon. This strategy proved to be effective as the Federal Reserve Board cut interest rates in September, in mid-October and again in mid-November, each time by 25 basis points.

Looking ahead, we believe that monetary policy will be driven more by economic data than by global market considerations. While the economic picture is not completely clear at present, we believe the economy is more likely to weaken than strengthen by year-end 1999.

The Portfolio's composition at the end of December and as of our last report to shareholders is detailed below.

                                                                                                    12/31/98      6/30/98
---------------------------------------------------------------------------------------------------------------------------
Bank Notes......................................................................................        15.3%         17.5%
Certificates of Deposit.........................................................................         1.0           0.9
Certificates of Deposit -- Yankee...............................................................          --           1.9
Commercial Paper................................................................................        35.4          45.7
Corporate Notes.................................................................................         1.1          13.9
Funding Agreements..............................................................................         3.3           2.6
Master Notes....................................................................................         1.7           1.8
Medium-Term Notes...............................................................................        19.7            --
Repurchase Agreements...........................................................................         1.6            --
US Government, Agency & Instrumentality Obligations -- Discount.................................         6.7           0.1
US Government, Agency & Instrumentality Obligations -- Non-Discount.............................        14.0          15.2
Other Assets Less Liabilities...................................................................         0.2           0.4
                                                                                                       -----         -----
Total...........................................................................................       100.0%        100.0%
                                                                                                       -----         -----
                                                                                                       -----         -----

MULTIPLE STRATEGY PORTFOLIO

As of December 31, 1998, the asset allocation for Multiple Strategy Portfolio was: US stocks, 48% of net assets; foreign stocks, 16%; US bonds, 25%; foreign bonds, 9%; and cash reserves, 1%.

During the fourth quarter of 1998, a strong rebound in the US and foreign equity markets offset the significant corrections that took place in the previous three months. Throughout the fiscal year ended December 31, 1998, US equities again provided the highest total returns relative to foreign equities and US and foreign fixed-income securities. Consequently, our decision to increase US equity representation during 1998 at the expense of foreign equities and cash reserves had a positive impact on overall performance. In the foreign equity sector, the overweighting of Europe relative to Japan and emerging markets had a favorable effect on performance as European equity markets outperformed Japan and the majority of emerging markets during the year. However, both the US and European stock markets were characterized by significant outperformance for a narrow group of large-capitalization equities. During the fourth quarter of 1998, we increased our representation in equities of this type, although the Portfolio was underweighted for much of 1998 in those equities that dominated the performance of the unmanaged benchmark Standard & Poor's 500 Index and the unmanaged Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE) for the year. Our US and foreign bond commitments positively contributed to overall performance, particularly in the third quarter of 1998 when there was significant US and foreign equity markets weakness.

Beginning in September 1998, a shift toward an increasingly accommodative monetary policy by the Federal Reserve Board led us to become more positive toward US equities. Consequently, we increased the Portfolio's allocation to US common stocks from 38% of net assets to 48% during the six months ended December 31, 1998. In increasing our US equity exposure, we emphasized the shares of companies that we believed could potentially offer a high degree of earnings visibility through 1999 despite an expected slowdown in economic activity. New positions in the Portfolio included commitments in the technology sector, such as Intel Corporation, Microsoft Corporation and

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1998  (Continued)
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Motorola Inc., and, in healthcare, through Johnson & Johnson. As of December 31,
1998, consumer staples, technology and financial services represented the largest sector weightings among our US equity commitments.

During the six-month period ended December 31, 1998, we reduced our foreign equity weighting from 20% of net assets to 16%. Also, we continued to emphasize European equities as well as focus on companies with predictable earnings streams where the risk of earnings disappointment seemed low despite slower economic growth. In recent months, we increased our representation in such industries as telecommunications, telecommunications equipment, food and healthcare. Our commitment to Japanese equities remained underweighted relative to the MSCI EAFE Index. We remained cautious toward emerging markets, which led us to eliminate our remaining commitment to Latin American equities during the second half of 1998.

Within the US bond sector, the average duration was 5.7 years as of December 31, 1998 as compared to 5.3 years as of June 30, 1998. The easing of the crisis atmosphere in global financial markets during the fourth quarter of 1998 reduced the appeal of US fixed-income securities as a "safe-haven" investment. However, the overall trend in intermediate-term and longer-term US interest rates is likely to continue downward in coming months, reflecting the lack of inflationary pressures in the US economy. Among the Portfolio's foreign bond commitments, we eliminated a position in Swedish bonds during the second half of 1998, limiting our foreign bond commitments to Germany and the United Kingdom. We continued to hedge our UK stock and bond positions back into US dollars as we look for weakness in the British pound in the coming months. However, we have eliminated our hedges on Continental European equities and bonds as well as Japanese equities because we believe an easier monetary policy by the Federal Reserve Board could lead to near-term weakness in the US dollar compared to these currencies.

NATURAL RESOURCES PORTFOLIO

Throughout the six-months ended December 31, 1998, the share prices of natural resource companies continued to be pressured by eroding commodity prices. In early December, the CRB Index of 17 commodities reached a 21-year low. This deflationary environment, now in its seventeenth month, posed continued challenges for Natural Resources Portfolio. However, the total return generated by the Portfolio continued to exceed that of the Lipper Natural Resource Funds' average on a quarter and year-to-date basis. The primary factors driving the improved relative performance were holdings benefiting from consolidation in the metals and oil industries, as well as what we believe were higher relative cash positions in our portfolio compared to other resource funds. The extremely mild fall resulted in record natural gas storage levels that impacted gas-oriented exploration and production stocks. In addition, while Asian stock markets have recovered, we have not seen definitive signs of a rebound in Asian economies.

During the six months ended December 31, 1998, we continued to focus our efforts on seeking companies with attractive valuations and strong financial positions, since we believe that this is the best strategy we can follow until economic conditions improve. At the same time, we hope that these same companies will prove to be attractive consolidation candidates.

Throughout the six-month period ended December 31, 1998, the energy sector provided mixed results. Oil prices slumped at the end of November, as Organization of Petroleum Exporting Countries (OPEC) members failed to make additional production cuts at their November meeting. In addition, Venezuela appears to have significantly exceeded its oil production quota prior to its recent national elections. We believe that industry analysts missed this excess production as it was shipped in smaller tankers, and not the VLCC (Very Large Crude Carriers) that are typically monitored. This resulted in crude prices returning to the lows last seen in 1986. We were able to mitigate some of the negative oil pricing effects by our sales of positions in British Petroleum, Co. PLC and Amoco Corp. Index-related buying in Europe, which provided an opportunity for the Portfolio to reduce these positions, had buoyed the shares of both companies.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1998  (Continued)
--------------------------------------------------------------------------------

The Portfolio also benefited from the announcement that Exxon Corporation would seek to merge with Mobil Corporation. We believe that upon regulatory approval, such a combination will provide substantial cost savings and consolidation efficiencies. Given these factors and a significant arbitrage discount, we decided to maintain our entire Mobil Corporation position. In fact, the initial decline in Exxon Corporation shares brought the stock to a point where it traded in-line with other major integrated oils in terms of its price/earnings multiple. Given Exxon's record for capital discipline, we initiated a position in the company, given the limited downside risk in the shares at that price. However, the consolidation trend has not been universally favorable for the Portfolio. Our holding in Total, S.A. suffered a 20% decline after it announced its intention to acquire Petrofina. While we were disappointed with management's explanation for the acquisition, the share price decline would seem to discount any dilution from the transaction. Fortunately, we were able to reduce our holding by 1% immediately after the acquisition was announced. The Portfolio also reduced its position in Petro-Canada, and made a profitable trade in the shares of Valero Energy Corp.

The unseasonably warm weather this fall worked against our positions in natural gas-leveraged stocks. The industry injected additional gas into storage throughout the month of November, which is typically the start of the storage withdrawal season. Natural gas in storage reached levels 600 billion cubic feet above those of 1997, and peaked at a record level exceeding 3 trillion cubic feet. This surplus, combined with the delayed onset of the heating season, makes it highly unlikely that storage will be drawn down to normal levels, or that gas prices will compare favorably with year-ago levels. The shares of our gas-leveraged oil and gas production stocks have declined in sympathy and trade at levels that we believe discount the current environment. We remain committed to our thesis that the natural gas industry will face increasingly tight capacity utilization. The dramatically reduced exploration and development activity expected next year should reinforce this trend, as budgets now being announced by both major and independent energy concerns are down significantly from 1998 levels. Given the short life of North American reserves, we believe there is a high probability that higher gas prices will result by the heating season of 1999--2000. We have concentrated our holdings in financially strong companies, with reserve lives that are generally above the average of their peers. We believe that we are well-positioned for an improved natural gas environment. We continued to reduce positions in our oil service holdings. While we had hoped that stocks oriented to deep-water drilling and construction would be better positioned to weather expectations for low oil prices, the extent of reduced drilling budgets clearly overwhelmed any positive fundamentals in the group. They ultimately proved to be detrimental to the Portfolio's total return.

Throughout the period, the Portfolio continued to reduce its exposure to the metals and mining sector. We reduced our holdings in Savage Resources Ltd. after Savage received a takeover bid from Pasminco Ltd. The shares immediately rose to a substantial premium to the offer price in anticipation of a potential higher bidder, so we chose to sell the majority of our position at this premium price. We also sold holdings in British Steel PLC and Sumitomo Metal Industries, Ltd. in the steel sector. Steel order patterns and prices continued to erode with excess global industry capacity. In addition, we were not optimistic that recently announced trade sanctions will have a lasting positive impact for steel companies, given the fungible nature of the commodity. We also sold the remainder of our Rio Tinto PLC holding as we expected that negative commodity pricing will ultimately affect the valuation of this bellwether stock in the mining industry. We did increase our holding in Smurfit-Stone Container Corporation in the paper and forest product area, since we expect the company to be a prime beneficiary of reduced containerboard capacity.

The Portfolio continued to carry a high relative weighting in gold stocks, despite our continued sales of many of the smaller exploration-oriented holdings. The September rally in gold stocks, on a modest rebound of the gold price, was sufficient to make gold the best-performing sector in our resource universe. During the period of appreciation in the group, we sold three-quarters of our position in Newmont Mining Corporation. Newmont's financial leverage has been increasing, and some of its mines are nearing the end of their economic lives. Gold has again failed to act as a safe haven during the recent Brazilian turmoil. Despite the falling gold price, new supply continues to be developed.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1998  (Concluded)
--------------------------------------------------------------------------------

Our investment in gold-mining stocks is the one exception to our investment emphasis on industries subject to improving capacity utilization trends. Moreover, we cannot determine any rational valuation support for gold-mining stocks. In 1998, we invested in these stocks on the basis that fiscal stimulus might be necessary to jump start world economies, and that depreciation of world currencies might result in the reemergence of inflation. Our position in gold-mining stocks did not materially hurt performance in 1998, since several of our holdings rebounded from their late-1997 lows. However, our already lackluster enthusiasm for gold continues to wane. As we find other natural resource stocks that offer more visible appreciation potential and concrete valuation support, we may further reduce our gold holdings.

The inability to generate a positive total return for the Portfolio during the fiscal year was frustrating, but nearly unavoidable in the current environment. The average total return for all funds in the Lipper Natural Resources universe was -23.9%. Natural Resources Portfolio was able to exceed this measure by ten percentage points. After the dismal environment of 1998, we are optimistic that natural resource stocks are poised to generate positive returns in 1999. We believe that our focus on seeking financially strong, attractively valued stocks in industries that we believe are subject to improving capacity trends will enable our investors to participate should these gains materialize.

IN CONCLUSION

We appreciate your investment in Merrill Lynch Series Fund, Inc., and we look forward to sharing our investment outlook and strategies with you in our June semi-annual report to shareholders.

Sincerely,

   [SIGNATURE]

Terry K. Glenn

PRESIDENT

February 17, 1999

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Performance Information
December 31, 1998
--------------------------------------------------------------------------------

                          RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                      12 MONTH       6 MONTH
                                                    TOTAL RETURN   TOTAL RETURN
-------------------------------------------------------------------------------
BALANCED PORTFOLIO                                    +13.45%        + 2.21%
-------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                               +15.56         + 0.75
-------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                             + 9.49         - 1.23
-------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                                +38.18         +11.69
-------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                  - 5.19         - 7.88
-------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                + 8.94         + 5.47
-------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                    + 8.45         + 4.14
-------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                           +10.83         - 0.44
-------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                           -13.57         -11.37
-------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                    FIVE YEARS     TEN YEARS
                                                     YEAR ENDED       ENDED          ENDED
                                                      12/31/98       12/31/98       12/31/98
----------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                    +13.45%        +11.13%        +11.85%
----------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                               +15.56         +13.57         +14.37
----------------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                             + 9.49         + 8.62         +10.95
----------------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                                +38.18         +22.72         +17.23
----------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                  - 5.19         + 6.27         + 9.81
----------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                + 8.94         + 6.53         + 8.84
----------------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                    + 8.45         + 6.78         + 9.32
----------------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                           +10.83         +11.00         +12.64
----------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                           -13.57         - 0.01         + 3.05
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

BALANCED PORTFOLIO
Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the S&P 500 Index and a Weighted Index. Beginning and ending values are:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   STANDARD & POOR'S     WEIGHTED

             Balanced Portfolio+          500 Index++      Index+++
Dec-88                   $10,000              $10,000       $10,000
Dec-89                   $12,075              $13,168       $11,808
Dec-90                   $12,265              $12,760       $12,372
Dec-91                   $14,834              $16,647       $14,531
Dec-92                   $15,823              $17,915       $15,469
Dec-93                   $18,088              $19,721       $16,721
Dec-94                   $17,314              $19,982       $16,855
Dec-95                   $21,052              $27,490       $20,274
Dec-96                   $23,106              $33,802       $22,338
Dec-97                   $27,018              $45,079       $25,875
Dec-98                   $30,652              $57,962       $29,664

  + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Balanced Portfolio invests in a balanced portfolio of fixed-income and equity securities.
 ++ This unmanaged broad-based index is comprised of common stocks.
+++ This unmanaged index, which is an equally weighted blend of the Three-Month
    US Treasury Bill Index, the Merrill Lynch US Corporate & Government Master Bond Index and the Standard & Poor's 500 Index, is comprised of US Treasury bills maturing in up to 3 months, investment-grade bonds and common stocks.

Past performance is not predictive of future performance.

CAPITAL STOCK PORTFOLIO
Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       STANDARD & POOR'S
           CAPITAL STOCK PORTFOLIO+       500 INDEX++
Dec-88                       $10,000              $10,000
Dec-89                       $13,020              $13,168
Dec-90                       $13,099              $12,760
Dec-91                       $16,905              $16,647
Dec-92                       $17,322              $17,915
Dec-93                       $20,269              $19,721
Dec-94                       $19,231              $19,982
Dec-95                       $23,218              $27,490
Dec-96                       $27,058              $33,802
Dec-97                       $33,138              $45,079
Dec-98                       $38,294              $57,962

 + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Capital Stock Portfolio generally invests in equity securities that are considered to be of good or improving quality or which are thought to be undervalued based on criteria such as historical price/book value ratios and price/ earnings ratios.
++ This unmanaged broad-based index is comprised of common stocks.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment  (Continued)
--------------------------------------------------------------------------------

GLOBAL STRATEGY PORTFOLIO
Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Morgan Stanley World Index and a Weighted Index. Beginning and ending values are:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                           MORGAN STANLEY        WEIGHTED

                                        Capital International
            Global Strategy Portfolio+          World Index++      Index+++
Dec-88                         $10,000                $10,000       $10,000
Dec-89                         $11,776                $11,661       $10,952
Dec-90                         $12,484                 $9,676       $11,527
Dec-91                         $14,668                $11,446       $13,180
Dec-92                         $15,108                $10,848       $13,236
Dec-93                         $18,694                $13,269       $14,977
Dec-94                         $18,391                $13,963       $15,981
Dec-95                         $20,311                $16,856       $18,642
Dec-96                         $23,110                $19,128       $19,628
Dec-97                         $25,818                $22,143       $20,302
Dec-98                         $28,268                $27,533       $23,680

  + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Global Strategy Portfolio invests primarily in equity and fixed-income securities of issuers located in the United States, Canada, Western Europe, the Far East and Latin America.
 ++ This unmanaged market capitalization-weighted index, calculated by Morgan
    Stanley Capital International, is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States.
+++ This unmanaged index, which is an equally weighted blend of the MSCI World
    Index, the Salomon Brothers World Government Bond Index, and the Salomon Brothers World Money Market Index, is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, and government bonds and money market securities in the major markets, including the United States.

Past performance is not predictive of future performance.

GROWTH STOCK PORTFOLIO
Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       STANDARD & POOR'S
            GROWTH STOCK PORTFOLIO+       500 INDEX++
Dec-88                       $10,000              $10,000
Dec-89                       $12,320              $13,168
Dec-90                       $10,791              $12,760
Dec-91                       $15,681              $16,647
Dec-92                       $16,214              $17,915
Dec-93                       $17,613              $19,721
Dec-94                       $16,392              $19,982
Dec-95                       $22,187              $27,490
Dec-96                       $26,529              $33,802
Dec-97                       $35,483              $45,079
Dec-98                       $49,030              $57,962

 + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Growth Stock Portfolio invests in a diversified portfolio of securities, primarily common stocks, of aggressive growth companies that the Investment Adviser believes have special investment value.
++ This unmanaged broad-based index is comprised of common stocks.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment  (Continued)
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO
Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the First Boston High Yield Index. Beginning and ending values are:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   CREDIT SUISSE
                                    FIRST BOSTON

                                       High Yield
            High Yield Portfolio+         Index++
Dec-88                    $10,000         $10,000
Dec-89                    $10,508         $10,039
Dec-90                     $9,580          $9,399
Dec-91                    $13,199         $13,511
Dec-92                    $15,921         $15,761
Dec-93                    $18,805         $18,742
Dec-94                    $18,451         $18,559
Dec-95                    $21,610         $21,786
Dec-96                    $24,272         $24,491
Dec-97                    $26,879         $27,584
Dec-98                    $25,484         $27,744

 + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. High Yield Portfolio invests principally in fixed-income securities, including corporate bonds and notes, convertible securities and preferred stocks, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's and BBB or lower by S&P), or in unrated securities of comparable quality.
++ This unmanaged market-weighted index is comprised of high-yield debt securities rated BBB or lower.

Past performance in not predictive of future performance.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO
Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the ML G402 Index. Beginning and ending values are:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            INTERMEDIATE GOVERNMENT    MERRILL LYNCH US TREASURY    COMPOSITE
                BOND PORTFOLIO+            7-10 YEARS INDEX++        INDEX+++
 DEC-88             $10,000                     $10,000              $10,000
Dec-89                        $11,346                     $11,621       $11,440
Dec-90                        $12,365                     $12,583       $12,504
Dec-91                        $14,290                     $14,786       $14,543
Dec-92                        $15,295                     $15,931       $15,831
Dec-93                        $17,008                     $17,962       $17,287
Dec-94                        $16,195                     $16,949       $16,676
Dec-95                        $19,251                     $20,848       $19,731
Dec-96                        $19,753                     $21,132       $20,325
Dec-97                        $21,416                     $23,347       $22,141
Dec-98                        $23,331                     $26,240       $24,351

  + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Intermediate Government Bond Portfolio invests only in securities issued or guaranteed by the US Government and its agencies with a maximum maturity not to exceed 15 years.
 ++ This unmanaged index is comprised of intermediate-term US Government bond and US Treasury securities maturing in 7 years-10 years.
+++ This unmanaged market-weighted composite index is a blended 3-year --
    15-year Treasury and Agency Index comprised of Merrill Lynch US Treasury/Agency 3-5 Years Index, Merrill Lynch US Treasury/Agency 5-10 Years Index and Merrill Lynch US Treasury/Agency 10-15 Years Index.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment  (Continued)
--------------------------------------------------------------------------------

LONG TERM CORPORATE BOND PORTFOLIO
Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the ML C0A0 Corporate Master Index. Beginning and ending values are:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            LONG TERM CORPORATE    MERRILL LYNCH CORPORATE MASTER
              BOND PORTFOLIO+                  INDEX++
Dec-88                    $10,000                          $10,000
Dec-89                    $11,396                          $11,412
Dec-90                    $12,288                          $12,253
Dec-91                    $14,379                          $14,488
Dec-92                    $15,536                          $15,809
Dec-93                    $17,557                          $17,773
Dec-94                    $16,657                          $17,179
Dec-95                    $20,098                          $20,882
Dec-96                    $20,655                          $21,590
Dec-97                    $22,472                          $23,832
Dec-98                    $24,371                          $25,910

 + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Long Term Corporate Bond Portfolio normally invests at least 80% of the value of its assets in straight debt securities which have a rating within the three highest grades as determined by Standard & Poor's Ratings Group (AAA, AA or
   A) or Moody's Investors Service, Inc. (Aaa, Aa or A).
++ This unmanaged index is comprised of all corporate bonds rated BBB3 or higher, of all maturities.

Past performance is not predictive of future performance.

MULTIPLE STRATEGY PORTFOLIO
Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the S&P 500 Index and a Weighted Index. Beginning and ending values are:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           MULTIPLE STRATEGY    STANDARD & POOR'S     WEIGHTED
               PORTFOLIO+          500 INDEX++        INDEX+++
Dec-88                $10,000              $10,000       $10,000
Dec-89                $12,131              $13,168       $12,282
Dec-90                $12,727              $12,760       $12,627
Dec-91                $16,032              $16,647       $15,564
Dec-92                $16,729              $17,915       $16,764
Dec-93                $19,516              $19,721       $18,543
Dec-94                $18,531              $19,982       $18,372
Dec-95                $21,783              $27,490       $23,527
Dec-96                $24,902              $33,802       $26,500
Dec-97                $29,676              $45,079       $32,144
Dec-98                $32,890              $57,962       $38,402

  + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Multiple Strategy Portfolio, which uses a fully managed investment policy, invests in equity, intermediate- and long-term debt and money market securities.
 ++ This unmanaged broad-based index is comprised of common stocks.
+++ This unmanaged index, which is an equally weighted blend of the S&P 500
    Index and the Merrill Lynch US Corporate & Government Master Index, is comprised of common stocks as well as investment-grade bonds.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment  (Concluded)
--------------------------------------------------------------------------------

NATURAL RESOURCES PORTFOLIO
Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the S&P Industrials Index, the Consumer Price Index, and the Lipper Natural Resources Average. Beginning and ending values are:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            NATURAL RESOURCES     STANDARD & POOR'S     CONSUMER PRICE          LIPPER NATURAL
               PORTFOLIO+        INDUSTRIALS INDEX++       INDEX+++          RESOURCES AVERAGE++++
Dec-88                 $10,000                $10,000            $10,000                      $10,000
Dec-89                 $12,523                $12,944            $10,464                      $13,286
Dec-90                 $11,749                $12,825            $11,118                      $12,251
Dec-91                 $11,945                $16,783            $11,449                      $12,374
Dec-92                 $12,107                $17,754            $11,788                      $12,507
Dec-93                 $13,517                $19,368            $12,119                      $15,885
Dec-94                 $13,636                $20,104            $12,442                      $15,317
Dec-95                 $15,302                $27,066            $12,757                      $17,891
Dec-96                 $17,555                $33,305            $13,129                      $24,005
Dec-97                 $15,629                $43,643            $13,353                      $24,269
Dec-98                 $13,508                $58,368            $13,618                      $18,464

   + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Natural Resources Portfolio invests primarily in a portfolio of equity securities (e.g., common stocks and securities convertible into common stocks) of domestic and foreign companies with substantial natural resource assets. The Portfolio may also invest in debt.
  ++ This unmanaged index measures the pattern of movements of the common stocks of large industrial companies and their weighting by capitalization.
 +++ This unmanaged index is the most widely used index of price changes over time and is designed to measure changes in the typical market basket of purchases by urban consumers.
++++ This unmanaged index is comprised of all US mutual funds classified by Lipper Analytical Services Inc. as natural resource-related funds.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of December 31, 1998
--------------------------------------------------------------------------------

                                                                                               VALUE       PERCENT OF
INDUSTRIES               FACE AMOUNT             BONDS & NOTES                  COST         (NOTE 1A)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES       $ 2,000,000  General Electric Capital Corp.,
                                       8.75% due 5/21/2007................  $   2,306,650  $   2,441,480         2.0%
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY     1,049,223  Federal Home Loan Mortgage
OBLIGATIONS                            Corporation, 7.50% due
                                       6/01/2007++........................      1,069,224      1,079,700         0.9
                                      Federal National Mortgage
                                       Association:
                           4,770,000      5.625% due 3/15/2001............      4,785,177      4,840,071         4.1
                           4,940,000      5.75% due 4/15/2003.............      4,969,655      5,071,207         4.3
                           6,410,000      5.75% due 2/15/2008.............      6,374,091      6,637,363         5.6
                          11,095,000  US Treasury Bonds, 6.625% due
                                       2/15/2027..........................     12,653,711     13,123,277        11.0
                                      US Treasury Notes:
                           4,900,000      6% due 8/15/1999................      4,913,398      4,939,788         4.1
                           8,000,000      6.125% due 9/30/2000............      8,172,500      8,196,240         6.9
                                                                            -------------  -------------       -----
                                                                               42,937,756     43,887,646        36.9
-----------------------------------------------------------------------------------------------------------------------
                                      TOTAL BONDS & NOTES                      45,244,406     46,329,126        38.9
-----------------------------------------------------------------------------------------------------------------------

                           SHARES
                            HELD                 COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE           23,600  GenCorp Inc.........................        687,133        588,525         0.5
                               3,300  United Technologies Corporation.....        258,411        358,875         0.3
                                                                            -------------  -------------       -----
                                                                                  945,544        947,400         0.8
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS              17,700  Federal-Mogul Corporation...........        781,374      1,053,150         0.9
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL             24,200  +Avis Rent A Car, Inc...............        576,277        585,337         0.5
                              12,350  The Hertz Corporation (Class A).....        447,293        563,469         0.5
                                                                            -------------  -------------       -----
                                                                                1,023,570      1,148,806         1.0
-----------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE                     8,000  General Motors Corporation..........        561,175        572,500         0.5
-----------------------------------------------------------------------------------------------------------------------
BANKING                       34,600  The Bank of New York Company, Inc...        516,428      1,392,650         1.2
                               7,750  BankAmerica Corporation.............        441,243        465,969         0.4
                                                                            -------------  -------------       -----
                                                                                  957,671      1,858,619         1.6
-----------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL           18,700  First Union Corporation.............        937,487      1,137,194         1.0
                              10,800  Mellon Bank Corporation.............        692,383        742,500         0.6
                                                                            -------------  -------------       -----
                                                                                1,629,870      1,879,694         1.6
-----------------------------------------------------------------------------------------------------------------------
BEVERAGES                     22,700  PepsiCo, Inc........................        872,386        929,281         0.8
-----------------------------------------------------------------------------------------------------------------------
BROADCAST-MEDIA                7,400  +Fox Entertainment Group, Inc.
                                       (Class A)..........................        166,500        186,387         0.2
-----------------------------------------------------------------------------------------------------------------------
BROADCASTING-RADIO            45,700  +Capstar Broadcasting Corporation
                                       (Class A)..........................        868,300      1,045,388         0.9
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                      6,550  du Pont (E.I.) de Nemours and
                                       Company............................        408,342        347,559         0.3
                               9,700  Morton International, Inc...........        272,200        237,650         0.2
                                                                            -------------  -------------       -----
                                                                                  680,542        585,209         0.5
-----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES             15,300  +Cisco Systems, Inc.................        629,755      1,420,031         1.2
-----------------------------------------------------------------------------------------------------------------------
COMPUTERS                     41,100  COMPAQ Computer Corporation.........      1,291,517      1,723,631         1.4
                               6,300  +Dell Computer Corporation..........        397,384        461,081         0.4
                               2,750  +EMC Corporation....................        191,840        233,750         0.2
                               7,000  International Business Machines
                                       Corporation........................        739,977      1,293,250         1.1
                               6,400  Tandy Corporation...................        254,647        263,600         0.2
                                                                            -------------  -------------       -----
                                                                                2,875,365      3,975,312         3.3
-----------------------------------------------------------------------------------------------------------------------
CONSUMER-PRODUCTS             44,300  The Dial Corporation................        915,010      1,279,162         1.1
-----------------------------------------------------------------------------------------------------------------------
DATA PROCESSING                4,500  +Keane, Inc.........................        158,127        179,719         0.1
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of December 31, 1998  (Continued)
--------------------------------------------------------------------------------

                           SHARES                                                              VALUE       PERCENT OF
INDUSTRIES                  HELD                 COMMON STOCKS                  COST         (NOTE 1A)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT           5,900  General Electric Company............  $     455,930  $     602,169         0.5%
-----------------------------------------------------------------------------------------------------------------------
ELECTRONICS                    8,800  Intel Corporation...................      1,007,399      1,042,800         0.9
                               9,700  +Micron Technology, Inc.............        368,590        490,456         0.4
                                                                            -------------  -------------       -----
                                                                                1,375,989      1,533,256         1.3
-----------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                 54,800  +Premier Parks Inc..................      1,541,749      1,657,700         1.4
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES             8,000  Associates First Capital Corporation
                                       (Class A)..........................        275,380        339,000         0.3
                              31,100  Heller Financial, Inc...............        875,837        913,562         0.8
                                                                            -------------  -------------       -----
                                                                                1,151,217      1,252,562         1.1
-----------------------------------------------------------------------------------------------------------------------
FOOD DISTRIBUTION             11,050  Nabisco Holdings Corp. (Class A)....        395,578        458,575         0.4
-----------------------------------------------------------------------------------------------------------------------
FOODS                         23,800  +Keebler Foods Company..............        676,933        895,475         0.7
-----------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS             16,300  The Black & Decker Corporation......        757,404        913,819         0.8
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                     12,400  Allmerica Financial Corporation.....        780,398        717,650         0.6
                              19,900  The Equitable Companies
                                       Incorporated.......................      1,075,119      1,151,712         1.0
                              18,450  Providian Financial Corporation.....        800,994      1,383,750         1.2
                              17,500  UNUM Corporation....................        693,417      1,021,563         0.8
                                                                            -------------  -------------       -----
                                                                                3,349,928      4,274,675         3.6
-----------------------------------------------------------------------------------------------------------------------
MACHINERY                      5,200  Case Corporation....................        139,095        113,425         0.1
                              22,700  Ingersoll-Rand Company..............        808,376      1,065,481         0.9
                                                                            -------------  -------------       -----
                                                                                  947,471      1,178,906         1.0
-----------------------------------------------------------------------------------------------------------------------
MANUFACTURING                 17,600  Tyco International Ltd..............        924,302      1,327,700         1.1
-----------------------------------------------------------------------------------------------------------------------
MEDICAL                       17,500  Beckman Coulter Inc.................      1,043,802        949,375         0.8
-----------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES              35,500  +HEALTHSOUTH Corporation............        605,775        548,031         0.5
-----------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY             8,550  Johnson & Johnson...................        680,930        717,131         0.6
-----------------------------------------------------------------------------------------------------------------------
METALS                         3,350  Aluminum Co. of America.............        259,840        249,784         0.2
-----------------------------------------------------------------------------------------------------------------------
NATURAL GAS                   24,000  Enron Corporation...................      1,138,048      1,369,500         1.1
-----------------------------------------------------------------------------------------------------------------------
NETWORKING PRODUCTS            3,500  +3Com Corporation...................        139,160        156,844         0.1
-----------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED                 6,500  Mobil Corporation...................        509,064        566,313         0.5
                              14,200  Shell Transport & Trading Company
                                       (ADR)(a)...........................        521,692        528,063         0.4
                                                                            -------------  -------------       -----
                                                                                1,030,756      1,094,376         0.9
-----------------------------------------------------------------------------------------------------------------------
OIL SERVICE                    9,570  Schlumberger Limited................        685,230        441,416         0.4
-----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS        6,650  Kimberly-Clark Corporation..........        305,744        362,425         0.3
-----------------------------------------------------------------------------------------------------------------------
PETROLEUM                     18,800  Unocal Corporation..................        706,194        548,725         0.5
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS               13,000  Bristol-Myers Squibb Company........      1,257,877      1,739,563         1.4
                              16,900  Warner-Lambert Company..............        828,853      1,270,669         1.1
                                                                            -------------  -------------       -----
                                                                                2,086,730      3,010,232         2.5
-----------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING         30,600  +World Color Press, Inc.............        969,719        931,388         0.8
-----------------------------------------------------------------------------------------------------------------------
RAILROADS                     33,800  Burlington Northern Santa Fe
                                       Corp...............................        992,586      1,140,750         1.0
-----------------------------------------------------------------------------------------------------------------------
RETAIL                        30,210  Rite Aid Corporation................        638,892      1,497,283         1.3
                              15,800  +Safeway Inc........................        506,864        962,813         0.8
                              12,500  Wal-Mart Stores, Inc................        536,203      1,017,969         0.8
                                                                            -------------  -------------       -----
                                                                                1,681,959      3,478,065         2.9
-----------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY              23,200  Lowe's Companies, Inc...............        844,434      1,187,550         1.0
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of December 31, 1998  (Concluded)
--------------------------------------------------------------------------------

                           SHARES                                                              VALUE       PERCENT OF
INDUSTRIES                  HELD                 COMMON STOCKS                  COST         (NOTE 1A)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
SAVINGS & LOAN                32,800  GreenPoint Financial Corp...........  $   1,316,195  $   1,152,100         1.0%
ASSOCIATIONS
-----------------------------------------------------------------------------------------------------------------------
SCIENTIFIC INSTRUMENTS        12,600  Millipore Corporation...............        268,549        358,312         0.3
-----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                17,200  Motorola Inc........................        910,854      1,050,275         0.9
-----------------------------------------------------------------------------------------------------------------------
SERVICES                      14,500  +Quintiles Transnational Corp.......        674,752        773,031         0.6
-----------------------------------------------------------------------------------------------------------------------
SOFTWARE                      14,800  +BMC Software, Inc..................        380,056        659,525         0.5
                               3,950  +Microsoft Corporation..............        461,395        547,322         0.5
                                                                            -------------  -------------       -----
                                                                                  841,451      1,206,847         1.0
-----------------------------------------------------------------------------------------------------------------------
STEEL                         13,400  +Bethlehem Steel Corporation........        141,820        112,225         0.1
                               4,900  USX-U.S. Steel Group................        134,002        112,700         0.1
                                                                            -------------  -------------       -----
                                                                                  275,822        224,925         0.2
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS            19,700  GTE Corporation.....................        995,075      1,328,519         1.1
                              25,100  +MCI WorldCom Inc...................        769,122      1,800,925         1.5
                              30,100  +Tele-Communications, Inc. (Class
                                       A).................................        774,212      1,664,906         1.4
                              62,200  +Tele-Communications TCI Ventures
                                       Group (Class A)....................        737,037      1,465,588         1.2
                                                                            -------------  -------------       -----
                                                                                3,275,446      6,259,938         5.2
-----------------------------------------------------------------------------------------------------------------------
TOYS                           6,500  Mattel, Inc.........................        150,513        148,281         0.1
-----------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING              13,600  Royal Caribbean Cruises Ltd.........        315,971        503,200         0.4
-----------------------------------------------------------------------------------------------------------------------
UTILITIES-                    21,200  Ameritech Corporation...............      1,016,052      1,343,550         1.1
COMMUNICATION
-----------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRIC            15,000  PECO Energy Company.................        512,425        624,375         0.5
                              13,200  Public Service Enterprise Group
                                       Incorporated.......................        512,908        528,000         0.4
                              11,400  Texas Utilities Company.............        510,193        532,238         0.5
                                                                            -------------  -------------       -----
                                                                                1,535,526      1,684,613         1.4
-----------------------------------------------------------------------------------------------------------------------
UTILITIES-GAS                 28,900  El Paso Energy Corporation..........        805,547      1,006,081         0.8
-----------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT              16,000  Waste Management, Inc...............        686,731        746,000         0.6
-----------------------------------------------------------------------------------------------------------------------
                                      TOTAL COMMON STOCKS                      49,886,006     63,798,240        53.6
-----------------------------------------------------------------------------------------------------------------------
                            FACE
                           AMOUNT            SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*        $ 5,153,000  General Motors Acceptance Corp.,
                                       5.13% due 1/04/1999................      5,150,063      5,150,063         4.3
                           3,000,000  Lexington Parker Capital Company,
                                       LLC, 5.62% due 1/04/1999...........      2,998,126      2,998,126         2.5
-----------------------------------------------------------------------------------------------------------------------
                                      TOTAL SHORT-TERM SECURITIES               8,148,189      8,148,189         6.8
-----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS...................  $ 103,278,601    118,275,555        99.3
                                                                            -------------
                                                                            -------------
                                      OTHER ASSETS LESS LIABILITIES.......                       798,930         0.7
                                                                                           -------------       -----
                                      NET ASSETS..........................                 $ 119,074,485       100.0%
                                                                                           -------------       -----
                                                                                           -------------       -----
-----------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).

 * Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rate paid at the time of purchase by the Portfolio.

 + Non-income producing security.

 ++ Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 1998
--------------------------------------------------------------------------------

                         SHARES                                                            VALUE       PERCENT OF
INDUSTRIES                HELD                  US STOCKS                   COST         (NOTE 1A)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE        106,300  GenCorp Inc.......................  $   3,027,067  $   2,650,856         0.7%
                            15,400  United Technologies Corporation...      1,216,762      1,674,750         0.5
                                                                        -------------  -------------       -----
                                                                            4,243,829      4,325,606         1.2
-------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS            82,000  Federal-Mogul Corporation.........      3,562,581      4,879,000         1.4
-------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL          122,500  +Avis Rent A Car, Inc.............      2,876,140      2,962,969         0.8
                            49,350  The Hertz Corporation (Class A)...      1,908,905      2,251,594         0.7
                                                                        -------------  -------------       -----
                                                                            4,785,045      5,214,563         1.5
-------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE                  76,800  General Motors Corporation........      5,396,448      5,496,000         1.5
-------------------------------------------------------------------------------------------------------------------
BANKING                    156,800  The Bank of New York Company,
                                     Inc..............................      1,618,066      6,311,200         1.8
                            49,369  BankAmerica Corporation...........      2,359,585      2,968,311         0.8
                            89,500  First Union Corporation...........      4,432,425      5,442,719         1.5
                            61,400  Mellon Bank Corporation...........      3,828,193      4,221,250         1.2
                                                                        -------------  -------------       -----
                                                                           12,238,269     18,943,480         5.3
-------------------------------------------------------------------------------------------------------------------
BEVERAGES                  119,600  PepsiCo, Inc......................      4,480,086      4,896,125         1.4
-------------------------------------------------------------------------------------------------------------------
BROADCAST-MEDIA             34,900  +Fox Entertainment Group, Inc.
                                     (Class A)........................        785,250        879,044         0.2
-------------------------------------------------------------------------------------------------------------------
BROADCASTING-RADIO         249,700  +Capstar Broadcasting Corporation
                                     (Class A)........................      4,701,425      5,711,887         1.6
-------------------------------------------------------------------------------------------------------------------
CHEMICALS                   31,000  du Pont (E.I.) de Nemours and
                                     Company..........................      1,932,044      1,644,937         0.5
                            93,000  Morton International, Inc.........      2,681,827      2,278,500         0.6
                                                                        -------------  -------------       -----
                                                                            4,613,871      3,923,437         1.1
-------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS             121,200  +MCI WorldCom Inc.................      3,936,938      8,696,100         2.4
EQUIPMENT
-------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES           80,500  +Cisco Systems, Inc...............      3,466,406      7,471,406         2.1
-------------------------------------------------------------------------------------------------------------------
COMPUTERS                  177,100  COMPAQ Computer Corporation.......      5,734,273      7,427,131         2.1
                            21,150  +EMC Corporation..................      1,511,503      1,797,750         0.5
                            28,700  International Business Machines
                                     Corporation......................      3,167,163      5,302,325         1.5
                                                                        -------------  -------------       -----
                                                                           10,412,939     14,527,206         4.1
-------------------------------------------------------------------------------------------------------------------
CONSUMER-                   45,900  +Dell Computer Corporation........      2,891,313      3,359,306         0.9
ELECTRONICS
-------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS          211,300  The Dial Corporation..............      4,308,964      6,101,288         1.7
-------------------------------------------------------------------------------------------------------------------
DATA PROCESSING             22,700  +Keane, Inc.......................        797,662        906,581         0.3
-------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT        28,000  General Electric Company..........      2,126,853      2,857,750         0.8
-------------------------------------------------------------------------------------------------------------------
ELECTRONICS                 45,000  Intel Corporation.................      5,017,311      5,332,500         1.5
                            49,700  +Micron Technology, Inc...........      1,909,837      2,512,956         0.7
                                                                        -------------  -------------       -----
                                                                            6,927,148      7,845,456         2.2
-------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT              247,900  +Premier Parks Inc................      6,865,705      7,498,975         2.1
-------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES          95,200  Associates First Capital
                                     Corporation (Class A)............      3,473,274      4,034,100         1.2
                           148,900  Heller Financial, Inc.............      4,156,132      4,373,938         1.2
                                                                        -------------  -------------       -----
                                                                            7,629,406      8,408,038         2.4
-------------------------------------------------------------------------------------------------------------------
FOOD DISTRIBUTION           62,550  Nabisco Holdings Corp. (Class
                                     A)...............................      2,286,996      2,595,825         0.7
-------------------------------------------------------------------------------------------------------------------
FOODS                      109,800  +Keebler Foods Company............      3,097,956      4,131,225         1.2
-------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS           90,300  The Black & Decker Corporation....      3,759,296      5,062,444         1.4
-------------------------------------------------------------------------------------------------------------------
INSURANCE                   59,300  Allmerica Financial Corporation...      3,691,526      3,431,987         1.0
                            94,200  The Equitable Companies
                                     Incorporated.....................      4,977,212      5,451,825         1.5
                           106,650  Providian Financial Corporation...      4,871,033      7,998,750         2.3
                            81,900  UNUM Corporation..................      2,994,340      4,780,913         1.3
                                                                        -------------  -------------       -----
                                                                           16,534,111     21,663,475         6.1
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 1998  (Continued)
--------------------------------------------------------------------------------

                         SHARES                                                            VALUE       PERCENT OF
INDUSTRIES                HELD                  US STOCKS                   COST         (NOTE 1A)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
MACHINERY                   29,500  Case Corporation..................  $     788,811  $     643,469         0.2%
                           108,900  Ingersoll-Rand Company............      3,518,001      5,111,494         1.4
                                                                        -------------  -------------       -----
                                                                            4,306,812      5,754,963         1.6
-------------------------------------------------------------------------------------------------------------------
MANUFACTURING               93,800  Tyco International Ltd............      5,016,294      7,076,038         2.0
-------------------------------------------------------------------------------------------------------------------
MEDICAL                     97,400  Beckman Coulter Inc...............      5,787,787      5,283,950         1.5
-------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES           162,000  +HEALTHSOUTH Corporation..........      2,892,644      2,500,875         0.7
-------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY          46,400  Johnson & Johnson.................      3,747,873      3,891,800         1.1
-------------------------------------------------------------------------------------------------------------------
METALS                      21,300  Aluminum Co. of America...........      1,660,813      1,588,181         0.5
-------------------------------------------------------------------------------------------------------------------
NATURAL GAS                 96,400  Enron Corporation.................      4,290,639      5,500,825         1.5
-------------------------------------------------------------------------------------------------------------------
NETWORK PRODUCTS            78,000  +3Com Corporation.................      3,142,566      3,495,375         1.0
-------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED              26,000  Mobil Corporation.................      2,024,697      2,265,250         0.6
-------------------------------------------------------------------------------------------------------------------
OIL SERVICES                41,200  Schlumberger Limited..............      2,373,291      1,900,350         0.5
-------------------------------------------------------------------------------------------------------------------
PAPER & FOREST              78,400  Kimberly-Clark Corporation........      3,871,159      4,272,800         1.2
PRODUCTS
-------------------------------------------------------------------------------------------------------------------
PETROLEUM                   81,300  Unocal Corporation................      3,360,947      2,372,944         0.7
-------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS             61,500  Bristol-Myers Squibb Company......      5,897,573      8,229,469         2.3
                            80,200  Warner-Lambert Company............      3,889,149      6,030,038         1.7
                                                                        -------------  -------------       -----
                                                                            9,786,722     14,259,507         4.0
-------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING      146,500  +World Color Press, Inc...........      4,523,377      4,459,094         1.3
-------------------------------------------------------------------------------------------------------------------
RAILROADS                  149,900  Burlington Northern Santa Fe
                                     Corp.............................      4,743,331      5,059,125         1.4
-------------------------------------------------------------------------------------------------------------------
RETAIL                     143,500  Rite Aid Corporation..............      2,662,461      7,112,219         2.0
                            76,300  +Safeway Inc......................      2,458,458      4,649,531         1.3
                            66,100  Wal-Mart Stores, Inc..............      2,795,690      5,383,019         1.5
                                                                        -------------  -------------       -----
                                                                            7,916,609     17,144,769         4.8
-------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY           115,000  Lowe's Companies, Inc.............      4,134,565      5,886,563         1.7
-------------------------------------------------------------------------------------------------------------------
SAVINGS & LOAN             156,500  GreenPoint Financial Corp.........      6,222,443      5,497,063         1.5
ASSOCIATIONS
-------------------------------------------------------------------------------------------------------------------
SCIENTIFIC                  51,550  Millipore Corporation.............
INSTRUMENTS                                                                 1,098,152      1,465,953         0.4
-------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS              71,100  Motorola, Inc.....................      3,758,667      4,341,544         1.2
-------------------------------------------------------------------------------------------------------------------
SERVICES                    72,200  +Quintiles Transnational Corp.....      3,359,028      3,849,163         1.1
-------------------------------------------------------------------------------------------------------------------
SOFTWARE                    70,200  +BMC Software, Inc................      1,431,467      3,128,287         0.9
                            19,600  +Microsoft Corporation............      2,291,489      2,715,825         0.7
                                                                        -------------  -------------       -----
                                                                            3,722,956      5,844,112         1.6
-------------------------------------------------------------------------------------------------------------------
STEEL                       74,400  +Bethlehem Steel Corporation......        784,887        623,100         0.2
                            23,100  USX-U.S. Steel Group..............        631,725        531,300         0.1
                                                                        -------------  -------------       -----
                                                                            1,416,612      1,154,400         0.3
-------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS          94,300  GTE Corporation...................      4,798,659      6,359,356         1.8
                           128,000  +Tele-Communications, Inc. (Class
                                     A)...............................      2,397,109      7,080,000         2.0
                           297,200  +Tele-Communications TCI Ventures
                                     Group (Class A)..................      3,212,411      7,002,775         2.0
                                                                        -------------  -------------       -----
                                                                           10,408,179     20,442,131         5.8
-------------------------------------------------------------------------------------------------------------------
TOYS                        32,900  Mattel, Inc.......................        761,829        750,531         0.2
-------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING            64,500  Royal Caribbean Cruises Ltd.......      1,484,938      2,386,500         0.7
-------------------------------------------------------------------------------------------------------------------
UTILITIES-                 101,500  Ameritech Corporation.............      4,892,153      6,432,562         1.8
COMMUNICATION
-------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRIC          72,500  PECO Energy Company...............      2,476,711      3,017,813         0.8
                            79,600  Public Service Enterprise Group
                                     Incorporated.....................      3,087,017      3,184,000         0.9
                            64,900  Texas Utilities Company...........      2,908,217      3,030,019         0.8
                                                                        -------------  -------------       -----
                                                                            8,471,945      9,231,832         2.5
-------------------------------------------------------------------------------------------------------------------
UTILITIES-GAS              155,400  El Paso Energy Corporation........      5,615,271      5,409,862         1.5
-------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT            76,600  Waste Management, Inc.............      3,276,179      3,571,475         1.0
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL US STOCKS                       247,916,975    318,483,754        89.3
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 1998  (Concluded)
--------------------------------------------------------------------------------

                         SHARES                                                            VALUE       PERCENT OF
COUNTRIES                 HELD              FOREIGN STOCKS+++               COST         (NOTE 1A)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
CANADA                     134,500  Teleglobe Inc. (9)................  $   3,638,273  $   4,842,000         1.4%
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN CANADA             3,638,273      4,842,000         1.4
-------------------------------------------------------------------------------------------------------------------
FINLAND                     18,200  Nokia Oyj (Class A) (9)...........      1,670,920      2,214,068         0.6
                            55,000  UPM-Kymmene OYJ (7)...............      1,422,770      1,532,424         0.4
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN FINLAND            3,093,690      3,746,492         1.0
-------------------------------------------------------------------------------------------------------------------
FRANCE                       5,600  Cap Gemini S.A. (3)...............        854,205        898,814         0.2
                            27,300  +STMicroelectronics N.V. (NY
                                     Registered Shares) (8)...........      2,311,879      2,131,106         0.6
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN FRANCE             3,166,084      3,029,920         0.8
-------------------------------------------------------------------------------------------------------------------
IRELAND                     45,000  Bank of Ireland (1)...............        823,832        985,636         0.3
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN IRELAND              823,832        985,636         0.3
-------------------------------------------------------------------------------------------------------------------
SINGAPORE                   26,200  +Flextronics International Ltd.         1,832,077      2,240,100         0.6
                                     (4)..............................
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SINGAPORE          1,832,077      2,240,100         0.6
-------------------------------------------------------------------------------------------------------------------
SWEDEN                     232,000  Telefonaktiebolaget LM Ericsson
                                     (ADR)(a) (9).....................      5,691,647      5,539,000         1.6
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SWEDEN             5,691,647      5,539,000         1.6
-------------------------------------------------------------------------------------------------------------------
SWITZERLAND                  1,721  Novartis AG (Registered Shares)
                                     (5)..............................      3,210,532      3,385,574         0.9
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SWITZERLAND        3,210,532      3,385,574         0.9
-------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM              83,200  Bank of Scotland (1)..............        809,478        992,112         0.3
                           303,400  British Petroleum Company PLC
                                     (6)..............................      4,410,885      4,528,646         1.3
                            56,900  Diageo PLC (ADR)(a) (2)...........      2,744,594      2,631,625         0.7
                            51,300  Glaxo Wellcome PLC (5)............      1,622,872      1,764,356         0.5
                            74,400  Shell Transport & Trading Company
                                     (ADR)(a) (6).....................      2,722,265      2,766,750         0.8
                            41,900  Zeneca Group PLC (5)..............      1,657,397      1,823,627         0.5
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE UNITED
                                    KINGDOM                                13,967,491     14,507,116         4.1
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL FOREIGN STOCKS                   35,423,626     38,275,838        10.7
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS.................  $ 283,340,601    356,759,592       100.0
                                                                        -------------
                                                                        -------------
                                    UNREALIZED DEPRECIATION ON FORWARD
                                     FOREIGN EXCHANGE CONTRACTS++.....                       (54,411)        0.0
                                    LIABILITIES IN EXCESS OF OTHER
                                     ASSETS...........................                      (107,733)        0.0
                                                                                       -------------       -----
                                    NET ASSETS........................                 $ 356,597,448       100.0%
                                                                                       -------------       -----
                                                                                       -------------       -----
-------------------------------------------------------------------------------------------------------------------

 (a) American Depositary Receipts (ADR).

   + Non-income producing security.

  ++ Forward foreign exchange contracts as of December 31, 1998 were as follows:

--------------------------------------------------
                                      UNREALIZED
FOREIGN               EXPIRATION     APPRECIATION
CURRENCY SOLD            DATE       (DEPRECIATION)
--------------------------------------------------
C$    6,650,000     February 1999     $  (35,906)
L      6,300,000     January 1999        (29,263)
L       640,000     February 1999         10,758
--------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON
FORWARD FOREIGN
EXCHANGE CONTRACTS (US$ COMMITMENT
-- $15,817,516)                       $  (54,411)
                                    --------------
                                    --------------
--------------------------------------------------

 +++ Corresponding industry groups for foreign stocks:

      (1) Banking

      (2) Beverages

      (3) Computer Services

      (4) Electronic Components

      (5) Medical-Drugs

      (6) Oil-Integrated

      (7) Paper & Forest Products

      (8) Semiconductors

      (9) Telecommunications Equipment

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1998
--------------------------------------------------------------------------------

                           SHARES                                                               VALUE       PERCENT OF
INDUSTRIES                  HELD                   US STOCKS                     COST         (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE          34,100  GenCorp Inc...........................  $     933,351  $     850,369         0.4%
                              4,400  United Technologies Corporation.......        346,894        478,500         0.2
                                                                             -------------  -------------      ------
                                                                                 1,280,245      1,328,869         0.6
------------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS             25,000  Federal-Mogul Corporation.............      1,096,224      1,487,500         0.7
------------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL            30,750  +Avis Rent A Car, Inc.................        779,310        743,766         0.3
                             14,270  The Hertz Corporation (Class A).......        567,894        651,069         0.3
                                                                             -------------  -------------      ------
                                                                                 1,347,204      1,394,835         0.6
------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE                   12,400  General Motors Corporation............        872,890        887,375         0.4
------------------------------------------------------------------------------------------------------------------------
BANKING                      45,900  The Bank of New York Company, Inc.....        828,501      1,847,475         0.8
                             13,416  BankAmerica Corporation...............        868,335        806,637         0.3
                             25,800  First Union Corporation...............      1,291,206      1,568,962         0.7
                             34,400  Mellon Bank Corporation...............      2,208,662      2,365,000         1.0
                                                                             -------------  -------------      ------
                                                                                 5,196,704      6,588,074         2.8
------------------------------------------------------------------------------------------------------------------------
BEVERAGES                    34,800  PepsiCo, Inc..........................      1,275,282      1,424,625         0.6
------------------------------------------------------------------------------------------------------------------------
BROADCASTING-MEDIA           10,300  +Fox Entertainment Group, Inc. (Class
                                      A)...................................        231,750        259,431         0.1
------------------------------------------------------------------------------------------------------------------------
CHEMICALS                     9,000  du Pont (E.I.) de Nemours and Company         560,870        477,562         0.2
                             26,800  Morton International, Inc.............        772,771        656,600         0.3
                                                                             -------------  -------------      ------
                                                                                 1,333,641      1,134,162         0.5
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES          23,000  +Quintiles Transnational Corp.........      1,068,421      1,226,188         0.5
------------------------------------------------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT      34,500  +MCI WorldCom, Inc....................      1,101,043      2,475,375         1.1
------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES            21,150  +Cisco Systems, Inc...................        899,647      1,962,984         0.9
------------------------------------------------------------------------------------------------------------------------
COMPUTERS                    57,000  COMPAQ Computer Corporation...........      1,995,104      2,390,437         1.0
                              5,950  +EMC Corporation......................        425,237        505,750         0.2
                              9,800  International Business Machines
                                      Corporation..........................      1,041,401      1,810,550         0.8
                                                                             -------------  -------------      ------
                                                                                 3,461,742      4,706,737         2.0
------------------------------------------------------------------------------------------------------------------------
CONSUMER-ELECTRONICS         12,450  +Dell Computer Corporation............        784,347        911,184         0.4
------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS            61,500  The Dial Corporation..................      1,262,673      1,775,812         0.8
------------------------------------------------------------------------------------------------------------------------
DATA PROCESSING               6,500  +Keane, Inc...........................        228,405        259,594         0.1
------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT          8,100  General Electric Company..............        627,489        826,706         0.3
------------------------------------------------------------------------------------------------------------------------
ELECTRONICS                  12,900  Intel Corporation.....................      1,420,680      1,528,650         0.6
                             21,100  +Micron Technology, Inc...............        727,505      1,066,869         0.5
                                                                             -------------  -------------      ------
                                                                                 2,148,185      2,595,519         1.1
------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                70,900  +Premier Parks Inc....................      1,893,029      2,144,725         0.9
------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES           34,800  Associates First Capital Corporation
                                      (Class A)............................      1,284,209      1,474,650         0.6
                             43,500  Heller Financial, Inc.................      1,190,630      1,277,812         0.6
                                                                             -------------  -------------      ------
                                                                                 2,474,839      2,752,462         1.2
------------------------------------------------------------------------------------------------------------------------
FOOD DISTRIBUTION            17,300  Nabisco Holdings Corp. (Class A)......        628,877        717,950         0.3
------------------------------------------------------------------------------------------------------------------------
FOODS                        32,700  +Keebler Foods Company................        912,482      1,230,337         0.5
------------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS            24,300  The Black & Decker Corporation........      1,034,931      1,362,319         0.6
------------------------------------------------------------------------------------------------------------------------
INSURANCE                    17,100  Allmerica Financial Corporation.......      1,054,237        989,662         0.4
                             27,200  The Equitable Companies
                                      Incorporated.........................      1,422,465      1,574,200         0.7
                             28,650  Providian Financial Corporation.......      1,272,343      2,148,750         0.9
                             23,700  UNUM Corporation......................        930,435      1,383,488         0.6
                                                                             -------------  -------------      ------
                                                                                 4,679,480      6,096,100         2.6
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1998  (Continued)
--------------------------------------------------------------------------------

                           SHARES                                                               VALUE       PERCENT OF
INDUSTRIES                  HELD                   US STOCKS                     COST         (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
MACHINERY                     7,200  Case Corporation......................  $     192,601  $     157,050         0.1%
                             31,500  Ingersoll-Rand Company................      1,065,389      1,478,531         0.6
                                                                             -------------  -------------      ------
                                                                                 1,257,990      1,635,581         0.7
------------------------------------------------------------------------------------------------------------------------
MANUFACTURING                25,000  Tyco International Ltd................      1,300,040      1,885,938         0.8
------------------------------------------------------------------------------------------------------------------------
MEDICAL EQUIPMENT            17,300  Beckman Coulter Inc...................      1,034,511        938,525         0.4
------------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES             42,300  +HEALTHSOUTH Corporation..............        746,788        653,006         0.3
------------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY            9,350  Johnson & Johnson.....................        735,479        784,231         0.3
------------------------------------------------------------------------------------------------------------------------
METALS                        4,700  Aluminum Co. of America...............        364,428        350,444         0.2
------------------------------------------------------------------------------------------------------------------------
NATURAL GAS                  25,700  Enron Corporation.....................      1,060,626      1,466,506         0.6
------------------------------------------------------------------------------------------------------------------------
NETWORKING PRODUCTS          22,350  +3Com Corporation.....................        900,635      1,001,559         0.4
------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED                9,100  Mobil Corporation.....................        712,673        792,838         0.3
------------------------------------------------------------------------------------------------------------------------
OIL SERVICES                 14,900  Schlumberger Limited..................        923,802        687,263         0.3
------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS       9,450  Kimberly-Clark Corporation............        434,410        515,025         0.2
------------------------------------------------------------------------------------------------------------------------
PETROLEUM                    27,900  Unocal Corporation....................        990,628        814,331         0.4
------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS              17,900  Bristol-Myers Squibb Company..........      1,737,541      2,395,244         1.0
                             23,000  Warner-Lambert Company................      1,109,886      1,729,313         0.8
                                                                             -------------  -------------      ------
                                                                                 2,847,427      4,124,557         1.8
------------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING        42,500  +World Color Press, Inc...............      1,282,612      1,293,594         0.6
------------------------------------------------------------------------------------------------------------------------
RADIO & TELEVISION           58,800  +Capstar Broadcasting Corporation
                                      (Class A)............................      1,117,200      1,345,050         0.6
------------------------------------------------------------------------------------------------------------------------
RAILROADS                    43,000  Burlington Northern Santa Fe Corp.....      1,226,278      1,451,250         0.6
------------------------------------------------------------------------------------------------------------------------
RETAIL                       41,300  Rite Aid Corporation..................        844,619      2,046,931         0.9
                             21,800  +Safeway Inc..........................        762,589      1,328,438         0.6
                             17,400  Wal-Mart Stores, Inc..................        772,590      1,417,013         0.6
                                                                             -------------  -------------      ------
                                                                                 2,379,798      4,792,382         2.1
------------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY             35,500  Lowe's Companies, Inc.................      1,270,660      1,817,156         0.8
------------------------------------------------------------------------------------------------------------------------
SAVINGS & LOAN               45,200  Green Point Financial Corp............      1,760,092      1,587,650         0.7
ASSOCIATIONS
------------------------------------------------------------------------------------------------------------------------
SCIENTIFIC INSTRUMENTS       13,600  Millipore Corporation.................        289,820        386,750         0.2
------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS               19,950  Motorola, Inc.........................      1,064,281      1,218,197         0.5
------------------------------------------------------------------------------------------------------------------------
SOFTWARE                     20,100  +BMC Software, Inc....................        630,712        895,706         0.4
                              5,500  +Microsoft Corporation................        643,245        762,094         0.3
                                                                             -------------  -------------      ------
                                                                                 1,273,957      1,657,800         0.7
------------------------------------------------------------------------------------------------------------------------
STEEL                        23,000  +Bethlehem Steel Corporation..........        235,506        192,625         0.1
                              6,800  USX-U.S. Steel Group..................        185,962        156,400         0.1
                                                                             -------------  -------------      ------
                                                                                   421,468        349,025         0.2
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS           27,200  GTE Corporation.......................      1,385,403      1,834,300         0.8
                             41,300  +Tele-Communications, Inc. (Class
                                      A)...................................        931,290      2,284,406         1.0
                             86,900  +Tele-Communications TCI Ventures
                                      Group (Class A)......................        907,394      2,047,581         0.9
                                                                             -------------  -------------      ------
                                                                                 3,224,087      6,166,287         2.7
------------------------------------------------------------------------------------------------------------------------
TOYS                          9,500  Mattel, Inc...........................        219,981        216,719         0.1
------------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING             25,020  Royal Caribbean Cruises Ltd...........        620,980        925,740         0.4
------------------------------------------------------------------------------------------------------------------------
UTILITIES-COMMUNICATION      29,300  Ameritech Corporation.................      1,412,026      1,856,887         0.8
------------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRIC           20,900  PECO Energy Company...................        713,981        869,963         0.4
                             20,300  Public Service Enterprise Group
                                      Incorporated.........................        788,727        812,000         0.4
                             15,800  Texas Utilities Company...............        707,109        737,663         0.3
                                                                             -------------  -------------      ------
                                                                                 2,209,817      2,419,626         1.1
------------------------------------------------------------------------------------------------------------------------
UTILITIES-GAS                48,600  El Paso Energy Corporation............      1,301,291      1,691,887         0.7
------------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT             22,100  Waste Management, Inc.................        961,059      1,030,413         0.4
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL US STOCKS                            71,184,374     91,405,080        39.5
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1998  (Continued)
--------------------------------------------------------------------------------

                           SHARES                                                               VALUE       PERCENT OF
COUNTRIES                   HELD               FOREIGN STOCKS+++                 COST         (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
AUSTRIA                      12,100  Mayr-Melnhof Karton AG (28)...........  $     609,368  $     565,286         0.2%
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN AUSTRIA                  609,368        565,286         0.2
------------------------------------------------------------------------------------------------------------------------
CANADA                        5,200  Magna International, Inc. (Class A)
                                      (2)..................................        380,819        322,400         0.2
                             66,300  Teleglobe Inc. (36)...................      1,793,383      2,386,800         1.0
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN CANADA                 2,174,202      2,709,200         1.2
------------------------------------------------------------------------------------------------------------------------
DENMARK                       1,800  ISS International Service System A/S
                                      (Class B) (8)........................        117,455        117,133         0.0
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN DENMARK                  117,455        117,133         0.0
------------------------------------------------------------------------------------------------------------------------
FINLAND                      35,100  +Amer Group Ltd. (2)..................        670,527        362,949         0.1
                             10,600  Nokia Oyj (Class A) (9)...............      1,062,053      1,289,512         0.6
                             21,600  Orion-Yhtyma OY (Class B) (29)........        608,300        518,756         0.2
                             23,000  Sampro Insurance Company PLC (Class A)
                                      (20).................................      1,063,535        873,246         0.4
                             76,940  +Sponda OYJ (32)......................        531,230        448,370         0.2
                             10,000  UPM-Kymmene OYJ (28)..................        223,275        278,623         0.1
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN FINLAND                4,158,920      3,771,456         1.6
------------------------------------------------------------------------------------------------------------------------
FRANCE                       13,700  AXA (20)..............................      1,553,876      1,985,614         0.9
                                960  Cap Gemini S.A (19)...................        146,435        154,082         0.1
                             12,700  Elf Aquitaine S.A. (26)...............      1,542,229      1,467,998         0.6
                             10,400  France Telecom S.A. (36)..............        730,077        826,239         0.4
                              2,700  Groupe Danone (17)....................        708,863        772,988         0.3
                             21,500  +STMicroelectronics N.V. (NY
                                      Registered Shares) (35)..............      1,374,706      1,678,344         0.7
                             22,800  Scor S.A. (33)........................        896,880      1,507,435         0.7
                             18,800  Thomson-CSF S.A. (15).................        708,861        807,343         0.3
                              4,800  Vivendi (39)..........................        990,861      1,245,370         0.5
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN FRANCE                 8,652,788     10,445,413         4.5
------------------------------------------------------------------------------------------------------------------------
GERMANY                       6,300  +DaimlerChrysler AG (2)...............        492,823        622,059         0.3
                             15,400  Henkel KGaA (Preferred) (7)...........        656,391      1,377,311         0.6
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN GERMANY                1,149,214      1,999,370         0.9
------------------------------------------------------------------------------------------------------------------------
IRELAND                      53,500  Bank of Ireland (3)...................      1,131,535      1,171,812         0.5
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN IRELAND                1,131,535      1,171,812         0.5
------------------------------------------------------------------------------------------------------------------------
ITALY                       821,000  +Banca di Roma (3)....................      1,807,501      1,390,684         0.6
                            136,600  +Mondadori (Arnoldo) Editore S.p.A.
                                      (31).................................      1,065,609      1,805,632         0.8
                            130,200  Telecom Italia S.p.A. (37)............        987,498      1,110,599         0.5
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN ITALY                  3,860,608      4,306,915         1.9
------------------------------------------------------------------------------------------------------------------------
JAPAN                        11,000  Fuji Photo Film (30)..................        409,133        409,756         0.2
                             70,000  Fujikura Ltd. (15)....................        406,230        376,231         0.2
                             34,000  Fujitsu Limited (15)..................        386,559        453,836         0.2
                             12,000  Ito-Yokado Co., Ltd. (34).............        663,828        840,798         0.4
                             20,000  Kao Corporation (11)..................        398,027        452,328         0.2
                             21,000  Marui Co., Ltd. (28)..................        402,970        405,100         0.2
                             43,000  Matsushita Electric Industrial
                                      Company, Ltd. (15)...................        677,278        762,368         0.3
                             72,000  Minebea Co., Ltd. (23)................        753,986        826,324         0.3
                                190  NTT Mobile Communication Network, Inc.
                                      (a) (36).............................        626,957        783,592         0.3
                                 85  +Nippon Telegraph & Telephone
                                      Corporation (36).....................        718,820        657,384         0.2
                             37,000  Olympus Optical Co., Ltd. (12)........        416,931        426,279         0.2
                              5,000  Orix Corporation (16).................        367,656        374,279         0.2
                              7,000  Rohm Company Ltd. (15)................        614,057        638,847         0.3
                             62,000  Tokio Marine & Fire Insurance Co.,
                                      Ltd. (20)............................        678,166        742,350         0.3
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN JAPAN                  7,520,598      8,149,472         3.5
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1998  (Continued)
--------------------------------------------------------------------------------

                           SHARES                                                               VALUE       PERCENT OF
COUNTRIES                   HELD               FOREIGN STOCKS+++                 COST         (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
NETHERLANDS                   9,600  Unilever N.V. (26)....................  $     688,658  $     820,229         0.4%
                              7,800  Wolters Kluwer N.V. (25)..............      1,192,734      1,668,374         0.7
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN THE NETHERLANDS        1,881,392      2,488,603         1.1
------------------------------------------------------------------------------------------------------------------------
NORWAY                       30,500  Merkantildata ASA (10)................        233,193        300,335         0.1
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN NORWAY                   233,193        300,335         0.1
------------------------------------------------------------------------------------------------------------------------
SINGAPORE                     5,000  +Flextronics International Ltd.
                                      (14).................................        349,633        427,500         0.2
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN SINGAPORE                349,633        427,500         0.2
------------------------------------------------------------------------------------------------------------------------
SPAIN                        51,000  +Dinamia Capital Privado-Sociedad de
                                      Capital Riesgo, S.A. (40)............        958,809        583,339         0.3
                             39,200  Endesa S.A. (39)......................      1,027,231      1,037,460         0.4
                             25,900  Metrovacesa, S.A. (32)................        807,264        782,086         0.3
                             23,600  Telefonica S.A. (36)..................      1,028,435      1,048,188         0.5
                             23,600  Telefonica S.A. (Rights) (b) (36).....              0         20,931         0.0
                             79,200  Uralita, S.A. (6).....................      1,109,687        880,805         0.4
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN SPAIN                  4,931,426      4,352,809         1.9
------------------------------------------------------------------------------------------------------------------------
SWEDEN                       17,200  Autoliv, Inc. (2).....................        575,639        619,164         0.3
                             37,700  Bure Investment AB (21)...............        345,447        536,320         0.2
                             48,400  Castellum AB (32).....................        521,674        526,881         0.2
                              4,900  Custos AB (Class A) (12)..............        126,204         96,984         0.0
                             19,100  Custos AB (Class B) (12)..............        503,438        374,496         0.2
                             38,600  Fastighets AB Tornet (32).............        635,452        565,835         0.3
                             19,600  ForeningsSparbanken AB (3)............        250,439        509,166         0.2
                             63,000  Haldex AB (2).........................      1,114,031        639,056         0.3
                             95,400  Nordbanken Holding AB (3).............        647,233        613,672         0.3
                             39,000  Spectra-Physics AB (Class A) (22).....      1,190,058        460,736         0.2
                             60,600  Telefonaktiebolaget LM Ericsson (ADR)*
                                      (36).................................      1,547,476      1,446,825         0.6
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN SWEDEN                 7,457,091      6,389,135         2.8
------------------------------------------------------------------------------------------------------------------------
SWITZERLAND                     336  Nestle S.A. (Registered Shares)
                                      (17).................................        691,362        731,978         0.3
                                558  Novartis AG (Registered Shares)
                                      (13).................................      1,030,289      1,097,705         0.5
                              3,500  +Swisscom AG (Registered) (37)........        939,582      1,466,302         0.7
                              2,000  Valora Holding AG (24)................        540,904        541,348         0.2
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN SWITZERLAND            3,202,137      3,837,333         1.7
------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM               76,500  Bank of Scotland (3)..................        847,646        912,219         0.4
                            179,400  Billiton PLC (12).....................        433,337        355,794         0.1
                            102,600  British Aerospace PLC (1).............        818,366        869,381         0.4
                             30,200  British Petroleum Company PLC (27)....        432,041        450,775         0.2
                            131,500  Devro PLC (17)........................        881,268        378,347         0.2
                            137,548  Diageo PLC (4)........................      1,552,132      1,564,692         0.7
                             31,600  Glaxo Wellcome PLC (29)...............      1,009,753      1,086,816         0.5
                             32,400  HSBC Holdings PLC (3).................        858,938        878,316         0.4
                             62,500  Lloyds TSB Group PLC (3)..............        830,142        888,719         0.4
                            166,100  LucasVarity PLC (2)...................        536,174        553,863         0.2
                             45,900  National Westminster Bank PLC
                                      (Ordinary) (3).......................        831,564        884,738         0.4
                             36,800  Rio Tinto PLC (Registered) (25).......        454,002        427,803         0.2
                             19,700  Shell Transport & Trading Company
                                      (ADR)* (27)..........................        723,714        732,594         0.3
                            587,000  Thomson Travel Group PLC (38).........      1,830,269      1,601,033         0.7
                             25,800  Zeneca Group PLC (13).................      1,037,033      1,122,902         0.4
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN THE UNITED
                                     KINGDOM                                    13,076,379     12,707,992         5.5
------------------------------------------------------------------------------------------------------------------------
                                     TOTAL FOREIGN STOCKS                       60,505,939     63,739,764        27.6
------------------------------------------------------------------------------------------------------------------------
                            FACE
                           AMOUNT               FOREIGN BONDS+++
----------------------------------------------------------------------------------------------------------------------
GERMANY                            Bundesrepublik Deutschland (18):
                    DM 22,900,000    4.75% due 11/20/2001................     14,212,049     14,331,056         6.2
                       14,300,000    6% due 9/15/2003....................      9,474,731      9,565,378         4.1
                        7,500,000    4.75% due 7/04/2008.................      4,855,529      4,811,074         2.1
                        4,700,000    5.625% due 1/04/2028................      2,679,635      3,176,026         1.4
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN GERMANY               31,221,944     31,883,534        13.8
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1998  (Concluded)
--------------------------------------------------------------------------------

                          FACE                                                                VALUE       PERCENT OF
COUNTRIES                AMOUNT               FOREIGN BONDS+++                 COST         (NOTE 1A)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED                             UK Treasury Gilt (18):
  KINGDOM              L1,300,000    8% due 12/07/2000...................  $   2,196,880  $   2,283,536         1.0%
                        3,850,000    7.25% due 12/07/2007................      6,520,990      7,747,551         3.3
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN THE UNITED
                                    KINGDOM                                    8,717,870     10,031,087         4.3
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL FOREIGN BONDS                        39,939,814     41,914,621        18.1
----------------------------------------------------------------------------------------------------------------------
                                     US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
US                                 Federal National Mortgage Association:
   GOVERNMENT        US$4,280,000    5.625% due 3/15/2001................      4,295,577      4,342,873         1.9
& AGENCY                5,110,000    5.75% due 4/15/2003.................      5,144,083      5,245,722         2.3
OBLIGATIONS             7,700,000    5.75% due 2/15/2008.................      7,675,902      7,973,119         3.4
                        5,090,000  US Treasury Bonds, 6.625% due
                                     2/15/2027...........................      5,800,377      6,020,503         2.6
                                   US Treasury Notes:
                        1,700,000    6% due 8/15/1999....................      1,704,648      1,713,804         0.7
                        1,700,000    6.125% due 9/30/2000................      1,742,234      1,741,701         0.8
                        4,740,000    6.50% due 5/31/2002.................      4,888,866      5,004,397         2.2
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL US GOVERNMENT & AGENCY
                                   OBLIGATIONS                                31,251,687     32,042,119        13.9
----------------------------------------------------------------------------------------------------------------------
                                           SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
   COMMERCIAL PAPER**     614,000  The CIT Group Holdings, Inc., 5.10%
                                    due 1/04/1999........................        613,739        613,739         0.3
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL SHORT-TERM SECURITIES                   613,739        613,739         0.3
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS.....................  $ 203,495,553    229,715,323        99.4
                                                                           -------------
                                                                           -------------
                                   UNREALIZED APPRECIATION ON FORWARD
                                     FOREIGN EXCHANGE CONTRACTS++........                        46,058         0.0
                                   OTHER ASSETS LESS LIABILITIES.........                     1,382,691         0.6
                                                                                          -------------      ------
                                   NET ASSETS............................                 $ 231,144,072       100.0%
                                                                                          -------------      ------
                                                                                          -------------      ------
----------------------------------------------------------------------------------------------------------------------

  *  American Depositary Receipts (ADR).
 ** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rates paid at the time of purchase by the Portfolio.
 (a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 (b) The rights may be exercised until 1/30/1999.
  +  Non-income producing security.
 ++  Forward foreign exchange contracts as of December 31, 1998 were as follows:

--------------------------------------------------
                                      UNREALIZED
FOREIGN               EXPIRATION     APPRECIATION
CURRENCY SOLD            DATE       (DEPRECIATION)
--------------------------------------------------
C$      3,800,000   February 1999     $  (20,517)
L        7,200,000  January 1999         (33,444)
L        5,950,000  February 1999        100,019
--------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON
FORWARD FOREIGN EXCHANGE CONTRACTS
(US$ COMMITMENT -- $24,377,505)       $   46,058
                                    --------------
                                    --------------
--------------------------------------------------

+++ Corresponding industry groups for foreign stocks and bonds:

       (1) Aerospace
       (2) Auto-Parts
       (3) Banking
       (4) Beverages
       (5) Broadcasting & Publishing
       (6) Building Products
       (7) Chemicals
       (8) Commercial Services
       (9) Communication Equipment
      (10) Computer Software
      (11) Cosmetics & Toiletries
      (12) Diversified
      (13) Drugs
      (14) Electronic Components
      (15) Electronics
      (16) Finance
      (17) Food
      (18) Government (Bonds)
      (19) Information Processing
      (20) Insurance
      (21) Investment Management
      (22) Laser Components
      (23) Machine Tools & Machinery
      (24) Merchandising
      (25) Metals & Mining
      (26) Multi-Industry
      (27) Oil-Integrated
      (28) Paper & Forest Products
      (29) Pharmaceuticals
      (30) Photography
      (31) Publishing
      (32) Real Estate
      (33) Reinsurance
      (34) Retail
      (35) Semiconductors
      (36) Telephone-Integrated
      (37) Telecommunications
      (38) Travel & Lodging
      (39) Utilities
      (40) Venture Capital

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Growth Stock Portfolio
Schedule of Investments as of December 31, 1998
--------------------------------------------------------------------------------

                                                                                          VALUE       PERCENT OF
INDUSTRIES            SHARES HELD                STOCKS                    COST         (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------
ADVERTISING                50,000  The Interpublic Group of
                                    Companies, Inc...................  $   1,418,134  $   3,987,500         0.9%
------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL       110,000  Bank One Corporation..............      5,114,378      5,616,875         1.2
                          200,000  BankAmerica Corporation...........     13,075,412     12,025,000         2.6
                          115,000  Citigroup Inc.....................      5,831,312      5,692,500         1.3
                          100,000  Mellon Bank Corporation...........      5,582,673      6,875,000         1.5
                           70,000  State Street Corporation..........      3,613,537      4,869,375         1.1
                                                                       -------------  -------------       -----
                                                                          33,217,312     35,078,750         7.7
------------------------------------------------------------------------------------------------------------------
BEVERAGES                 126,000  The Coca-Cola Company.............      9,910,105      8,426,250         1.8
------------------------------------------------------------------------------------------------------------------
BROADCASTING-MEDIA         50,000  CBS Corporation...................      1,261,119      1,637,500         0.4
                           80,000  +Chancellor Media Corporation.....      3,787,238      3,825,000         0.8
                          150,000  +Clear Channel Communications,
                                    Inc..............................      6,659,651      8,175,000         1.8
                          100,000  +Infinity Broadcasting Corp.
                                    (Class A)........................      2,187,889      2,737,500         0.6
                                                                       -------------  -------------       -----
                                                                          13,895,897     16,375,000         3.6
------------------------------------------------------------------------------------------------------------------
CHEMICALS                 125,000  du Pont (E.I.) de Nemours and
                                    Company..........................      8,773,237      6,632,813         1.5
------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS             18,000  +Ascend Communications, Inc.......        845,465      1,183,500         0.3
EQUIPMENT                 190,000  +Cisco Systems, Inc...............      8,061,200     17,634,375         3.9
                           20,000  +FORE Systems, Inc................        427,702        365,000         0.1
                           10,000  Lucent Technologies Inc...........        724,975      1,100,000         0.2
                           40,000  +Newbridge Networks Corporation...      1,642,081      1,215,000         0.3
                           30,000  Northern Telecom Limited..........      1,480,653      1,503,750         0.3
                           10,000  Telefonaktiebolaget LM Ericsson
                                    (ADR)*...........................        229,375        238,750         0.0
                                                                       -------------  -------------       -----
                                                                          13,411,451     23,240,375         5.1
------------------------------------------------------------------------------------------------------------------
COMPUTER-SOFTWARE          25,000  +Baan Company N.V. (NY Registered
                                    Shares)..........................        800,303        260,938         0.1
                          125,000  +Microsoft Corporation............     10,506,247     17,320,313         3.8
                          200,000  +PeopleSoft, Inc..................      8,128,404      3,775,000         0.8
                          260,000  SAP AG (Systeme, Anwendungen,
                                    Produkte in der
                                    Datenverarbeitung)(ADR)*.........      4,022,500      9,376,250         2.0
                                                                       -------------  -------------       -----
                                                                          23,457,454     30,732,501         6.7
------------------------------------------------------------------------------------------------------------------
COMPUTERS                 360,000  COMPAQ Computer Corporation.......      6,631,665     15,097,500         3.3
                           60,000  +Dell Computer Corporation........      2,162,922      4,391,250         1.0
                           40,000  +Network Appliance, Inc...........      1,098,858      1,790,000         0.4
                                                                       -------------  -------------       -----
                                                                           9,893,445     21,278,750         4.7
------------------------------------------------------------------------------------------------------------------
COSMETICS                 100,000  The Gillette Company..............      4,548,970      4,831,250         1.1
                           10,000  International Flavors & Fragrances
                                    Inc..............................        485,470        441,875         0.1
                                                                       -------------  -------------       -----
                                                                           5,034,440      5,273,125         1.2
------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT       20,000  Emerson Electric Co...............        658,040      1,251,250         0.3
                          149,000  General Electric Company..........      8,090,944     15,207,312         3.3
                            7,000  Honeywell Inc.....................        505,671        527,188         0.1
                                                                       -------------  -------------       -----
                                                                           9,254,655     16,985,750         3.7
------------------------------------------------------------------------------------------------------------------
ELECTRONICS               121,000  Intel Corporation.................      9,245,286     14,338,500         3.1
                           10,000  +STMicroelectronics N.V. (NY
                                    Registered Shares)...............        784,287        780,625         0.2
                           25,000  Texas Instruments Incorporated....      1,494,825      2,139,062         0.5
                                                                       -------------  -------------       -----
                                                                          11,524,398     17,258,187         3.8
------------------------------------------------------------------------------------------------------------------
ENERGY                    100,000  El Paso Energy Corporation........      3,341,065      3,481,250         0.8
                           10,000  Enron Corporation.................        439,371        570,625         0.1
                                                                       -------------  -------------       -----
                                                                           3,780,436      4,051,875         0.9
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Growth Stock Portfolio
Schedule of Investments as of December 31, 1998  (Continued)
--------------------------------------------------------------------------------

                                                                                          VALUE       PERCENT OF
INDUSTRIES            SHARES HELD                STOCKS                    COST         (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT              50,000  +Viacom, Inc. (Class A)...........  $   2,468,540  $   3,678,125         0.8%
                          270,000  The Walt Disney Company...........      8,254,765      8,100,000         1.8
                                                                       -------------  -------------       -----
                                                                          10,723,305     11,778,125         2.6
------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES         20,000  American Express Company..........      1,773,450      2,045,000         0.5
                           30,000  Federal Home Loan Mortgage Corp...      1,758,990      1,933,125         0.4
                           50,000  Federal National Mortgage
                                    Association......................      2,512,330      3,700,000         0.8
                           50,000  Franklin Resources, Inc...........      2,832,854      1,600,000         0.4
                           80,000  Morgan Stanley Dean Witter & Co...      5,177,813      5,680,000         1.2
                                                                       -------------  -------------       -----
                                                                          14,055,437     14,958,125         3.3
------------------------------------------------------------------------------------------------------------------
FOOD                       25,000  ConAgra, Inc......................        553,250        787,500         0.2
                           25,000  Wrigley (Wm.) Jr. Company.........      1,504,620      2,239,062         0.5
                                                                       -------------  -------------       -----
                                                                           2,057,870      3,026,562         0.7
------------------------------------------------------------------------------------------------------------------
FOOD MERCHANDISING         17,000  Albertson's, Inc..................        699,916      1,082,688         0.2
                           35,000  +Fred Meyer, Inc..................        823,550      2,108,750         0.5
                           25,000  +Safeway Inc......................      1,140,220      1,523,437         0.3
                                                                       -------------  -------------       -----
                                                                           2,663,686      4,714,875         1.0
------------------------------------------------------------------------------------------------------------------
HOME FURNISHINGS          121,000  Ethan Allen Interiors, Inc........      6,458,966      4,961,000         1.1
------------------------------------------------------------------------------------------------------------------
HOTELS                     65,000  Marriott International, Inc.
                                    (Class A)........................      1,853,742      1,885,000         0.4
------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS         15,000  Colgate-Palmolive Company.........      1,051,050      1,393,125         0.3
                           40,000  Kimberly-Clark Corporation........      2,083,098      2,180,000         0.5
                          120,000  The Procter & Gamble Company......      8,503,420     10,957,500         2.4
                           90,000  Unilever N.V. (NY Registered
                                    Shares)..........................      6,246,939      7,464,375         1.6
                                                                       -------------  -------------       -----
                                                                          17,884,507     21,995,000         4.8
------------------------------------------------------------------------------------------------------------------
INFORMATION SERVICES       60,000  +America Online, Inc..............      3,736,962      8,685,000         1.9
                          150,000  First Data Corporation............      5,680,095      4,753,125         1.0
                                                                       -------------  -------------       -----
                                                                           9,417,057     13,438,125         2.9
------------------------------------------------------------------------------------------------------------------
INSURANCE                  10,000  Aetna Inc.........................        822,491        786,250         0.2
                           75,000  American International Group,
                                    Inc..............................      4,820,344      7,246,875         1.6
                                                                       -------------  -------------       -----
                                                                           5,642,835      8,033,125         1.8
------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY         10,000  +Boston Scientific Corporation....        249,280        268,125         0.0
                            7,000  Guidant Corporation...............        440,436        771,750         0.2
                           10,000  Johnson & Johnson.................        471,880        838,750         0.2
                                                                       -------------  -------------       -----
                                                                           1,161,596      1,878,625         0.4
------------------------------------------------------------------------------------------------------------------
OIL SERVICES               20,000  Baker Hughes Incorporated.........        831,632        353,750         0.1
                           10,000  Diamond Offshore Drilling, Inc....        282,113        236,875         0.0
                           10,000  Schlumberger Limited..............        574,036        461,250         0.1
                                                                       -------------  -------------       -----
                                                                           1,687,781      1,051,875         0.2
------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS            15,000  +Amgen Inc........................        961,875      1,567,500         0.3
                           80,000  Bristol-Myers Squibb Company......      7,513,085     10,705,000         2.4
                           60,000  Merck & Co., Inc..................      4,430,891      8,861,250         1.9
                          130,000  Pfizer Inc........................      9,637,042     16,306,875         3.6
                                                                       -------------  -------------       -----
                                                                          22,542,893     37,440,625         8.2
------------------------------------------------------------------------------------------------------------------
PHOTOGRAPHY                 5,000  Eastman Kodak Company.............        323,425        360,000         0.1
------------------------------------------------------------------------------------------------------------------
POLLUTION CONTROL          14,500  Waste Management, Inc.............        591,174        676,063         0.1
------------------------------------------------------------------------------------------------------------------
PUBLISHING                 55,000  Gannett Co., Inc..................      3,918,423      3,640,312         0.8
------------------------------------------------------------------------------------------------------------------
RESTAURANTS                15,000  McDonald's Corporation............        684,747      1,149,375         0.2
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Growth Stock Portfolio
Schedule of Investments as of December 31, 1998  (Concluded)
--------------------------------------------------------------------------------

                                                                                          VALUE       PERCENT OF
INDUSTRIES            SHARES HELD                STOCKS                    COST         (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY           60,000  +Abercrombie & Fitch Co. (Class
                                    A)...............................  $   2,860,947  $   4,245,000         0.9%
                          160,000  CVS Corporation...................      5,064,802      8,800,000         1.9
                          120,000  The Gap, Inc......................      3,228,836      6,750,000         1.5
                           50,000  Lowe's Companies, Inc.............      1,768,896      2,559,375         0.6
                          315,000  +Staples, Inc.....................      5,911,139     13,761,562         3.0
                           20,000  +Tommy Hilfiger Corporation.......      1,080,294      1,200,000         0.3
                          105,000  Walgreen Co.......................      2,872,665      6,149,062         1.3
                                                                       -------------  -------------       -----
                                                                          22,787,579     43,464,999         9.5
------------------------------------------------------------------------------------------------------------------
RETAIL STORES             100,000  +Federated Department Stores,
                                    Inc..............................      4,964,120      4,356,250         0.9
                          200,000  Wal-Mart Stores, Inc..............      7,511,290     16,287,500         3.6
                                                                       -------------  -------------       -----
                                                                          12,475,410     20,643,750         4.5
------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS             75,000  +Applied Materials, Inc...........      2,767,610      3,201,563         0.7
------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS        120,000  +AT&T Corp........................      7,826,062      9,030,000         2.0
                           55,000  Ameritech Corporation.............      3,141,286      3,485,625         0.8
                           50,000  Cable & Wireless PLC (ADR)*.......      2,014,324      1,837,500         0.4
                          190,000  GTE Corporation...................     10,842,177     12,813,125         2.8
                           20,000  +NEXTEL Communications, Inc.......        452,923        472,500         0.1
                          100,000  +MCI WorldCom, Inc................      4,392,316      7,175,000         1.6
                          157,000  Sprint Corporation (Fon Group)....      8,669,763     13,207,625         2.9
                          150,000  Sprint Corporation (PCS Group)....      2,318,982      3,468,750         0.7
                                                                       -------------  -------------       -----
                                                                          39,657,833     51,490,125        11.3
------------------------------------------------------------------------------------------------------------------
TOYS                       35,000  Mattel, Inc.......................      1,276,170        798,438         0.2
------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING          130,000  Carnival Corporation (Class A)....      3,057,700      6,240,000         1.4
------------------------------------------------------------------------------------------------------------------
                                   TOTAL STOCKS                          327,260,710    446,146,563        97.8
------------------------------------------------------------------------------------------------------------------
                         FACE
                        AMOUNT           SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**    $ 3,024,000  General Motors Acceptance Corp.,
                                    5.13% due 1/04/1999..............      3,022,276      3,022,276         0.7
------------------------------------------------------------------------------------------------------------------
                                   TOTAL SHORT-TERM SECURITIES             3,022,276      3,022,276         0.7
------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS.................  $ 330,282,986    449,168,839        98.5
                                                                       -------------
                                                                       -------------
                                   OTHER ASSETS LESS LIABILITIES.....                     7,059,471         1.5
                                                                                      -------------       -----
                                   NET ASSETS........................                 $ 456,228,310       100.0%
                                                                                      -------------       -----
                                                                                      -------------       -----
------------------------------------------------------------------------------------------------------------------

 * American Depositary Receipts (ADR).

** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rates paid at the time of purchase by the Fund.

 + Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1998
--------------------------------------------------------------------------------

                      S&P      MOODY'S     FACE                                                                VALUE
INDUSTRIES            RATINGS  RATINGS    AMOUNT                     ISSUE                        COST       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------
                                                                CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------------
AIRLINES-0.8%          BB       Ba2     $  750,000  US Air Inc., 10.375% due 3/01/2013......  $    750,000  $    868,268
------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE-1.6%        B+       B3       1,000,000  Breed Technologies Inc., 9.25% due
                                                     4/15/2008 (b)..........................     1,000,000       875,000
                       B+       B2       1,000,000  Venture Holdings Trust, 9.50% due
                                                     7/01/2005..............................       986,904       995,000
                                                                                              ------------  ------------
                                                                                                 1,986,904     1,870,000
------------------------------------------------------------------------------------------------------------------------
BROADCASTING RADIO &   B        B1       2,000,000  Chancellor Media Corp., 9% due
TELEVISION-6.2%                                      10/01/2008 (b).........................     1,990,000     2,110,000
                       CCC+     B3       1,000,000  Cumulus Media, Inc., 10.375% due
                                                     7/01/2008..............................     1,000,000     1,060,000
                       CCC+     B3       1,000,000  Paxson Communications Corporation,
                                                     11.625% due 10/01/2002.................     1,073,750     1,015,000
                       B-       B3       1,000,000  Salem Communications Corp., 9.50% due
                                                     10/01/2007.............................     1,020,000     1,030,000
                       B        B2       2,000,000  Sinclair Broadcast Group Inc., 8.75% due
                                                     12/15/2007.............................     1,992,160     2,020,000
                                                                                              ------------  ------------
                                                                                                 7,075,910     7,235,000
------------------------------------------------------------------------------------------------------------------------
CABLE-DOMESTIC-6.4%    CCC      Ca       1,173,139  American Telecasting, Inc., 30.325%**
                                                     due 6/15/2004..........................       594,523       199,434
                       B-       B3         500,000  Avalon Cable of Michigan, 9.375% due
                                                     12/01/2008 (b).........................       500,000       511,250
                       BB-      Ba3      2,000,000  Century Communications Corporation,
                                                     9.50% due 3/01/2005....................     1,977,500     2,260,000
                       B        B2       1,500,000  Intermedia Capital Partners L.P., 11.25%
                                                     due 8/01/2006..........................     1,493,750     1,687,500
                       BB+      Ba3      1,000,000  Lenfest Communications, Inc., 8.375% due
                                                     11/01/2005.............................       931,250     1,080,000
                       B        B1       1,000,000  Olympus Communications L.P., Capital
                                                     Corp., Series B, 10.625% due
                                                     11/15/2006.............................     1,000,000     1,100,000
                       BB+      Ba2        500,000  TCI Communications Finance Inc., 9.65%
                                                     due 3/31/2027..........................       513,125       617,420
                                                                                              ------------  ------------
                                                                                                 7,010,148     7,455,604
------------------------------------------------------------------------------------------------------------------------
CABLE-INTERNATIONAL-1.4%                            Australis Media Ltd. (h):
                       D        NR*      2,000,000   1.75%/15.75% due 5/15/2003 (g).........     1,366,087        20,000
                       D        NR*         34,214   1.75%/15.75% due 5/15/2003 ............        18,823           342
                       B-       B3       2,000,000  NTL, Inc., Series B, 10.688%** due
                                                     2/01/2006..............................     1,631,564     1,640,000
                                                                                              ------------  ------------
                                                                                                 3,016,474     1,660,342
------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS-3.6%     B+       B1       1,000,000  Bucyrus International, 9.75% due
                                                     9/15/2007..............................     1,000,000       742,500
                       B        B2       1,000,000  Columbus McKinnon Corp., 8.50% due
                                                     4/01/2008..............................       997,340       940,000
                       B-       B3       1,500,000  International Wire Group, Inc., 11.75%
                                                     due 6/01/2005..........................     1,486,875     1,578,750
                       B        B3       1,250,000  Morris Materials Handling, 9.50% due
                                                     4/01/2008..............................     1,235,000       925,000
                                                                                              ------------  ------------
                                                                                                 4,719,215     4,186,250
------------------------------------------------------------------------------------------------------------------------
CHEMICALS-0.7%         BB-      Ba3        744,000  ISP Holdings Inc., 9.75% due
                                                     2/15/2002..............................       744,000       790,500
------------------------------------------------------------------------------------------------------------------------
COMPUTER               B-       B3       1,000,000  PSINet, Inc., 10% due 2/15/2005.........     1,000,000       990,000
SERVICES-0.8%
------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES-0.9%     B+       B1       1,000,000  Sequa Corp., 9.375% due 12/15/2003......     1,030,937     1,017,500
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1998  (Continued)
--------------------------------------------------------------------------------

                      S&P      MOODY'S     FACE                                                                VALUE
INDUSTRIES            RATINGS  RATINGS    AMOUNT                     ISSUE                        COST       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------
                                                                CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED-1.5%       B-       B2      $1,000,000  Koppers Industries, Inc., 9.875% due
                                                     12/01/2007.............................  $  1,000,000  $    980,000
                       B+       B3       1,000,000  RBX Corp, 12% due 1/15/2003.............     1,000,000       810,000
                                                                                              ------------  ------------
                                                                                                 2,000,000     1,790,000
------------------------------------------------------------------------------------------------------------------------
ENERGY-7.3%            B-       B3         500,000  Bellwether Exploration, 10.875% due
                                                     4/01/2007..............................       500,000       505,000
                       B        B3       1,000,000  Chesapeake Energy Corp., 9.125% due
                                                     4/15/2006..............................       997,550       740,000
                       B        B2       2,000,000  Energy Corp. of America, 9.50% due
                                                     5/15/2007..............................     2,000,000     1,850,000
                       B-       B3       1,000,000  Ocean Rig Norway AS, 10.25% due
                                                     6/01/2008..............................       953,750       800,000
                       B+       B1       1,000,000  Parker Drilling Co., 9.75% due
                                                     11/15/2006.............................       992,150       900,000
                       NR*      B2       1,500,000  Petroleo Brasileiro S.A., 10% due
                                                     10/17/2006 (b).........................     1,500,000     1,387,500
                       B+       B2         500,000  Pool Energy Services Co., 8.625% due
                                                     4/01/2008..............................       500,000       472,500
                       CCC      Caa2     1,000,000  Southwest Royalties Inc., 10.50% due
                                                     10/15/2004.............................       987,910       400,000
                       CCC      Caa2     5,150,000  TransAmerican Energy Corp., Series B,
                                                     13.163%** due 6/15/2002................     4,834,819     1,442,000
                                                                                              ------------  ------------
                                                                                                13,266,179     8,497,000
------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT-0.6%     CCC+     B3       1,252,000  AMF Bowling Worldwide Inc., Series B,
                                                     12.082%** due 3/15/2006................       969,372       676,080
------------------------------------------------------------------------------------------------------------------------
FINANCIAL              NR*      Baa2     1,000,000  IBJ Preferred Capital Co. LLC, 8.79% due
SERVICES-0.7%                                        12/29/2049 (b).........................       996,250       860,000
------------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE-1.4%   B+       B1       1,000,000  Chiquita Brands International Inc.,
                                                     9.125% due 3/01/2004...................     1,002,500     1,022,500
                       B        B3       1,500,000  Colorado Prime Corp., 12.50% due
                                                     5/01/2004..............................     1,469,804       600,000
                                                                                              ------------  ------------
                                                                                                 2,472,304     1,622,500
------------------------------------------------------------------------------------------------------------------------
GAMING-3.4%            D        Caa1     1,000,000  GB Property Funding Corp., 10.875% due
                                                     1/15/2004 (e)..........................       845,000       620,000
                       B+       B2       1,000,000  Hollywood Casino Corp., 12.75% due
                                                     11/01/2003.............................       937,592     1,060,000
                       NR*      NR*        862,000  Jazz Casino Co. LLC, 5.867% due
                                                     11/15/2009 (a).........................       412,099       400,830
                       NR*      NR*         84,000  Jazz Casino Co. LLC, New Contingent
                                                     Notes, due 11/15/2007 (f)..............            --            --
                       B        B2       1,000,000  Trump Atlantic City Associates/ Funding
                                                     Inc., 11.25% due 5/01/2006.............       988,750       880,000
                       B-       B3       1,000,000  Venetian Casino/LV Sands, 12.25% due
                                                     11/15/2004.............................     1,011,250       945,000
                                                                                              ------------  ------------
                                                                                                 4,194,691     3,905,830
------------------------------------------------------------------------------------------------------------------------
HEALTHCARE-4.0%        B+       Ba3      1,000,000  Beverly Enterprises Inc., 9% due
                                                     2/15/2006..............................       933,750     1,020,000
                       BBB      Ba2        750,000  Columbia HCA/Healthcare Corp., 7.15% due
                                                     3/30/2004..............................       720,000       731,340
                       B+       Ba3      1,000,000  Fresenius Medical Capital Trust II,
                                                     7.875% due 2/01/2008...................     1,000,000       990,000
                       B-       B3       1,000,000  Mariner Post-Acute Network, 9.50% due
                                                     11/01/2007.............................       995,540       770,000
                       B+       B2       1,000,000  Quest Diagnostic Inc., 10.75% due
                                                     12/15/2006.............................     1,000,000     1,110,000
                                                                                              ------------  ------------
                                                                                                 4,649,290     4,621,340
------------------------------------------------------------------------------------------------------------------------
HOTELS-1.7%            BB       Ba2      2,000,000  HMH Properties, 7.875% due 8/01/2008....     1,930,000     1,930,000
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1998  (Continued)
--------------------------------------------------------------------------------

                      S&P      MOODY'S     FACE                                                                VALUE
INDUSTRIES            RATINGS  RATINGS    AMOUNT                     ISSUE                        COST       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------
                                                                CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER      BB-      Ba2     $2,000,000  Calpine Corporation, 8.75% due
PRODUCERS-3.5%                                       7/15/2007..............................  $  2,030,677  $  2,020,000
                       B        B2       1,000,000  Midland Funding II, 13.25% due
                                                     7/23/2006..............................     1,108,750     1,281,030
                       BB       Ba2      1,000,000  Monterrey Power, S.A. de C.V., 9.625%
                                                     due 11/15/2009 (b).....................       998,160       780,000
                                                                                              ------------  ------------
                                                                                                 4,137,587     4,081,030
------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-            B        B3       2,000,000  Anthony Crane Rentals, 10.375% due
SERVICES-2.7%                                        8/01/2008 (b)..........................     2,000,000     1,920,000
                       B        B3       1,000,000  Neff Corp., 10.25% due 6/01/2008 (b)....       985,160       980,000
                       CCC+     Caa1       500,000  Thermadyne Holdings Corp., 12.50%** due
                                                     6/01/2008..............................       292,726       237,500
                                                                                              ------------  ------------
                                                                                                 3,277,886     3,137,500
------------------------------------------------------------------------------------------------------------------------
MACHINERY-0.8%         B-       B3       1,000,000  Numatics Inc., 9.625% due 4/01/2008.....     1,000,000       935,000
------------------------------------------------------------------------------------------------------------------------
MEDIA &                NR*      NR*        500,000  Comtel Brasileira Ltd., 10.75% due
COMMUNICATIONS-                                      9/26/2004 (b)..........................       500,000       392,500
INTERNATIONAL-3.5%     B+       B2       1,000,000  Globo Communicacoes e Participacoes,
                                                     Ltd., 10.50% due 12/20/2006 (b)........     1,003,750       642,500
                       BB       Ba2      1,000,000  Grupo Televisa, S.A. de C.V., Series A,
                                                     11.375% due 5/15/2003..................     1,010,000       987,500
                       BBB-     Ba3      2,000,000  Telefonica de Argentina S.A., 11.875%
                                                     due 11/01/2004.........................     1,978,830     2,100,000
                                                                                              ------------  ------------
                                                                                                 4,492,580     4,122,500
------------------------------------------------------------------------------------------------------------------------
METALS & MINING-2.6%   CCC+     B2       1,000,000  Kaiser Aluminum & Chemical Corp., 12.75%
                                                     due 2/01/2003..........................     1,045,000       980,000
                       B        B2       2,000,000  P & L Coal Holdings Corp., 9.625% due
                                                     5/15/2008..............................     1,971,250     2,020,000
                                                                                              ------------  ------------
                                                                                                 3,016,250     3,000,000
------------------------------------------------------------------------------------------------------------------------
PACKAGING-5.2%         BB-      B1       1,500,000  Ball Corp, 8.25% due 8/01/2008 (b)......     1,500,000     1,560,000
                       B-       B3       1,500,000  Indesco International, 9.75% due
                                                     4/15/2008..............................     1,495,625     1,410,000
                       B        B2       1,000,000  Portola Packaging Inc., 10.75% due
                                                     10/01/2005.............................     1,000,000     1,025,000
                       B        B1       1,000,000  Silgan Corp., 9% due 6/01/2009..........     1,000,000     1,012,500
                       B-       B3       1,000,000  Tekni-Plex, Inc., 9.25% due 3/01/2008...     1,000,000     1,045,000
                                                                                              ------------  ------------
                                                                                                 5,995,625     6,052,500
------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST         B        B3       1,000,000  Ainsworth Lumber Company, 12.50% due
PRODUCTS-2.0%                                        7/15/2007 (a)..........................     1,005,000       995,000
                       B+       B1       1,000,000  Doman Industries Ltd., 8.75% due
                                                     3/15/2004..............................       919,000       790,000
                       CCC+     Caa1     1,000,000  Pindo Deli Financial Mauritius, 10.75%
                                                     due 10/01/2007.........................       996,980       543,750
                                                                                              ------------  ------------
                                                                                                 2,920,980     2,328,750
------------------------------------------------------------------------------------------------------------------------
PRINTING &             BB-      B1       1,000,000  Hollinger International Publishing,
PUBLISHING-1.5%                                      9.25% due 2/01/2006....................       956,250     1,050,000
                       BB-      Ba3        750,000  Primedia, Inc., 7.625% due 4/01/2008....       745,687       735,000
                                                                                              ------------  ------------
                                                                                                 1,701,937     1,785,000
------------------------------------------------------------------------------------------------------------------------
PRODUCT                B-       B3       1,000,000  AmeriServ Food Company, 10.125% due
DISTRIBUTION-0.7%                                    7/15/2007..............................     1,000,000       865,000
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1998  (Continued)
--------------------------------------------------------------------------------

                      S&P      MOODY'S     FACE                                                                VALUE
INDUSTRIES            RATINGS  RATINGS    AMOUNT                     ISSUE                        COST       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------
                                                                CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------------
RETAIL                 NR*      NR*     $1,000,000  Bradlees, Inc., 11%
SPECIALTY-0.3%                                       due 8/01/2002 (e)......................  $  1,023,750  $     20,000
                       NR*      NR*        397,000  Cumberland Farms, Inc., 10.50%
                                                     due 10/01/2003.........................       388,564       393,030
                                                                                              ------------  ------------
                                                                                                 1,412,314       413,030
------------------------------------------------------------------------------------------------------------------------
STEEL-1.6%             BB-      B2       2,000,000  Wheeling Pittsburgh Corp., 9.25% due
                                                     11/15/2007.............................     1,980,000     1,870,000
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICA-         B+       B2       1,000,000  GCI Inc., 9.75% due 8/01/2007...........     1,000,000       990,000
TIONS-1.1%             B        B3         500,000  Metronet Communications, 9.95%** due
                                                     6/15/2008..............................       324,374       306,250
                                                                                              ------------  ------------
                                                                                                 1,324,374     1,296,250
------------------------------------------------------------------------------------------------------------------------
TELEPHONY-COMPETITIVE  BB+      Ba1      2,500,000  Qwest Communications
LOCAL EXCHANGE                                       International Inc., 7.50%
CARRIERS-3.1%                                        due 11/01/2008 (b).....................     2,483,100     2,581,250
                       B-       B2       1,000,000  Time Warner Telecom LLC, 9.75% due
                                                     7/15/2008..............................     1,000,000     1,050,000
                                                                                              ------------  ------------
                                                                                                 3,483,100     3,631,250
------------------------------------------------------------------------------------------------------------------------
TEXTILES-0.5%          B+       B3       1,000,000  Anvil Knitwear Inc., Series B, 10.875%
                                                     due 3/15/2007..........................     1,041,250       600,000
------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION-4.5%    BB-      NR*      1,000,000  Autopistas del Sol S.A., 10.25% due
                                                     8/01/2009 (b)..........................     1,026,250       757,500
                       BB       Ba3      2,000,000  GS Superhighway Holdings, 10.25% due
                                                     8/15/2007..............................     1,973,750       940,000
                       B        NR*      1,000,000  MRS Logistica SA, 10.625% due 8/15/2005
                                                     (b)....................................       988,750       507,500
                       BB-      B1       1,000,000  Sea Containers Ltd., Series A, 12.50%
                                                     due 12/01/2004.........................     1,095,000     1,072,500
                       B-       B3       2,000,000  Transtar Holdings L.P., Series B,
                                                     11.376%** due 12/15/2003...............     1,805,247     1,920,000
                                                                                              ------------  ------------
                                                                                                 6,888,997     5,197,500
------------------------------------------------------------------------------------------------------------------------
UTILITIES-3.6%         NR*      NR*      1,000,000  CIA Saneamento Basico, 10% due 7/28/2005
                                                     (b)....................................     1,005,000       680,000
                       B+       B2       1,500,000  +Espirito Santo-Escelsa, 10% due
                                                     7/15/2007..............................     1,498,125       918,750
                       BB       NR*      1,000,000  Inversora de Electrica, 9% due 9/16/2004
                                                     (b)....................................     1,000,000       737,500
                       BBB-     Ba3      1,000,000  Metrogas S.A., 12% due 8/15/2000........       983,750     1,032,500
                       BBB-     Baa3       981,200  TransGas de Occidente S.A., 9.79% due
                                                     11/01/2010 (b)(d)......................       981,200       807,461
                                                                                              ------------  ------------
                                                                                                 5,468,075     4,176,211
------------------------------------------------------------------------------------------------------------------------
WASTE                  B+       B2         500,000  Safety-Kleen Services, 9.25% due
MANAGEMENT-0.4%                                      6/01/2008..............................       500,000       515,000
------------------------------------------------------------------------------------------------------------------------
WIRELESS               CCC+     B2       1,000,000  Cencall Communications
COMMUNICATION-                                       Corporation, 8.803%**
DOMESTIC-4.3%                                        due 1/15/2004..........................       998,670       980,000
                       BB+      Ba3      2,000,000  Comcast Cellular Holdings, Series B,
                                                     9.50% due 5/01/2007....................     1,996,740     2,120,000
                       CCC+     B2       2,000,000  NEXTEL Communications Inc., 14.085%**
                                                     due 8/15/2004..........................     1,585,609     1,940,000
                                                                                              ------------  ------------
                                                                                                 4,581,019     5,040,000
------------------------------------------------------------------------------------------------------------------------
WIRELESS               CCC+     Caa1     1,995,000  McCaw International Ltd., 12.469%** due
COMMUNICATION-                                       4/15/2007..............................     1,349,975     1,082,287
INTERNATIONAL-5.6%     B-       Caa1     2,000,000  Millicom International Cellular S.A.,
                                                     13.116%** due 6/01/2006................     1,477,294     1,400,000
                       B+       Ba3      4,000,000  Orange PLC, 8% due 8/01/2008............     3,882,440     4,040,000
                                                                                              ------------  ------------
                                                                                                 6,709,709     6,522,287
------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN CORPORATE
                                                    BONDS-90.5%                                118,743,357   105,545,022
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1998  (Continued)
--------------------------------------------------------------------------------

                                          SHARES                                                               VALUE
INDUSTRIES                                 HELD                      ISSUE                        COST       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------
                                                            COMMON STOCKS & WARRANTS
------------------------------------------------------------------------------------------------------------------------
CABLE-DOMESTIC-0.0%                          5,000  American Telecasting, Inc. (Warrants)
                                                     (c)....................................  $      4,776  $         50
------------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE-0.0%                         1,500  Colorado Prime Corporation
                                                     (Warrants) (b)(c)......................        13,096         1,500
------------------------------------------------------------------------------------------------------------------------
GAMING-0.1%                                  1,000  +Goldriver Hotel & Casino Corp.,
                                                     Liquidating Trust (e)..................        24,040            --
                                            24,357  JCC Holding Company (e).................        97,428        82,205
                                                                                              ------------  ------------
                                                                                                   121,468        82,205
------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS-0.0%                              936  Grand Union Co. (Warrants) (c)..........             9         2,281
------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATION-                      3,098  NEXTEL Communications, Inc. (e).........
DOMESTIC PAGING &
CELLULAR-0.0%                                                                                       49,991        73,190
------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN COMMON STOCKS &
                                                    WARRANTS-0.1%                                  189,340       159,226
------------------------------------------------------------------------------------------------------------------------

                                                                  PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------------------------
CABLE-DOMESTIC-1.3%                           13,149  CSC Holdings Inc. (a)(e)................       935,000     1,466,113
--------------------------------------------------------------------------------------------------------------------------
ENERGY-1.2%                                    1,117  +Clark USA Inc. (a)(e)..................     1,113,880       938,280
                                              20,000  Coastal Finance I.......................       500,000       492,500
                                               8,273  +TCR Holdings (Class B).................           496           496
                                               4,550  +TCR Holdings (Class C).................           255           255
                                              11,996  +TCR Holdings (Class D).................           636           636
                                              24,819  +TCR Holdings (Class E).................         1,563         1,564
                                                                                                ------------  ------------
                                                                                                   1,616,830     1,433,731
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-0.9%                       40,000  California Federal Bank
                                                       (Series A).............................     1,010,000     1,012,500
--------------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING-0.6%                     7,500  Primedia, Inc. (e)......................       745,500       721,875
--------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATION-                        1,168  NEXTEL Communications Inc. (Series D)
DOMESTIC PAGING &                                      (a)(e).................................     1,183,325     1,191,360
CELLULAR-1.0%
--------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN PREFERRED
                                                      STOCKS-5.0%                                  5,490,655     5,825,579
--------------------------------------------------------------------------------------------------------------------------

                                            FACE
                                           AMOUNT               SHORT-TERM SECURITES
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***-2.3%                $  2,667,000  General Motors Acceptance Corp., 5.13%
                                                       due 1/04/1999..........................     2,665,480     2,665,480
--------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN SHORT-TERM
                                                      SECURITIES-2.3%                              2,665,480     2,665,480
--------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS-97.9%.................  $127,088,832   114,195,307
                                                                                                ------------
                                                                                                ------------
                                                      OTHER ASSETS LESS LIABILITIES-2.1%......                   2,415,044
                                                                                                              ------------
                                                      NET ASSETS-100.0%.......................                $116,610,351
                                                                                                              ------------
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1998  (Concluded)
--------------------------------------------------------------------------------

  * Not Rated.

 ** Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.

  + Restricted securities as to resale.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    VALUE (NOTE
ISSUE                                                                            ACQUISITION DATE         COST          1A)
--------------------------------------------------------------------------------------------------------------------------------
Clark USA Inc................................................................        9/26/1997        $  1,113,880  $    938,280
Goldriver Hotel & Casino Corp., Liquidating Trust............................        8/31/1992              24,040            --
TCR Holdings (Class B).......................................................       12/10/1998                 496           496
TCR Holdings (Class C).......................................................       12/10/1998                 255           255
TCR Holdings (Class D).......................................................       12/10/1998                 636           636
TCR Holdings (Class E).......................................................       12/10/1998               1,563         1,564
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                                 $  1,140,870  $    941,231
                                                                                                      ------------  ------------
                                                                                                      ------------  ------------
--------------------------------------------------------------------------------------------------------------------------------

 (a) Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.

 (b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

 (c) Warrants entitle the Portfolio to purchase a predetermined number of shares of Common Stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

 (d) Subject to principal paydowns.

 (e) Non-income producing security.

 (f) Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Portfolio through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino Co. LLC on a fiscal year basis.

 (g) Each $1,000 face amount contains one warrant of Australia Media Ltd.

 (h) Represents a step bond. Coupon payments are paid-in-kind, in which the Portfolio receives additional face amount at an annual rate of 1.75% until 5/15/2000. Subsequently, the Portfolio will receive cash coupon payments at an annual rate of 15.75% until maturity.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of December 31, 1998
--------------------------------------------------------------------------------

                             FACE                                                                            VALUE
                           AMOUNT                          ISSUE                              COST         (NOTE 1A)
----------------------------------------------------------------------------------------------------------------------

                                          US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN     $ 8,600,000  Federal Home Loan Bank,
BANK-3.6%                          5.40% due 1/15/2003..................................  $   8,752,478  $   8,673,874
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL FEDERAL HOME LOAN BANK                               8,752,478      8,673,874
----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                  Federal Home Loan Mortgage Corporation:
MORTGAGE                5,000,000      7.90% due 9/19/2001..............................      5,000,000      5,356,250
CORPORATION-6.7%        1,685,000      6.42% due 10/03/2005.............................      1,710,802      1,793,733
                        3,100,000      6.40% due 12/13/2006.............................      3,149,817      3,310,707
                        5,500,000      5.75% due 4/15/2008..............................      5,671,985      5,686,505
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION              15,532,604     16,147,195
----------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                   Federal National Mortgage Association:
MORTGAGE                5,000,000      7.55% due 4/22/2002..............................      5,226,550      5,376,550
ASSOCIATION-13.4%       6,000,000      7.40% due 7/01/2004..............................      6,248,520      6,611,220
                       10,000,000      7.85% due 9/10/2004..............................      9,824,469     10,182,800
                        9,000,000      7.65% due 3/10/2005..............................      8,990,156     10,112,310
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION               30,289,695     32,282,880
----------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                    Federal Home Loan Mortgage Corporation (a):
SECURITIES-21.8%       10,000,000      6.50% due 1/15/2009..............................     10,229,688     10,284,300
                        7,525,000      6% due 3/15/2009.................................      7,463,271      7,572,031
                                   Federal National Mortgage Association (a):
                          188,985      9% due 1/01/2002.................................        182,370        192,719
                        5,500,000      6.50% due 10/25/2003.............................      5,594,531      5,748,490
                        3,279,739      6.48% due 6/01/2005..............................      3,302,287      3,388,207
                        1,958,368      6.40% due 1/01/2006..............................      1,977,416      2,035,906
                       18,433,834      6.27% due 11/01/2007.............................     18,405,031     19,134,352
                        1,634,419      6.105% due 8/01/2008.............................      1,630,078      1,681,041
                        2,241,993      6.175% due 8/01/2008.............................      2,250,489      2,316,423
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL MORTGAGE-BACKED SECURITIES                          51,035,161     52,353,469
----------------------------------------------------------------------------------------------------------------------
PRIVATE EXPORT          7,000,000  Private Export Funding Co.,
FUNDING                             8.35% due 1/31/2001.................................      7,083,590      7,458,290
CORPORATION-3.1%
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL PRIVATE EXPORT FUNDING CORPORATION                   7,083,590      7,458,290
----------------------------------------------------------------------------------------------------------------------
US TREASURY                        US Treasury Bonds:
BONDS & NOTES-48.4%     5,000,000      11.875% due 11/15/2003...........................      6,547,656      6,525,800
                       16,000,000      12% due 5/15/2005................................     22,772,500     22,260,000
                       10,000,000      10.75% due 8/15/2005.............................     13,385,937     13,337,500
                                   US Treasury Notes:
                        9,000,000      6.625% due 4/30/2002.............................      9,313,594      9,524,520
                       10,000,000      7.50% due 5/15/2002..............................     10,852,344     10,857,800
                       15,000,000      6.375% due 8/15/2002.............................     15,045,994     15,822,600
                        1,500,000      5.875% due 9/30/2002.............................      1,517,344      1,559,055
                        4,500,000      5.75% due 4/30/2003..............................      4,739,063      4,684,230
                        7,000,000      5.25% due 8/15/2003..............................      7,043,437      7,178,290
                        1,000,000      5.75% due 8/15/2003..............................        993,828      1,044,220
                        4,500,000      7% due 7/15/2006.................................      4,927,148      5,123,655
                        1,500,000      5.50% due 2/15/2008..............................      1,492,617      1,589,535
                       16,000,000      5.625% due 5/15/2008.............................     16,507,969     17,072,480
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL US TREASURY BONDS & NOTES                          115,139,431    116,579,685
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL US GOVERNMENT & AGENCY OBLIGATIONS-97.0%           227,832,959    233,495,393
----------------------------------------------------------------------------------------------------------------------
                                                SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
REPURCHASE              3,751,000  Warburg Dillon Read LLC, purchased on 12/31/1998 to
AGREEMENTS*-1.6%                    yield 4.75% to 1/04/1999............................      3,751,000      3,751,000
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL SHORT-TERM SECURITIES                                3,751,000      3,751,000
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS-98.6%..............................  $ 231,583,959    237,246,393
                                                                                          -------------
                                                                                          -------------
                                   OTHER ASSETS LESS LIABILITIES-1.4%...................                     3,336,228
                                                                                                         -------------
                                   NET ASSETS-100.0%....................................                 $ 240,582,621
                                                                                                         -------------
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------

(a) US Government Agency Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instrument. As a result, the average life may be substantially less than the original maturity.
 * Repurchase Agreements are fully collateralized by US Government Obligations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 1998
--------------------------------------------------------------------------------

                                      MOODY'S            FACE                                                        VALUE
INDUSTRIES               S&P RATINGS  RATINGS          AMOUNT                ISSUE                    COST         (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
                                                                   US GOVERNMENT OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------
US TREASURY                                                    US Treasury Notes:
NOTES-1.8%                      AAA          Aaa   $1,000,000      5.875% due 2/15/2004.........  $   1,022,188  $   1,055,000
                                AAA          Aaa      750,000      7.25% due 5/15/2004..........        819,199        840,585
                                AAA          Aaa      500,000      4.75% due 11/15/2008.........        496,563        503,905
------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL US GOVERNMENT
                                                               OBLIGATIONS-1.8%                     2,337,950        2,399,490
------------------------------------------------------------------------------------------------------------------------------

                                                                    CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED                    NR*         Baa2    3,500,000  ++Bistro Trust 1998-1000, 6.58%
COMMERCIAL                                                      due 3/26/2001...................      3,499,860      3,551,380
MORTGAGE-BACKED                  AA          Aa2    1,000,000  CIT Group Home Equity Loan Trust,
SECURITIES**-12.2%                                              6.44% due 11/15/2027............        999,620      1,004,720
                                AAA          Aaa    1,000,000  Citibank Credit Card Master Trust
                                                                I, Class A, 5.363% due
                                                                12/10/2008......................        999,610        973,020
                                AAA          Aaa    1,000,000  Federal Home Loan Mortgage
                                                                Corporation, Series 2063, Class
                                                                PN, 6% due 10/15/2018...........      1,015,859      1,005,620
                                AAA          Aaa      997,005  Federal National Mortgage
                                                                Association, 6.448% due
                                                                12/25/2012......................        999,498        987,659
                                AAA          Aaa    1,000,000  First Bank, Corporate Card
                                                                MasterTrust, 6.40% due
                                                                2/15/2003.......................        998,772      1,027,600
                                AAA          Aaa      929,087  First Greensboro Home Equity Loan
                                                                Trust, Series 1998-1, Class A2,
                                                                6.55% due 12/25/2029............        929,087        923,861
                                AAA          Aaa      263,048  General Motors Acceptance Corp.
                                                                Grantor Trust, Series 1997-A,
                                                                Class A, 6.50% due 4/15/2002....        262,975        265,329
                                AAA          Aaa    2,000,000  Government National Mortgage
                                                                Association, Series 1998-14,
                                                                6.375% due 11/20/2026...........      1,984,688      2,018,740
                                AAA          Aaa    1,500,000  IMC Home Equity Loan Trust,
                                                                Series 1998-3, Class A5, 6.36%
                                                                due 8/20/2022...................      1,499,709      1,514,130
                                AAA          Aaa    1,000,000  The Money Store, Series 1998-B,
                                                                6.225% due 9/15/2023............        999,851      1,006,230
                                NR*           A2    1,000,000  Mortgage Capital Funding, Inc.,
                                                                Series 1998-MC2, Class C, 6.726%
                                                                due 6/18/2008...................      1,010,000      1,021,797
                               BBB-         Baa1    1,000,000  ++York Funding Ltd., Series
                                                                1998-1A, Class III, 6.50% due
                                                                6/15/2005.......................        999,375        810,000
                                                                                                  -------------  -------------
                                                                                                     16,198,904     16,110,086
------------------------------------------------------------------------------------------------------------------------------
BANKING-11.4%                  BBB+           A3    1,250,000  BB&T Corporation, 7.25% due
                                                                6/15/2007.......................      1,244,162      1,363,512
                                  A           A2    1,000,000  The Bank of New York Company,
                                                                Inc., 7.625% due 7/15/2002......      1,076,500      1,069,170
                                  A           A2    2,000,000  First Interstate/Wells Fargo
                                                                Company, 9.90% due 11/15/2001...      2,270,480      2,237,640
                                 A-           A2    1,000,000  First Union Corporation, 6.30%
                                                                due 4/15/2028...................        996,220      1,013,891
                               BBB+           A3    1,000,000  Great Western Bank, 9.875% due
                                                                6/15/2001.......................      1,108,450      1,093,150
                                 A-           A3    1,000,000  HSBC Americas Inc., 7% due
                                                                11/01/2006......................        991,600      1,047,180
                                BBB           A1    2,000,000  KeyCorp Capital I, 6.427% due
                                                                7/01/2028.......................      1,979,880      1,928,400
                               BBB+         Baa1    1,000,000  MBNA America Bank NA, 5.543% due
                                                                6/10/2004.......................        984,570        951,350
                                 A-           A2    1,000,000  Mellon Capital II, 7.995% due
                                                                1/15/2027.......................        953,470      1,111,860
                                                               Mellon Financial Co.:
                                  A           A3    2,000,000      6.875% due 3/01/2003.........      1,822,480      2,094,400
                                  A           A3    1,000,000      6.375% due 2/15/2010.........      1,001,550      1,050,740
                                                                                                  -------------  -------------
                                                                                                     14,429,362     14,961,293
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 1998  (Continued)
--------------------------------------------------------------------------------

                                      MOODY'S            FACE                                                        VALUE
INDUSTRIES               S&P RATINGS  RATINGS          AMOUNT                ISSUE                    COST         (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
                                                               CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-               A           A1   $  500,000  Ford Motor Credit Company, 5.35%
CAPTIVE - 2.3%                                                  due 8/27/2006...................  $     499,653  $     498,750
                                                               General Motors Acceptance Corp.:
                                  A           A2    1,000,000      7.125% due 5/01/2003.........        994,890      1,058,770
                                  A           A2    1,250,000      7.70% due 4/15/2016..........      1,363,938      1,427,862
                                                                                                  -------------  -------------
                                                                                                      2,858,481      2,985,382
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-             AA-          Aa3    1,000,000  Associates Corp. of North
CONSUMER-5.5%                                                   America, 6.95% due 11/01/2018...        994,120      1,065,580
                                  A           A2    1,000,000  Beneficial Corporation, Series I,
                                                                6.80% due 9/16/2003.............      1,000,000      1,036,888
                                  A          aa3    1,000,000  CIT Capital Trust I, 7.70% due
                                                                2/15/2027.......................        995,440      1,044,913
                                 A+          Aa3    2,000,000  CIT Group Holdings, Inc., 6.625%
                                                                due 6/15/2005...................      2,006,780      2,095,560
                                 A-         Baa1    2,000,000  Finova Capital Corp., 6.25% due
                                                                11/01/2002......................      1,992,340      2,017,760
                                                                                                  -------------  -------------
                                                                                                      6,988,680      7,260,701
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL                        A+           A1    1,000,000  Allstate Corp., 6.75% due
SERVICES-                                                       5/15/2018.......................        999,710      1,039,330
OTHER-12.6%                       A           A2      500,000  Bear Stearns Companies, Inc.,
                                                                6.50% due 7/05/2000.............        499,090        505,085
                                 A+          aa3    2,000,000  Citigroup Capital II, 7.75% due
                                                                12/01/2036......................      2,003,400      2,147,606
                                 A+          Aa3      750,000  Commercial Credit Co., 6.75% due
                                                                7/01/2007.......................        771,555        800,167
                               BBB-         Baa2      500,000  Commercial Net Lease Realty,
                                                                7.125% due 3/15/2008............        498,645        462,660
                                 A-           A3    1,000,000  Donaldson, Lufkin & Jenrette
                                                                Inc., 6.875% due 11/01/2005.....        999,050      1,043,910
                                  A           A2    1,000,000  ++Equitable Life Assurance
                                                                Society of the US, 7.70% due
                                                                12/01/2015......................        993,160      1,096,950
                                AAA          Aaa      500,000  General Electric Capital Corp.,
                                                                8.125% due 5/15/2012............        531,640        617,605
                               BBB-         Baa3    1,000,000  Hospitality Properties Trust, 7%
                                                                due 3/01/2008...................        998,200        923,660
                                  A         Baa1    1,000,000  Lehman Brothers Holdings, Inc.,
                                                                6.50% due 10/01/2002............        999,050      1,000,113
                                 AA          Aa2    2,350,000  MBIA, Inc., 7.15% due
                                                                7/15/2027.......................      2,344,243      2,517,555
                               BBB+         Baa1    2,500,000  PaineWebber Group Inc., 7.99% due
                                                                6/09/2017.......................      2,500,000      2,523,775
                               BBB+         Baa1    1,000,000  Simon Debartolo Group LP, 7.375%
                                                                due 6/15/2018...................        993,420        931,700
                                BBB         Baa2    1,000,000  Spieker Properties LP, 7.35% due
                                                                12/01/2017......................        999,950        945,546
                                                                                                  -------------  -------------
                                                                                                     16,131,113     16,555,662
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 1998  (Continued)
--------------------------------------------------------------------------------

                                      MOODY'S            FACE                                                        VALUE
INDUSTRIES               S&P RATINGS  RATINGS          AMOUNT                ISSUE                    COST         (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-                                                    Anheuser-Busch Companies, Inc.:
CONSUMER-11.6%                   A+           A1   $1,000,000      5.65% due 9/15/2008..........  $     996,610  $   1,019,250
                                 A+           A1    1,560,000      6.50% due 1/01/2028..........      1,564,696      1,648,452
                                  A           A2    3,500,000  Bass America, Inc., 8.125% due
                                                                3/31/2002.......................      3,532,070      3,730,335
                                  A           A2      891,175  ++Disney-Crave-403, 6.85% due
                                                                1/10/2007**.....................        890,559        924,594
                               BBB-         Baa3    1,000,000  Flowers Industries Inc., 7.15%
                                                                due 4/15/2028...................        994,700        959,480
                                 A+           A1      500,000  Hershey Foods Co., 8.80% due
                                                                2/15/2021.......................        670,105        659,515
                                AAA          Aaa    2,000,000  Johnson & Johnson, 8.72% due
                                                                11/01/2024......................      2,019,140      2,388,540
                                 AA          Aa2      410,000  McDonald's Corp, 6.375% due
                                                                1/08/2028.......................        423,592        426,211
                                  A           A2    1,000,000  Nordstrom, Inc., 6.95% due
                                                                3/15/2028.......................      1,012,960      1,052,700
                                  A           A1      750,000  Pepsico, Inc., 5.75% due
                                                                1/02/2003.......................        746,205        757,450
                                  A           A2      500,000  Phillip Morris Companies, Inc.,
                                                                7.25% due 1/15/2003.............        503,440        529,380
                                BBB         Baa2    1,000,000  Time Warner Entertainment Co.,
                                                                8.375% due 3/15/2023............      1,070,290      1,213,980
                                                                                                  -------------  -------------
                                                                                                     14,424,367     15,309,887
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-ENERGY- 0.4%         AA-          Aa3      500,000  Dresser Industries, Inc., 7.60%
                                                                due 8/15/2096...................        498,545        589,640
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-                    BBB+           A3      500,000  Applied Materials Inc., 6.75% due
OTHER-13.0%                                                     10/15/2007......................        499,675        503,230
                                 A+           A2    1,000,000  Chrysler Corp., 7.45% due
                                                                3/01/2027.......................        995,140      1,147,870
                                 A+           A1    1,000,000  ++Electronic Data Systems Corp.,
                                                                6.85% due 5/15/2000.............        999,210      1,020,525
                                BBB         Baa2    2,500,000  Federal Express Corporation,
                                                                9.65% due 6/15/2012.............      2,758,750      3,105,325
                                                               First Data Corporation:
                                  A           A2    1,000,000      6.75% due 7/15/2005..........      1,035,820      1,039,450
                                  A           A2    1,000,000      6.375% due 12/15/2007........        997,430      1,036,130
                               BBB-         Baa2      500,000  Georgia-Pacific Group, 7.25% due
                                                                6/01/2028.......................        497,515        503,710
                                 A-         Baa1    1,000,000  Goodrich (BF) Co., 7% due
                                                                4/15/2038.......................        994,110      1,000,910
                                 A+           A1    1,000,000  International Business Machines
                                                                Corp., 6.50% due 1/15/2028......      1,031,340      1,049,590
                                                               Martin Marietta Corp.:
                               BBB+           A3    1,000,000      6.50% due 4/15/2003..........      1,006,130      1,026,700
                               BBB+           A3      500,000      7.375% due 4/15/2013.........        480,805        550,070
                                  A           A1    1,000,000  PPG Industries Inc., 6.50% due
                                                                11/01/2007......................        996,940      1,044,210
                               BBB-         Baa3      800,000  Royal Caribbean Cruises Ltd.,
                                                                6.75% due 3/15/2008.............        792,896        787,320
                               BBB-         Baa3    1,000,000  TCI Communications Inc., 8.75%
                                                                due 8/01/2015...................      1,173,060      1,242,290
                                                               Tyco International Group S.A.:
                                 A-         Baa1    1,000,000      ++5.875% due 11/01/2004......        999,590        993,835
                                 A-         Baa1    1,000,000      7% due 6/15/2028.............        992,790      1,020,250
                                                                                                  -------------  -------------
                                                                                                     16,251,201     17,071,415
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 1998  (Continued)
--------------------------------------------------------------------------------

                                      MOODY'S            FACE                                                        VALUE
INDUSTRIES               S&P RATINGS  RATINGS          AMOUNT                ISSUE                    COST         (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
                                                               CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------------------
SOVEREIGNS+- 4.6%               AA+          Aa2   $1,000,000  Canada Government Bond, 5.25% due
                                                                11/05/2008 (1)..................  $     999,770  $   1,001,250
                               BBB+           A3      500,000  Peoples Republic of China, 7.30%
                                                                due 12/15/2008 (1)..............        499,300        497,600
                                AA-           A1    1,000,000  Province of Manitoba, 5.50% due
                                                                10/01/2008 (1)..................        993,620      1,009,210
                                AA-          Aa3    1,300,000  Province of Ontario, 5.50% due
                                                                10/01/2008 (1)..................      1,292,304      1,305,005
                                 A+           A2    1,000,000  Province of Quebec, 8.80% due
                                                                4/15/2003 (1)...................      1,129,480      1,122,130
                                                                                                  -------------  -------------
                                                                                                      4,914,474      4,935,195
------------------------------------------------------------------------------------------------------------------------------
TRANSPORT                                                      Southwest Airlines Co.:
SERVICES - 2.4%                  A-           A3    2,000,000      9.40% due 7/01/2001..........      2,407,120      2,166,540
                                 A-           A3    1,000,000      7.375% due 3/01/2027.........      1,119,060      1,053,100
                                                                                                  -------------  -------------
                                                                                                      3,526,180      3,219,640
------------------------------------------------------------------------------------------------------------------------------
UTILITIES-                       A-           A2    1,000,000  ALLTEL Corporation, 6.75% due
COMMUNICATION-9.5%                                              9/15/2005.......................        984,600      1,052,220
                                AA-           A2    2,000,000  GTE California, Inc., Series C,
                                                                8.07% due 4/15/2024.............      2,137,460      2,220,240
                                  A         Baa1    2,000,000  GTE Corp., 9.375% due
                                                                12/01/2000......................      2,189,690      2,145,140
                                  A           A2    1,000,000  Lucent Technologies Inc., 6.50%
                                                                due 1/15/2028...................      1,036,180      1,062,170
                                                               MCI WorldCom Inc.:
                               BBB+         Baa2    1,000,000      7.75% due 4/01/2007..........      1,088,940      1,129,650
                               BBB+         Baa2      500,000      6.125% due 4/15/2012.........        498,665        507,610
                                                               Southwestern Bell
                                                                Telecommunications Corp.:
                                 AA          Aa3    1,000,000      6.125% due 3/01/2000.........        978,880      1,009,960
                                 AA          Aa3    1,000,000      6.375% due 11/15/2007........      1,004,760      1,064,730
                                 A-         Baa1    1,000,000  Sprint Capital Corporation,
                                                                6.875% due 11/15/2028...........      1,016,270      1,039,300
                                 A-           A3    1,200,000  US West Capital Funding Inc.,
                                                                6.50% due 11/15/2018............      1,193,112      1,227,960
                                                                                                  -------------  -------------
                                                                                                     12,128,557     12,458,980
------------------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRIC-5.7%           A           A3      500,000  Central Power & Light Co., Series
                                                                KK, 6.625% due 7/01/2005........        522,905        526,810
                                AAA          Aaa      750,000  Cleveland Electric/Toledo Edison
                                                                , Series B, 7.13% due
                                                                7/01/2007.......................        786,817        813,510
                                 A+           A1      785,000  Consolidated Edison, Inc., 6.25%
                                                                due 2/01/2008...................        785,000        824,062
                                  A           A1    1,000,000  Mississippi Power Co., Series B,
                                                                6.05% due 5/01/2003.............      1,022,480      1,027,240
                                AA-           A1    1,500,000  Pacific Gas and Electric Company,
                                                                Series 93C, 6.25% due
                                                                8/01/2003.......................      1,527,975      1,552,065
                                 A-           A3    1,000,000  Pennsylvania Power & Light Co.,
                                                                6.125% due 5/01/2006............        999,400      1,014,870
                                 A-           A3    1,500,000  Rochester Gas & Electric, Series
                                                                B, 5.84% due 12/22/2008.........      1,500,000      1,490,157
                                AAA          Aaa      300,000  Texas Utilities Electric Company,
                                                                6.375% due 10/01/2004...........        301,545        314,527
                                                                                                  -------------  -------------
                                                                                                      7,446,122      7,563,241
------------------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES-3.1%          AAA          Aaa    1,000,000  Banco Santander-Chile, 6.50% due
                                                                11/01/2005......................        995,290      1,013,595
                                BBB         Baa2    1,000,000  Canadian National Railway Co.,
                                                                6.90% due 7/15/2028.............        995,700      1,039,800
                                  A          Aa3    1,000,000  Midland Bank PLC, 7.65% due
                                                                5/01/2025.......................      1,095,840      1,072,210
                                 A+          Aa3    1,000,000  Sony Corporation, 6.125% due
                                                                3/04/2003.......................        997,880      1,021,540
                               BBB+         Baa2    1,000,000  WPP Finance (USA) Corp., 6.625%
                                                                due 7/15/2005...................        993,090      1,014,486
                                                                                                  -------------  -------------
                                                                                                      5,077,800      5,161,631
------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL CORPORATE BONDS &
                                                               NOTES-94.3%                          120,873,786    124,182,753
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 1998  (Concluded)
--------------------------------------------------------------------------------

                                                         FACE                                                        VALUE
                                                       AMOUNT                ISSUE                    COST         (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
                                                                    SHORT-TERM INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS***-2.3%                      $2,978,000  Warburg Dillon Read LLC,
                                                                purchased on 12/31/1998 to yield
                                                                4.75% to 1/04/1999..............  $   2,978,000  $   2,978,000
------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL SHORT-TERM INVESTMENTS-2.3%      2,978,000      2,978,000
------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS-98.4%..........  $ 126,189,736    129,560,243
                                                                                                  -------------
                                                                                                  -------------
                                                               OTHER ASSETS
                                                               LESS LIABILITIES-1.6%............                     2,168,852
                                                                                                                 -------------
                                                               NET ASSETS-100.0%................                 $ 131,729,095
                                                                                                                 -------------
                                                                                                                 -------------
------------------------------------------------------------------------------------------------------------------------------

  * Not Rated.

 ** Subject to principal paydowns.

*** Repurchase Agreements are fully collateralized by US Government Obligations.

  + Corresponding industry group for sovereigns:

    (1) Government Entity.

 ++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of December 31, 1998
--------------------------------------------------------------------------------

                           FACE                                                  INTEREST     MATURITY       VALUE
                         AMOUNT                      ISSUE                         RATE*        DATE       (NOTE 1A)
----------------------------------------------------------------------------------------------------------------------
BANK NOTES-15.3%    $ 7,000,000  American Express Centurion Bank+.............        5.504%  2/12/1999  $   7,000,000
                      1,500,000  American Express Centurion Bank+.............        5.511   3/19/1999      1,500,000
                      3,000,000  Comerica Bank+...............................        5.531   2/02/1999      2,999,908
                      2,000,000  Comerica Bank+...............................        5.457   2/09/1999      1,999,905
                      3,000,000  FCC National Bank............................        5.65    3/03/1999      2,998,067
                      2,800,000  First National Bank of Chicago...............        5.52    2/16/1999      2,798,931
                      6,000,000  First National Bank of Chicago...............        5.63    3/16/1999      6,004,443
                      3,000,000  First Tennessee Bank N.A.....................        5.82    4/30/1999      3,005,886
                      1,000,000  First USA Bank N.A...........................        6.50   12/23/1999      1,012,770
                      2,200,000  First Union National Bank+...................        4.91    8/30/1999      2,200,000
                      6,000,000  First Union National Bank+...................        4.71    9/01/1999      6,000,000
                      1,900,000  Huntington National Bank+....................        5.451   1/20/1999      1,899,959
                      3,000,000  LaSalle National Bank........................        5.55    2/05/1999      2,999,364
                     10,000,000  LaSalle National Bank........................        5.55    2/08/1999      9,997,576
                      4,000,000  LaSalle National Bank........................        5.55    2/16/1999      3,996,014
                      1,900,000  LaSalle National Bank........................        5.55    2/22/1999      1,899,232
                      6,000,000  NationsBank N.A.+............................        4.83    8/24/1999      5,998,511
                     15,000,000  PNC Bank N.A.+...............................        4.82    1/29/1999     14,999,283
                      8,500,000  PNC Bank N.A.+...............................        5.235  11/03/1999      8,494,475
                      1,000,000  Wachovia Bank N.A............................        5.625   3/02/1999        997,124
----------------------------------------------------------------------------------------------------------------------
                                 TOTAL BANK NOTES (COST-$88,805,850)                                        88,801,448
----------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF       3,000,000  Abbey National Treasury Services Plc+........        5.25   10/29/1999      2,997,000
DEPOSIT-1.0%          3,000,000  Abbey National Treasury Services Plc+........        5.577  11/01/1999      3,000,000
----------------------------------------------------------------------------------------------------------------------
                                 TOTAL CERTIFICATE OF DEPOSIT                                                5,997,000
                                  (COST-$6,000,000)
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL            5,000,000  Apreco, Inc..................................        5.10    2/10/1999      4,972,507
PAPER-35.4%           3,546,000  Apreco, Inc..................................        5.13    3/15/1999      3,511,939
                      9,750,000  Asset Securitization Cooperative Corp........        5.15    3/05/1999      9,669,725
                      5,973,000  Asset Securitization Cooperative Corp........        5.10    4/16/1999      5,888,890
                      5,610,000  Atlantis One Funding Corp....................        5.45    2/11/1999      5,578,319
                      4,800,000  Atlantis One Funding Corp....................        5.31    2/12/1999      4,772,180
                      6,000,000  Atlantis One Funding Corp....................        5.35    3/15/1999      5,942,367
                     10,500,000  Atlantis One Funding Corp....................        5.30    4/30/1999     10,331,848
                      3,000,000  Avco Financial Services Inc..................        5.07    4/05/1999      2,962,311
                     10,000,000  Bankers Trust New York Corporation...........        5.50    1/15/1999      9,981,819
                     10,110,000  Concord Minutemen Capital Co. LLC............        5.26    1/22/1999     10,081,945
                     15,450,000  Countrywide Home Loans, Inc..................        5.30    2/11/1999     15,363,038
                      6,000,000  Cregem North America, Inc....................        5.49    1/05/1999      5,999,100
                      5,000,000  Edison Asset Securitization, LLC.............        5.10    3/17/1999      4,950,600
                      5,000,000  Edison Asset Securitization, LLC.............        5.40    3/19/1999      4,949,228
                      7,000,000  Finova Capital Corp..........................        5.53    2/04/1999      6,967,751
                      5,850,000  General Electric Capital Corp................        5.47    2/18/1999      5,810,878
                        794,000  General Motors Acceptance Corp...............        5.49    1/26/1999        791,307
                      5,000,000  General Motors Acceptance Corp...............        5.49    1/27/1999      4,982,271
                        667,000  Greenwich Funding Corp.......................        5.20    3/03/1999        661,691
                      8,000,000  Greyhawk Capital Corp........................        5.12    2/12/1999      7,953,633
                      1,459,000  Greyhawk Capital Corp........................        5.41    2/12/1999      1,450,544
                     10,000,000  Greyhawk Capital Corp........................        5.20    2/25/1999      9,922,722
                      8,000,000  International Securitization Corp............        5.45    2/04/1999      7,962,456
                      5,000,000  Knight-Ridder, Inc...........................        5.15    4/20/1999      4,926,831
                      5,000,000  Lehman Brothers Holdings Inc.................        5.51    2/16/1999      4,963,510
                      6,000,000  Lehman Brothers Holdings Inc.................        5.50    2/25/1999      5,947,047
                      5,000,000  Lexington Parker Capital Company, LLC........        5.20    3/04/1999      4,959,519
                      7,000,000  Mont Blanc Capital Corp......................        5.30    2/26/1999      6,944,865
                      3,800,000  Morgan Stanley, Dean Witter & Co.+...........        5.584   1/22/1999      3,800,000
                      1,500,000  Morgan Stanley, Dean Witter & Co.+...........        5.52    2/08/1999      1,500,000
                      3,223,000  Park Avenue Receivables Corp.................        5.48    2/12/1999      3,204,320
                      5,883,000  Park Avenue Receivables Corp.................        5.20    2/19/1999      5,842,783
                      7,102,000  Park Avenue Receivables Corp.................        5.15    3/19/1999      7,029,883
                      3,782,000  Sunkyong America, Inc........................        5.25    3/09/1999      3,748,786
                        375,000  Windmill Funding Corp........................        5.13    3/04/1999        371,964
----------------------------------------------------------------------------------------------------------------------
                                 TOTAL COMMERCIAL PAPER (COST-$204,674,780)                                204,698,577
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of December 31, 1998  (Continued)
--------------------------------------------------------------------------------

                           FACE                                                  INTEREST     MATURITY       VALUE
                         AMOUNT                      ISSUE                         RATE*        DATE       (NOTE 1A)
----------------------------------------------------------------------------------------------------------------------
CORPORATE           $   650,000  Associates Corp. of North America+...........        6.75%     6/28/99  $     654,206
NOTES-1.1%            2,500,000  Restructured Asset Securities with Enhanced          5.534     8/13/99      2,500,000
                                  Returns, Series 1998-MM-7-1+................
                      2,900,000  Restructured Asset Securities with Enhanced
                                  Returns, Series 1998-MM-7-1+................        5.675     1/21/00      2,900,000
----------------------------------------------------------------------------------------------------------------------
                                 TOTAL CORPORATE NOTES (COST-$6,052,557)                                     6,054,206
----------------------------------------------------------------------------------------------------------------------
FUNDING               9,000,000  Jackson National Life Insurance Co...........        5.567     5/03/99      9,000,000
AGREEMENTS-3.3%       5,000,000  John Hancock Mutual Life Insurance Co........        5.384     7/30/99      5,000,000
                      5,000,000  Travelers Insurance Company..................        5.577     1/21/99      5,000,000
----------------------------------------------------------------------------------------------------------------------
                                 TOTAL FUNDING AGREEMENTS (COST-$19,000,000)                                19,000,000
----------------------------------------------------------------------------------------------------------------------
MASTER               10,000,000  Goldman Sachs Group, L.P.+...................        5.547     2/22/99     10,000,000
NOTES-1.7%
----------------------------------------------------------------------------------------------------------------------
                                 TOTAL MASTER NOTES (COST-$10,000,000)                                      10,000,000
----------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM          14,000,000  Abbey National Treasury Services Plc+........        4.83      8/17/99     13,993,182
NOTES-19.7%           2,000,000  American Honda Finance Corp.+................        5.357     5/07/99      1,997,400
                      2,140,000  Associates Corp. of North America............        6.25      3/15/99      2,144,580
                      2,900,000  Associates Corp. of North America............        6.625     7/15/99      2,921,924
                      1,500,000  Associates Corp. of North America............        6.75     10/15/99      1,517,880
                      1,000,000  Beneficial Corp..............................        8.17     11/10/99      1,023,840
                      4,000,000  Beneficial Corp..............................        8.375    12/29/99      4,118,000
                      2,100,000  The CIT Group Holdings, Inc.+................        4.89      1/12/99      2,099,978
                      5,900,000  The CIT Group Holdings, Inc..................        6.25      3/22/99      5,913,865
                      2,000,000  The CIT Group Holdings, Inc.+................        4.80      5/24/99      1,999,476
                      4,000,000  The CIT Group Holdings, Inc.+................        4.79      6/28/99      3,998,474
                      3,100,000  Chase Manhattan Corp.+.......................        5.16      3/25/99      3,099,933
                      2,400,000  General Electric Capital Corp.+..............        4.82      6/03/99      2,399,516
                      3,000,000  General Electric Capital Corp.+..............        5.594     9/03/99      3,000,870
                      3,625,000  General Motors Acceptance Corp...............        7.75      1/15/99      3,630,722
                      1,300,000  General Motors Acceptance Corp...............        7.375     5/26/99      1,310,790
                      6,400,000  General Motors Acceptance Corp...............        6.55      6/04/99      6,434,240
                      2,000,000  General Motors Acceptance Corp...............        7.375     6/09/99      2,017,920
                      2,549,000  General Motors Acceptance Corp...............        8.625     6/15/99      2,586,368
                      1,000,000  General Motors Acceptance Corp...............        7.25      6/22/99      1,009,100
                      2,000,000  General Motors Acceptance Corp.+.............        5.411    12/01/00      2,000,000
                      2,000,000  General Motors Acceptance Corp.+.............        5.28      2/27/01      1,999,400
                     10,000,000  Goldman Sachs Group, L.P.+...................        5.25      3/26/99     10,002,000
                      1,200,000  Goldman Sachs Group, L.P.+...................        5.348     1/12/00      1,198,800
                      2,395,000  Household Finance Corp.......................        6.58      5/17/99      2,406,640
                      1,500,000  Household Finance Corp.+.....................        5.352     9/13/99      1,498,755
                      3,795,000  IBM Credit Corp..............................        6.625     4/19/99      3,810,711
                     10,000,000  Liberty Lighthouse US Capital Co. LLC+.......        5.30     10/08/99      9,977,500
                      1,000,000  Morgan Stanley, Dean Witter & Co.+...........        5.298     1/15/99      1,000,000
                      6,000,000  National Rural Utilities Cooperative Finance
                                  Corp.+......................................        5.608     9/21/99      5,997,120
                      5,000,000  PepsiCo, Inc.+...............................        5.209     8/19/99      4,989,000
                         87,834  Premier Auto Trust 1998-3....................        5.62      2/08/99         87,835
                        500,000  Toyota Motor Credit Corp.+...................        5.545     9/23/99        499,544
                      1,400,000  Xerox Capital (Europe) Plc+..................        5.578     8/20/99      1,397,480
----------------------------------------------------------------------------------------------------------------------
                                 MEDIUM-TERM NOTES (COST-$114,072,301)                                     114,082,843
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT,        1,643,000  Federal Home Loan Mortgage Corporation.......        4.86      3/22/99      1,626,062
AGENCY &              5,800,000  Federal National Mortgage Association........        4.68      6/09/99      5,681,119
INSTRUMENTALITY       5,800,000  Federal National Mortgage Association........        4.59      7/08/99      5,659,020
OBLIGATIONS-          2,542,000  Federal National Mortgage Association........        4.69      8/13/99      2,468,344
DISCOUNT-6.7%         2,900,000  Federal National Mortgage Association........        4.54      9/09/99      2,805,905
                      3,900,000  Student Loan Marketing Association...........        4.62      6/30/99      3,809,302
                      7,500,000  US Treasury Bills............................        3.69      4/22/99      7,401,225
                      9,750,000  US Treasury Bills............................        3.80     10/14/99      9,415,824
----------------------------------------------------------------------------------------------------------------------
                                 TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                 OBLIGATIONS-DISCOUNT (COST-$38,936,582)                                    38,866,801
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of December 31, 1998  (Concluded)
--------------------------------------------------------------------------------

                           FACE                                                  INTEREST     MATURITY       VALUE
                         AMOUNT                      ISSUE                         RATE*        DATE       (NOTE 1A)
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT,      $13,500,000  Federal Home Loan Bank+......................        5.168%    9/02/99  $  13,495,543
AGENCY &              2,500,000  Federal Home Loan Bank.......................        5.705     3/23/00      2,502,000
INSTRUMENTALITY       1,000,000  Federal Home Loan Mortgage Corporation.......        5.875     5/19/00      1,002,000
OBLIGATIONS-NON-      1,000,000  Federal Home Loan Mortgage Corporation.......        5.05     11/17/00        993,960
DISCOUNT-14.0%        1,700,000  Federal Home Loan Mortgage Corporation.......        5.18     11/24/00      1,693,574
                      9,000,000  Federal National Mortgage Association+.......        5.028     1/21/99      8,999,790
                     20,000,000  Federal National Mortgage Association+.......        5.028     3/03/99     19,998,649
                      5,000,000  Federal National Mortgage Association+.......        5.108     4/09/99      4,999,349
                      6,000,000  Federal National Mortgage Association+.......        5.043     7/30/99      5,997,169
                      5,000,000  Federal National Mortgage Association+.......        5.103     8/19/99      4,997,714
                      2,900,000  Federal National Mortgage Association........        5.08      9/24/99      2,901,160
                      3,700,000  Federal National Mortgage Association+.......        5.138    10/27/99      3,698,588
                      2,800,000  Federal National Mortgage Association........        5.07     12/14/00      2,787,960
                      5,150,000  Student Loan Marketing Association+..........        5.083     2/04/00      5,148,659
                        900,000  US Treasury Notes............................        4.50      9/30/00        898,313
                        800,000  US Treasury Notes............................        4.625    11/30/00        800,750
----------------------------------------------------------------------------------------------------------------------
                                 TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                 OBLIGATIONS-NON-DISCOUNT (COST-$80,937,699)                                80,915,178
----------------------------------------------------------------------------------------------------------------------
REPURCHASE            9,360,000  Nomura Securities International, Inc.,
AGREEMENTS**-1.6%                 purchased on 12/31/1998 to yield 5.10% to                                  9,360,000
                                  1/04/1999...................................
----------------------------------------------------------------------------------------------------------------------
                                 TOTAL REPURCHASE AGREEMENTS (COST-$9,360,000)                               9,360,000
----------------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS                                                         577,776,053
                                  (COST-$577,839,769)-99.8%...................
                                 OTHER ASSETS LESS LIABILITIES-0.2%...........                               1,026,375
                                                                                                         -------------
                                 NET ASSETS-100.0%............................                           $ 578,802,428
                                                                                                         -------------
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------

 * Commercial Paper and certain US Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio. Other securities bear interest at the rates shown, payable at fixed rates or upon maturity. Interest rates on variable rate securities are adjusted periodically based on appropriate indexes. The interest rates shown are the rates in effect at December 31, 1998.

** Repurchase Agreements are fully collateralized by US Government & Agency
   Obligations.

 + Variable Rate Notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1998
--------------------------------------------------------------------------------

                            SHARES                                                         VALUE        PERCENT OF
INDUSTRIES                   HELD                 US STOCKS                 COST         (NOTE 1A)      NET ASSETS
--------------------------------------------------------------------------------------------------------------------
AEROSPACE &                    201,600  GenCorp Inc..................  $    5,952,527  $    5,027,400         0.4%
DEFENSE                         31,600  United Technologies
                                          Corporation................       2,474,479       3,436,500         0.3
                                                                       --------------  --------------       -----
                                                                            8,427,006       8,463,900         0.7
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS               172,700  Federal-Mogul Corporation....       7,398,582      10,275,650         0.8
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL              216,800  +Avis Rent A Car, Inc.              5,075,566       5,243,850         0.4
                               124,500  The Hertz Corporation (Class
                                          A).........................       4,918,486       5,680,312         0.4
                                                                       --------------  --------------       -----
                                                                            9,994,052      10,924,162         0.8
--------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE                      99,000  General Motors Corporation...       6,967,486       7,084,688         0.5
--------------------------------------------------------------------------------------------------------------------
BANKING                        309,600  The Bank of New York Company,
                                          Inc........................       2,856,008      12,461,400         0.9
                                93,488  BankAmerica Corporation......       4,585,971       5,620,966         0.4
                               177,400  First Union Corporation......       8,806,286      10,788,138         0.8
                               153,700  Mellon Bank Corporation......       9,729,798      10,566,875         0.8
                                                                       --------------  --------------       -----
                                                                           25,978,063      39,437,379         2.9
--------------------------------------------------------------------------------------------------------------------
BEVERAGES                      218,400  PepsiCo, Inc.................       8,395,894       8,940,750         0.7
--------------------------------------------------------------------------------------------------------------------
BROADCASTING MEDIA              70,900  +Fox Entertainment Group,
                                          Inc. (Class A).............       1,595,250       1,785,794         0.1
--------------------------------------------------------------------------------------------------------------------
CHEMICALS                       60,700  du Pont (E.I.) de Nemours and
                                          Company....................       3,782,923       3,220,894         0.2
                               180,400  Morton International, Inc....       5,202,145       4,419,800         0.3
                                                                       --------------  --------------       -----
                                                                            8,985,068       7,640,694         0.5
--------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES              161,550  +Cisco Systems, Inc..........       7,165,350      14,993,859         1.1
--------------------------------------------------------------------------------------------------------------------
COMPUTERS                      372,400  COMPAQ Computer
                                          Corporation................      12,634,889      15,617,525         1.2
                                54,000  +EMC Corporation.............       3,996,524       4,590,000         0.3
                                67,200  International Business
                                          Machines Corporation.......       6,997,461      12,415,200         0.9
                               146,000  Tandy Corporation............       5,849,831       6,013,375         0.5
                                                                       --------------  --------------       -----
                                                                           29,478,705      38,636,100         2.9
--------------------------------------------------------------------------------------------------------------------
CONSUMER ELECTRONICS            73,200  +Dell Computer Corporation...       4,613,462       5,357,325         0.4
--------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS              413,000  The Dial Corporation.........       8,107,368      11,925,375         0.9
--------------------------------------------------------------------------------------------------------------------
DATA PROCESSING                 46,100  +Keane, Inc..................       1,619,922       1,841,119         0.1
--------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT            55,000  General Electric Company.....       4,171,894       5,613,437         0.4
--------------------------------------------------------------------------------------------------------------------
ELECTRONICS/                    89,600  Intel Corporation............       9,996,418      10,617,600         0.8
INSTRUMENTS                    102,100  +Micron Technology, Inc......       3,987,523       5,162,431         0.4
                                                                       --------------  --------------       -----
                                                                           13,983,941      15,780,031         1.2
--------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                  486,000  +Premier Parks Inc...........      13,798,234      14,701,500         1.1
--------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES             267,800  Associates First Capital
                                          Corporation (Class A)......       9,967,222      11,348,025         0.8
                               302,600  Heller Financial, Inc........       8,586,001       8,888,875         0.7
                                                                       --------------  --------------       -----
                                                                           18,553,223      20,236,900         1.5
--------------------------------------------------------------------------------------------------------------------
FOOD DISTRIBUTION              128,950  Nabisco Holdings Corp. (Class
                                          A).........................       4,739,542       5,351,425         0.4
--------------------------------------------------------------------------------------------------------------------
FOODS                          195,100  +Keebler Foods Company.......       5,642,794       7,340,638         0.5
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1998  (Continued)
--------------------------------------------------------------------------------

                            SHARES                                                         VALUE        PERCENT OF
INDUSTRIES                   HELD                 US STOCKS                 COST         (NOTE 1A)      NET ASSETS
--------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS              172,700  The Black & Decker
                                          Corporation................  $    7,155,127  $    9,681,994         0.7%
--------------------------------------------------------------------------------------------------------------------
INSURANCE                      117,900  Allmerica Financial
                                        Corporation..................       7,238,357       6,823,462         0.5
                               189,200  The Equitable Companies
                                          Incorporated...............      10,072,571      10,949,950         0.8
                               205,050  Providian Financial
                                        Corporation..................       9,523,699      15,378,750         1.1
                               161,700  UNUM Corporation.............       5,682,001       9,439,237         0.7
                                                                       --------------  --------------       -----
                                                                           32,516,628      42,591,399         3.1
--------------------------------------------------------------------------------------------------------------------
MACHINERY                       48,600  Case Corporation.............       1,300,060       1,060,088         0.1
                               234,900  Ingersoll-Rand Company.......       7,436,195      11,025,619         0.8
                                                                       --------------  --------------       -----
                                                                            8,736,255      12,085,707         0.9
--------------------------------------------------------------------------------------------------------------------
MANUFACTURING                  180,200  Tyco International Ltd.......       9,623,133      13,593,837         1.0
--------------------------------------------------------------------------------------------------------------------
MEDICAL                        111,700  Beckman Coulter Inc..........       6,766,889       6,059,725         0.5
--------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES               299,300  +HEALTHSOUTH Corporation.....       5,786,111       4,620,444         0.3
--------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY             114,700  Johnson & Johnson............       9,214,251       9,620,462         0.7
--------------------------------------------------------------------------------------------------------------------
METALS                          31,450  Aluminum Co. of America......       2,439,169       2,344,991         0.2
--------------------------------------------------------------------------------------------------------------------
NATURAL GAS                    207,430  Enron Corporation............       9,046,370      11,836,474         0.9
--------------------------------------------------------------------------------------------------------------------
NETWORKING PRODUCTS            164,400  +3Com Corporation............       6,673,479       7,367,175         0.6
--------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED                  61,700  Mobil Corporation............       4,832,165       5,375,612         0.4
--------------------------------------------------------------------------------------------------------------------
OIL SERVICES                    93,000  Schlumberger Limited.........       5,623,738       4,289,625         0.3
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                 126,600  Kimberly-Clark Corporation...       6,214,301       6,899,700         0.5
PRODUCTS
--------------------------------------------------------------------------------------------------------------------
PETROLEUM                      198,300  Unocal Corporation...........       7,248,595       5,787,881         0.4
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                122,600  Bristol-Myers Squibb
                                        Company......................      11,731,453      16,405,412         1.2
                               160,400  Warner-Lambert Company.......       7,648,941      12,060,075         0.9
                                                                       --------------  --------------       -----
                                                                           19,380,394      28,465,487         2.1
--------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING          291,900  +World Color Press, Inc......       9,175,701       8,884,706         0.7
--------------------------------------------------------------------------------------------------------------------
RADIO & TELEVISION             480,900  +Capstar Broadcasting
                                          Corporation (Class A)......       9,094,246      11,000,587         0.8
--------------------------------------------------------------------------------------------------------------------
RAILROADS                      307,700  Burlington Northern Santa Fe
                                          Corp.......................       8,818,773      10,384,875         0.8
--------------------------------------------------------------------------------------------------------------------
RETAIL                         287,800  Rite Aid Corporation.........       5,029,208      14,264,087         1.1
                               150,300  +Safeway Inc.................       4,716,983       9,158,906         0.7
                               118,100  Wal-Mart Stores, Inc.........       4,875,010       9,617,769         0.7
                                                                       --------------  --------------       -----
                                                                           14,621,201      33,040,762         2.5
--------------------------------------------------------------------------------------------------------------------
RETAIL-SPECIALTY               229,800  Lowe's Companies, Inc........       8,311,752      11,762,887         0.9
--------------------------------------------------------------------------------------------------------------------
SAVINGS & LOAN                 341,900  GreenPoint Financial Corp....      13,608,625      12,009,238         0.9
ASSOCIATIONS
--------------------------------------------------------------------------------------------------------------------
SCIENTIFIC INSTRUMENTS         128,400  Millipore Corporation........       2,735,812       3,651,375         0.3
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                 191,950  Motorola, Inc................      10,568,834      11,720,947         0.9
--------------------------------------------------------------------------------------------------------------------
SERVICES                       154,000  +Quintiles Transnational
                                        Corp.........................       7,156,575       8,210,125         0.6
--------------------------------------------------------------------------------------------------------------------
SOFTWARE                       140,000  +BMC Software, Inc...........       2,869,536       6,238,750         0.5
                                49,400  +Microsoft Corporation.......       5,965,733       6,844,987         0.5
                                                                       --------------  --------------       -----
                                                                            8,835,269      13,083,737         1.0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1998  (Continued)
--------------------------------------------------------------------------------

                            SHARES                                                         VALUE        PERCENT OF
INDUSTRIES                   HELD                 US STOCKS                 COST         (NOTE 1A)      NET ASSETS
--------------------------------------------------------------------------------------------------------------------
STEEL                          185,900  +Bethlehem Steel
                                        Corporation..................  $    1,860,783  $    1,556,912         0.1%
                                45,900  USX-U.S. Steel Group.........       1,255,246       1,055,700         0.1
                                                                       --------------  --------------       -----
                                                                            3,116,029       2,612,612         0.2
--------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS             186,800  GTE Corporation..............       9,397,744      12,597,325         0.9
                               233,200  +MCI WorldCom, Inc...........       6,476,342      16,732,100         1.2
                               279,300  +Tele-Communications, Inc.
                                          (Class A)..................       5,052,204      15,448,781         1.2
                               603,968  +Tele-Communications TCI
                                          Ventures Group (Class A)...       6,243,799      14,230,996         1.1
                                                                       --------------  --------------       -----
                                                                           27,170,089      59,009,202         4.4
--------------------------------------------------------------------------------------------------------------------
TOYS                            72,300  Mattel, Inc..................       1,675,189       1,649,344         0.1
--------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING               132,200  Royal Caribbean Cruises
                                        Ltd..........................       3,106,749       4,891,400         0.4
--------------------------------------------------------------------------------------------------------------------
UTILITIES-                     201,100  Ameritech Corporation........
COMMUNICATIONS                                                              9,607,578      12,744,712         1.0
--------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRIC             142,500  PECO Energy Company..........       4,868,026       5,931,562         0.4
                               150,200  Public Service Enterprise
                                          Group Incorporated.........       5,835,372       6,008,000         0.5
                               138,000  Texas Utilities Company......       6,244,119       6,442,875         0.5
                                                                       --------------  --------------       -----
                                                                           16,947,517      18,382,437         1.4
--------------------------------------------------------------------------------------------------------------------
UTILITIES-GAS                  332,600  El Paso Energy Corporation...       8,690,610      11,578,638         0.9
--------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT               150,100  Waste Management, Inc........       6,394,559       6,998,412         0.5
--------------------------------------------------------------------------------------------------------------------
                                        TOTAL US STOCKS                   500,507,549     648,567,235        48.4
--------------------------------------------------------------------------------------------------------------------
                             FACE
                            AMOUNT           US CORPORATE BONDS
--------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES       US$ 3,000,000  General Electric Capital
                                          Corp., 8.75% due
                                          5/21/2007..................       3,373,650       3,662,220         0.3
--------------------------------------------------------------------------------------------------------------------
                                        TOTAL US CORPORATE BONDS            3,373,650       3,662,220         0.3
--------------------------------------------------------------------------------------------------------------------
                            SHARES
COUNTRIES                    HELD            FOREIGN STOCKS++++
--------------------------------------------------------------------------------------------------------------------
AUSTRIA                         41,300  Mayr-Melnhof Karton AG (29)..       2,079,634       1,929,446         0.1
--------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS IN AUSTRIA        2,079,634       1,929,446         0.1
--------------------------------------------------------------------------------------------------------------------
CANADA                          18,000  Magna International, Inc.
                                          (Class A) (2)..............       1,298,178       1,116,000         0.1
                               169,500  Teleglobe Inc. (37)..........       4,584,980       6,102,000         0.4
--------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS IN CANADA         5,883,158       7,218,000         0.5
--------------------------------------------------------------------------------------------------------------------
DENMARK                          6,100  ISS International Service
                                          System A/S (Class B) (7)...         398,044         396,951         0.0
--------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS IN DENMARK          398,044         396,951         0.0
--------------------------------------------------------------------------------------------------------------------
FINLAND                        134,800  +Amer Group Ltd. (12)........       2,517,131       1,393,890         0.1
                                35,900  Nokia Oyj (Class A) (9)......       3,598,126       4,367,311         0.3
                                74,200  Orion-Yhtyma OY (Class B)
                                          (30).......................       2,114,892       1,782,023         0.1
                                55,000  Sampro Insurance Company PLC
                                          (Class A) (20).............       2,543,141       2,088,198         0.2
                               201,850  +Sponda OYJ (33).............       1,395,162       1,176,287         0.1
                                33,600  UPM-Kymmene OYJ (29).........         750,204         936,172         0.1
--------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS IN FINLAND       12,918,656      11,743,881         0.9
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1998  (Continued)
--------------------------------------------------------------------------------

                            SHARES                                                         VALUE        PERCENT OF
COUNTRIES                    HELD            FOREIGN STOCKS++++             COST         (NOTE 1A)      NET ASSETS
--------------------------------------------------------------------------------------------------------------------
FRANCE                          64,800  AXA (20).....................  $    7,412,810  $    9,391,808         0.7%
                                 3,200  Cap Gemini S.A. (19).........         488,117         513,608         0.0
                                51,600  Elf Aquitaine S.A. (27)......       6,149,421       5,964,464         0.5
                                35,000  France Telecom S.A. (37).....       2,456,894       2,780,611         0.2
                                 9,000  Groupe Danone (17)...........       2,362,876       2,576,628         0.2
                                58,400  Scor S.A. (34)...............       3,157,204       3,861,148         0.3
                                72,600  +STMicroelectronics N.V. (NY
                                          Registered Shares) (36)....       4,339,101       5,667,337         0.4
                                62,800  Thomson-CSF S.A. (15)........       2,292,838       2,696,870         0.2
                                15,400  Vivendi (40).................       3,250,423       3,995,562         0.3
--------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS IN FRANCE        31,909,684      37,448,036         2.8
--------------------------------------------------------------------------------------------------------------------
GERMANY                         21,200  +DaimlerChrysler AG (2)......       1,658,387       2,093,277         0.2
                                59,000  Henkel KGaA (Preferred)
                                        (7)..........................       2,514,746       5,276,711         0.4
--------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS IN GERMANY        4,173,133       7,369,988         0.6
--------------------------------------------------------------------------------------------------------------------
IRELAND                        131,000  Bank of Ireland (3)..........       2,770,717       2,869,297         0.2
--------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS IN IRELAND        2,770,717       2,869,297         0.2
--------------------------------------------------------------------------------------------------------------------
ITALY                        2,663,000  +Banca di Roma (3)...........       5,822,946       4,510,829         0.3
                               450,000  +Mondadori (Arnoldo) Editore
                                          S.p.A. (32)................       3,797,870       5,948,276         0.5
                               445,700  Telecom Italia S.p.A. (38)...       3,380,400       3,801,797         0.3
--------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS IN ITALY         13,001,216      14,260,902         1.1
--------------------------------------------------------------------------------------------------------------------
JAPAN                           36,000  Fuji Photo Film (31).........       1,338,980       1,341,020         0.1
                               236,000  Fujikura Ltd. (15)...........       1,369,746       1,268,435         0.1
                               115,000  Fujitsu Limited (15).........       1,307,477       1,535,033         0.1
                                41,000  Ito-Yokado Co., Ltd. (35)....       2,174,694       2,872,727         0.2
                                66,000  Kao Corporation (11).........       1,313,489       1,492,683         0.1
                                70,000  Marui Co., Ltd. (24).........       1,343,234       1,350,333         0.1
                               179,000  Matsushita Electric
                                          Industrial Company, Ltd.
                                          (15).......................       2,796,501       3,173,579         0.2
                               248,000  Minebea Co., Ltd. (23).......       2,617,318       2,846,226         0.2
                                    66  NTT Mobile Communication
                                          Network, Inc.(c) (37)......       2,177,849       2,721,951         0.2
                                   289  +Nippon Telegraph & Telephone
                                          Corporation (c)(37)........       2,453,236       2,235,104         0.2
                               121,000  Olympus Optical Co., Ltd.
                                        (12).........................       1,362,830       1,394,049         0.1
                                18,000  Orix Corporation (16)........       1,323,509       1,347,406         0.1
                                24,000  Rohm Company Ltd. (15).......       2,350,008       2,190,333         0.2
                               211,000  Tokio Marine & Fire Insurance
                                          Co., Ltd. (20).............       2,208,056       2,526,386         0.2
--------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS IN JAPAN         26,136,927      28,295,265         2.1
--------------------------------------------------------------------------------------------------------------------
NETHERLANDS                     32,100  Unilever N.V. (26)...........       2,302,700       2,742,640         0.2
                                35,800  Wolters Kluwer N.V. (5)......       5,477,098       7,657,408         0.6
--------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS IN THE
                                        NETHERLANDS                         7,779,798      10,400,048         0.8
--------------------------------------------------------------------------------------------------------------------
NORWAY                         103,200  Merkantildata ASA (10).......         789,033       1,016,215         0.1
--------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS IN NORWAY           789,033       1,016,215         0.1
--------------------------------------------------------------------------------------------------------------------
SINGAPORE                       19,200  +Flextronics International
                                        Ltd. (14)....................       1,354,873       1,641,600         0.1
--------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS IN
                                        SINGAPORE                           1,354,873       1,641,600         0.1
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1998  (Continued)
--------------------------------------------------------------------------------

                            SHARES                                                         VALUE        PERCENT OF
COUNTRIES                    HELD            FOREIGN STOCKS++++             COST         (NOTE 1A)      NET ASSETS
--------------------------------------------------------------------------------------------------------------------
SPAIN                          167,000  +Dinamia Capital Privado-
                                          Sociedad de Capital Riesgo,
                                          S.A. (41)..................  $    3,090,997  $    1,910,150         0.1%
                               132,000  Endesa S.A. (40).............       3,459,044       3,493,489         0.2
                                89,400  Metrovacesa, S.A. (32).......       2,789,966       2,699,557         0.2
                                79,600  Telefonica S.A. (37).........       3,468,790       3,535,412         0.3
                                79,600  Telefonica S.A. (Rights) (b)
                                        (37).........................              --          70,596         0.0
                               201,600  Uralita, S.A. (6)............       2,825,478       2,242,050         0.2
--------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS IN SPAIN         15,634,275      13,951,254         1.0
--------------------------------------------------------------------------------------------------------------------
SWEDEN                          58,100  Autoliv, Inc. (2)............       1,886,650       2,091,479         0.2
                               128,700  Bure Investment AB (21)......       1,424,916       1,830,884         0.1
                               162,200  Castellum AB (33)............       1,835,601       1,765,704         0.1
                                38,700  Custos AB (Class A) (12).....         996,756         765,976         0.1
                                42,000  Custos AB (Class B) (12).....       1,107,064         823,499         0.1
                                79,200  Fastighets AB Tornet (33)....       1,303,852       1,160,989         0.1
                                69,500  ForeningsSparbanken AB (3)...       1,852,452       1,805,463         0.1
                               160,200  Haldex AB (2)................       2,833,165       1,625,028         0.1
                               254,800  Nordbanken Holding AB (3)....       1,489,785       1,639,031         0.1
                               168,000  Spectra-Physics AB (Class A)
                                          (22).......................       4,169,959       1,984,710         0.2
                               172,600  Telefonaktiebolaget LM
                                          Ericsson (ADR) (a) (37)....       4,430,727       4,120,825         0.3
--------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS IN SWEDEN        23,330,927      19,613,588         1.5
--------------------------------------------------------------------------------------------------------------------
SWITZERLAND                      1,137  Nestle S.A. (Registered
                                          Shares) (17)...............       2,339,520       2,476,962         0.2
                                 1,880  Novartis AG (Registered
                                          Shares) (13)...............       3,471,223       3,698,361         0.3
                                11,700  +Swisscom AG (Registered)
                                        (38).........................       3,138,208       4,901,639         0.3
                                 4,900  Valora Holding AG (24).......       1,324,473       1,326,302         0.1
--------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS IN
                                        SWITZERLAND                        10,273,424      12,403,264         0.9
--------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                 259,000  Bank of Scotland (3).........       2,871,282       3,088,427         0.2
                               604,800  Billiton PLC (12)............       1,460,882       1,199,468         0.1
                               344,500  British Aerospace PLC (1)....       2,796,837       2,919,119         0.2
                               101,600  British Petroleum Company PLC
                                          (27).......................       1,453,489       1,516,514         0.1
                               349,100  Devro PLC (17)...............       2,557,767       1,004,418         0.1
                               647,753  Diageo PLC (4)...............       7,362,016       7,368,582         0.6
                               106,600  Glaxo Wellcome PLC (30)......       3,406,317       3,666,284         0.3
                               109,300  HSBC Holdings PLC (3)........       2,896,747       2,962,962         0.2
                               210,600  Lloyds TSB Group PLC (3).....       2,798,079       2,994,628         0.2
                               561,200  LucasVarity PLC (2)..........       2,148,372       1,871,330         0.1
                               155,800  National Westminster Bank PLC
                                          (Ordinary) (3).............       2,824,317       3,003,096         0.2
                               124,000  Rio Tinto PLC (Registered)
                                        (25).........................       1,529,788       1,441,509         0.1
                               133,500  Shell Transport & Trading
                                          Company (ADR)(a) (27)......       4,904,521       4,964,531         0.4
                             2,028,000  Thomson Travel Group PLC
                                          (39).......................       6,124,443       5,531,338         0.4
                                87,200  Zeneca Group PLC (13)........       3,505,009       3,795,234         0.3
--------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS IN THE
                                        UNITED KINGDOM                     48,639,866      47,327,440         3.5
--------------------------------------------------------------------------------------------------------------------
                                        TOTAL FOREIGN STOCKS              207,073,365     217,885,175        16.2
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1998  (Continued)
--------------------------------------------------------------------------------

                          FACE                                                            VALUE        PERCENT OF
                         AMOUNT             FOREIGN BONDS++++              COST         (NOTE 1A)      NET ASSETS
-------------------------------------------------------------------------------------------------------------------
GERMANY                               Bundesrepublik Deutschland
                                       (18):
                      DM  72,000,000      6% due 7/04/2007..........  $   46,408,397  $   49,704,202         3.7%
                          17,000,000      4.75% due 7/04/2008.......      11,221,352      10,905,102         0.8
                           6,400,000      5.625% due 1/04/2028......       3,653,905       4,324,802         0.4
-------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN GERMANY        61,283,654      64,934,106         4.9
-------------------------------------------------------------------------------------------------------------------
UNITED                                United Kingdom Treasury
KINGDOM                                Gilt (18):
                      L    2,500,000      8% due 12/07/2000.........       4,224,770       4,391,416         0.3
                          24,050,000      7.25% due 12/07/2007......      44,879,431      48,397,042         3.6
-------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN THE
                                       UNITED KINGDOM                     49,104,201      52,788,458         3.9
-------------------------------------------------------------------------------------------------------------------
                                      TOTAL FOREIGN BONDS                110,387,855     117,722,564         8.8
-------------------------------------------------------------------------------------------------------------------

                                           US GOVERNMENT & AGENCY OBLIGATIONS
-------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                         Federal National
AGENCY OBLIGATIONS                     Mortgage Association:
                     US$  43,530,000      5.625% due 3/15/2001......      43,643,926      44,169,456         3.3
                          49,950,000      5.75% due 4/15/2003.......      50,242,891      51,276,672         3.8
                          64,330,000      5.75% due 2/15/2008++.....      63,999,698      66,611,785         5.0
                                                                      --------------  --------------       -----
                                                                         157,886,515     162,057,913        12.1
-------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                         US Treasury Bonds,
OBLIGATIONS               74,610,000   6.625% due 2/15/2027.........      85,274,501      88,249,454         6.6
                                      US Treasury Notes:
                          61,300,000      6% due 8/15/1999..........      61,496,641      61,797,756         4.6
                          15,000,000      6.125% due 9/30/2000......      15,372,656      15,367,950         1.1
                                                                      --------------  --------------       -----
                                                                         162,143,798     165,415,160        12.3
-------------------------------------------------------------------------------------------------------------------
                                      TOTAL US GOVERNMENT & AGENCY
                                      OBLIGATIONS                        320,030,313     327,473,073        24.4
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1998  (Continued)
--------------------------------------------------------------------------------

                          FACE                                                            VALUE        PERCENT OF
                         AMOUNT           SHORT-TERM SECURITIES            COST         (NOTE 1A)      NET ASSETS
-------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*    US$  16,049,000  General Motors Acceptance
                                       Corp., 5.13% due 1/04/1999...  $   16,042,139  $   16,042,139         1.2%
-------------------------------------------------------------------------------------------------------------------
                                      TOTAL SHORT-TERM
                                       SECURITIES                         16,042,139      16,042,139         1.2
-------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS.............  $1,157,414,871   1,331,352,406        99.3
                                                                      --------------
                                                                      --------------
                                      UNREALIZED APPRECIATION
                                      ON FORWARD FOREIGN
                                      EXCHANGE CONTRACTS+++                                   38,823         0.0
                                      OTHER ASSETS LESS
                                      LIABILITIES...................                       8,861,463         0.7
                                                                                      --------------       -----
                                      NET ASSETS....................                  $1,340,252,692       100.0%
                                                                                      --------------       -----
                                                                                      --------------       -----
-------------------------------------------------------------------------------------------------------------------

   * Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rates paid at the time of purchase by the Portfolio.

 (a) American Depositary Receipts (ADR).

 (b) The rights may be exercised until 1/30/1999.

 (c) The security may be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.

   + Non-income producing security.

  ++ Subject to principal paydowns.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1998  (Concluded)
--------------------------------------------------------------------------------

 +++ Forward foreign exchange contracts as of December 31, 1998 were as follows:

-----------------------------------------------------
                                         UNREALIZED
FOREIGN                  EXPIRATION     APPRECIATION
CURRENCY SOLD               DATE       (DEPRECIATION)
-----------------------------------------------------
C$         10,100,000  February 1999     $  (54,533)
L          40,700,000   January 1999       (189,052)
L          16,800,000  February 1999        282,408
-----------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN
EXCHANGE CONTRACTS (US$ COMMITMENT-$102,202,926)                                                    $   38,823
                                                                                                  --------------
                                                                                                  --------------
----------------------------------------------------------------------------------------------------------------

++++ Corresponding industry groups for foreign stocks and bonds:

 (1) Aerospace                           (15) Electronics                   (28) Oil & Related
 (2) Auto-Parts                          (16) Finance                       (29) Paper & Forest Products
 (3) Banking                             (17) Food                          (30) Pharmaceuticals
 (4) Beverages                           (18) Government (Bonds)            (31) Photography
 (5) Broadcasting & Publishing           (19) Information Processing        (32) Publishing
 (6) Building Products                   (20) Insurance                     (33) Real Estate
 (7) Chemicals                           (21) Investment Management         (34) Reinsurance
 (8) Commercial Services                 (22) Laser Components              (35) Retail
 (9) Communication Equipment             (23) Machine Tools & Machinery     (36) Semiconductor
(10) Computer Software                   (24) Merchandising                 (37) Telephone-Integrated
(11) Cosmetics & Toiletries              (25) Metals & Mining               (38) Telecommunications
(12) Diversified                         (26) Multi-Industry                (39) Travel & Lodging
(13) Drugs                               (27) Oil-Integrated                (40) Utilities
(14) Electronic Components                                                  (41) Venture Capital

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of December 31, 1998
--------------------------------------------------------------------------------

                          SHARES                                                        VALUE (NOTE   PERCENT OF
INDUSTRIES                 HELD                   STOCKS                     COST           1A)       NET ASSETS
------------------------------------------------------------------------------------------------------------------
ALUMINUM                     1,944  Aluminum Co. of America............  $     109,921  $   144,949         1.2%
                             2,500  Pechiney, S.A. (A Shares)..........        100,925       81,638         0.7
                                                                         -------------  -----------       -----
                                                                               210,846      226,587         1.9
------------------------------------------------------------------------------------------------------------------
CHEMICALS                    3,600  Air Products and Chemicals, Inc....        102,951      144,000         1.2
                             2,200  du Pont (E.I.) de Nemours and
                                     Company...........................         85,404      116,737         1.0
                             4,000  Imperial Chemical Industries PLC
                                     (ADR)*............................        195,558      139,750         1.2
                                                                         -------------  -----------       -----
                                                                               383,913      400,487         3.4
------------------------------------------------------------------------------------------------------------------
DIVERSIFIED RESOURCES       10,000  Asahi Glass Company, Limited.......        120,000       62,173         0.5
COMPANIES                    3,300  Ashland Inc........................        139,803      159,637         1.4
                                                                         -------------  -----------       -----
                                                                               259,803      221,810         1.9
------------------------------------------------------------------------------------------------------------------
GOLD                        93,100  Acacia Resources Limited...........        142,651      137,892         1.2
                             9,700  Ashanti Goldfields Company Ltd.
                                     (GDR)**...........................        237,979       85,603         0.7
                            12,500  Cambior Inc........................        170,092       61,063         0.5
                            71,300  Delta Gold NL......................        126,915      108,446         0.9
                             3,000  +Getchell Gold Corporation.........        104,994       81,750         0.7
                            39,280  Great Central Mines Limited........         88,187       28,186         0.2
                            44,900  +Miramar Mining Corporation........        225,975       38,019         0.3
                             2,313  Newmont Mining Corporation.........         85,142       41,779         0.4
                           108,000  Normandy Mining Limited............        122,071      100,017         0.9
                            27,000  Placer Dome Inc....................        618,688      310,500         2.6
                           128,000  Resolute Limited...................        267,743       90,278         0.8
                                                                         -------------  -----------       -----
                                                                             2,190,437    1,083,533         9.2
------------------------------------------------------------------------------------------------------------------
METALS & MINING            218,698  +Centaur Mining and Exploration
                                     Limited...........................        280,055       49,627         0.4
                            21,300  Industrias Penoles S.A.............         91,801       63,781         0.5
                           105,700  M.I.M. Holdings Limited............        161,049       46,675         0.4
                            22,162  Minsur S.A.........................         55,784       34,560         0.3
                            23,000  Mitsubishi Materials Corporation...        113,395       38,758         0.3
                             4,055  Nexfor Inc.........................         21,560       15,978         0.1
                             9,300  Noranda, Inc.......................        125,720       92,376         0.8
                             9,500  Outokumpu OYJ......................        175,414       87,236         0.7
                             1,200  Phelps Dodge Corporation...........         88,734       61,050         0.5
                               100  +Stillwater Mining Company.........          3,368        4,100         0.0
                            13,000  Sumitomo Metal Mining Co...........        108,254       42,315         0.4
                             7,400  Trelleborg AB (Class B)............         93,589       60,417         0.5
                            80,600  WMC Limited........................        467,844      243,205         2.1
                            14,260  +Zimbabwe Platinum Mines Limited...          7,892        2,799         0.0
                                                                         -------------  -----------       -----
                                                                             1,794,459      842,877         7.0
------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS          7,400  Alberta Energy Company Ltd.........        160,995      159,057         1.4
                             4,100  Anadarko Petroleum Corporation.....        109,789      126,587         1.1
                             5,000  Apache Corporation.................        133,094      126,562         1.1
                             3,340  Burlington Resources Inc...........         93,402      119,614         1.0
                            10,100  Cabot Oil & Gas Corporation........        157,126      151,500         1.3
                             9,625  +Canadian Hunter Exploration
                                     Ltd...............................         65,527       62,691         0.5
                             5,600  +Chieftan International, Inc.......        126,099       80,500         0.7
                             3,875  Devon Energy Corporation...........        129,255      118,914         1.0
                            10,300  Enron Oil & Gas Company............        211,485      177,675         1.5
                            22,600  +Gulf Canada Resources Limited
                                     (Ordinary)........................        177,122       66,387         0.6

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of December 31, 1998  (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                        VALUE (NOTE   PERCENT OF
INDUSTRIES                 HELD                   STOCKS                     COST           1A)       NET ASSETS
------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS          9,700  +Northrock Resources Ltd...........  $      78,984  $    74,236         0.6%
(CONCLUDED)                  9,700  +Oryx Energy Company...............        159,885      130,344         1.1
                             9,400  Snyder Oil Corporation.............        185,542      125,137         1.1
                             3,000  Texaco Inc.........................        176,586      158,625         1.3
                             4,900  Unocal Corporation.................        173,226      143,019         1.2
                             5,200  Vastar Resources, Inc..............        219,437      224,575         1.9
                                                                         -------------  -----------       -----
                                                                             2,357,554    2,045,423        17.4
------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED               2,100  Amerada Hess Corporation...........        117,007      104,475         0.9
                             3,900  Amoco Corporation..................        108,793      235,462         2.0
                             2,100  +British Petroleum Company PLC
                                     (ADR)*............................         80,126      188,213         1.6
                             2,500  Chevron Corporation................        192,451      207,344         1.8
                             5,300  ENI (ADR)*.........................        254,169      359,075         3.1
                             5,000  Elf Aquitaine S.A. (ADR)*..........        183,332      283,125         2.4
                             1,600  Exxon Corporation..................        114,174      117,000         1.0
                             2,900  Mobile Corporation.................        228,499      252,662         2.1
                            12,700  Petro-Canada.......................        138,926      134,938         1.1
                             2,600  Phillips Petroleum Company.........        119,490      110,825         0.9
                             3,200  Total S.A. (Class B)...............        200,508      324,083         2.8
                             5,400  USX-Marathon Group.................        170,100      162,675         1.4
                             4,900  YPF Sociedad Anonima (ADR)*........        120,061      136,894         1.2
                                                                         -------------  -----------       -----
                                                                             2,027,636    2,616,771        22.3
------------------------------------------------------------------------------------------------------------------
OIL SERVICES                 3,500  Coflexip S.A. (ADR)*...............         69,882      112,875         1.0
                             3,600  McDermott International, Inc.......        125,973       88,875         0.8
                             4,400  +Noble Drilling Corporation........        138,911       56,925         0.5
                             5,500  +Stolt Comex Seaway, S.A...........        136,371       36,438         0.3
                             2,750  +Stolt Comex Seaway, S.A. (ADR)*...         33,867       15,125         0.1
                             8,500  +Trans Coastal Marine Services
                                     Inc...............................        155,045       25,234         0.2
                             3,100  Transocean Offshore Inc............         98,253       83,119         0.7
                             4,200  +Weatherford International, Inc....        180,865       81,375         0.7
                                                                         -------------  -----------       -----
                                                                               939,167      499,966         4.3
------------------------------------------------------------------------------------------------------------------
PAPER & PULP                 5,400  Aracruz Celulose S.A. (ADR)*.......         86,629       43,200         0.4
                             3,100  Bowater Incorporated...............        141,988      128,456         1.1
                             2,700  Champion International
                                     Corporation.......................        140,847      109,350         0.9
                            27,000  +Slocan Forest Products Ltd........        272,565       66,827         0.6
                            11,125  +Smurfit-Stone Container
                                     Corporation.......................        139,475      175,219         1.5
                                                                         -------------  -----------       -----
                                                                               781,504      523,052         4.5
------------------------------------------------------------------------------------------------------------------
PLANTATIONS                 73,000  Golden Hope Plantations Berhad.....        131,880       72,065         0.6
                            70,000  Kuala Lumpur Kepong Bld............        111,705      109,554         0.9
                                                                         -------------  -----------       -----
                                                                               243,585      181,619         1.5
------------------------------------------------------------------------------------------------------------------
REFINING                     3,245  Ultramar Diamond Shamrock
                                     Corporation.......................        149,467       78,691         0.7
                             4,800  Sunoco, Inc........................        133,901      173,100         1.5
                                                                         -------------  -----------       -----
                                                                               283,368      251,791         2.2
------------------------------------------------------------------------------------------------------------------
STEEL                        1,600  Koninklijke Hoogovens N.V..........         61,287       44,291         0.4
                            42,000  Nippon Steel Corporation...........        142,367       76,364         0.7
                                                                         -------------  -----------       -----
                                                                               203,654      120,655         1.1
------------------------------------------------------------------------------------------------------------------
WOOD                        13,900  +Riverside Forest Products
                                     Limited...........................        183,006       72,429         0.6
------------------------------------------------------------------------------------------------------------------
                                    TOTAL STOCKS                            11,858,932    9,087,000        77.3
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of December 31, 1998  (Concluded)
--------------------------------------------------------------------------------

                           FACE                                                         VALUE (NOTE   PERCENT OF
                          AMOUNT           SHORT-TERM SECURITIES             COST           1A)       NET ASSETS
------------------------------------------------------------------------------------------------------------------
COMMERCIAL              $  488,000  General Electric Capital Corp., 5%
PAPER***                             due 1/04/1999.....................  $     487,729  $   487,729         4.1%
------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY     2,100,000  Federal National Mortgage                2,097,807    2,097,807        17.8
OBLIGATIONS***                       Association, 4.70% due
                                     1/08/1999.........................
------------------------------------------------------------------------------------------------------------------
                                    TOTAL SHORT-TERM SECURITIES              2,585,536    2,585,536        21.9
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS..................  $  14,444,468   11,672,536        99.2
                                                                         -------------
                                                                         -------------
                                    OTHER ASSETS LESS LIABILITIES......                      91,793         0.8
                                                                                        -----------       -----
                                    NET ASSETS.........................                 $11,764,329       100.0%
                                                                                        -----------       -----
                                                                                        -----------       -----
------------------------------------------------------------------------------------------------------------------

  * American Depositary Receipts (ADR).
 ** Global Depositary Receipts (GDR).
*** Commercial Paper and certain US Government, Agency are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
  + Non-income producing security.

See Notes to Financial Statements.

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Assets and Liabilities as of December 31, 1998
--------------------------------------------------------------------------------

                                                     CAPITAL          GLOBAL
                                   BALANCED           STOCK          STRATEGY
                                   PORTFOLIO        PORTFOLIO        PORTFOLIO
--------------------------------------------------------------------------------
ASSETS:
Investments, at value* (Note
  1a).........................   $ 118,275,555    $ 356,759,592    $ 229,715,323
Cash..........................             956               --              515
Foreign cash (Note 1g)........              --               --          258,061
Unrealized appreciation on
  forward foreign exchange
  contracts (Note 1f).........              --               --           46,058
Interest receivable...........         813,061               --        1,056,662
Receivable for securities
  sold........................              --               --               --
Receivable for capital shares
  sold........................              --          597,455           70,603
Dividends receivable..........          52,820          415,711          273,733
Receivable for loaned
  securities (Note 7).........              --               --               --
Prepaid expenses and other
  assets (Note 1e)............           5,763           14,079           11,950
                                 -------------    -------------    -------------
  Total assets................     119,148,155      357,786,837      231,432,905
                                 -------------    -------------    -------------
LIABILITIES:
Unrealized depreciation on
  forward foreign exchange
  contracts (Note 1f).........              --           54,411               --
Payable for capital shares
  redeemed....................          15,888               73          117,228
Payable to investment adviser
  (Note 2)....................          31,883           94,012           62,154
Payable for custodian bank
  (Note 1i)...................              --          969,573               --
Payable for securities
  purchased...................              --               --               --
Payable for dividends to
  shareholders (Note 1h)......              --               --               --
Accrued expenses and other
  liabilities.................          25,899           71,320          109,451
                                 -------------    -------------    -------------
  Total liabilities...........          73,670        1,189,389          288,833
                                 -------------    -------------    -------------
NET ASSETS....................   $ 119,074,485    $ 356,597,448    $ 231,144,072
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par
  value+......................   $     736,095    $   1,319,278    $   1,444,431
Paid-in capital in excess of
  par.........................      92,477,610      251,182,148      199,538,334
Undistributed investment
  income -- net...............       3,102,581        2,970,349          178,304
Undistributed (accumulated)
  realized capital gains
  (losses) on investments and
  foreign currency
  transactions -- net (Note
  5)..........................       7,761,245       27,753,586        3,697,699
Unrealized appreciation
  (depreciation) on
  investments and foreign
  currency transactions --
  net.........................      14,996,954       73,372,087       26,285,304
                                 -------------    -------------    -------------
NET ASSETS....................   $ 119,074,485    $ 356,597,448    $ 231,144,072
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------
Capital shares outstanding....       7,360,947       13,192,780       14,444,308
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------
Net asset value, offering and
  redemption price per
  share.......................   $       16.18    $       27.03    $       16.00
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------
*Identified cost..............   $ 103,278,601    $ 283,340,601    $ 203,495,553
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------
+Authorized shares............     100,000,000      100,000,000      100,000,000
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   INTERMEDIATE       LONG TERM
                                    GROWTH            HIGH          GOVERNMENT        CORPORATE          MONEY
                                     STOCK            YIELD            BOND             BOND            RESERVE
                                   PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value* (Note
  1a).........................   $ 449,168,839    $ 114,195,307    $ 237,246,393    $ 129,560,243    $  577,776,053
Cash..........................             822              482              601              631            13,632
Foreign cash (Note 1g)........              --               --               --               --                --
Unrealized appreciation on
  forward foreign exchange
  contracts (Note 1f).........              --               --               --               --                --
Interest receivable...........              --        2,538,482        3,458,533        1,920,415         3,992,646
Receivable for securities
  sold........................       5,142,654               --               --               --                --
Receivable for capital shares
  sold........................       1,749,828            4,127               --          323,047           325,765
Dividends receivable..........         353,359           16,172               --               --                --
Receivable for loaned
  securities (Note 7).........              --               --            7,111               --                --
Prepaid expenses and other
  assets (Note 1e)............          15,642            6,439           12,431            6,697            30,747
                                 -------------    -------------    -------------    -------------    --------------
  Total assets................     456,431,144      116,761,009      240,725,069      131,811,033       582,138,843
                                 -------------    -------------    -------------    -------------    --------------
LIABILITIES:
Unrealized depreciation on
  forward foreign exchange
  contracts (Note 1f).........              --               --               --               --                --
Payable for capital shares
  redeemed....................             545           80,983           29,141           17,301         3,069,262
Payable to investment adviser
  (Note 2)....................         120,248           33,144           66,577           36,202           171,528
Payable for custodian bank
  (Note 1i)...................              --               --               --               --                --
Payable for securities
  purchased...................              --               --               --               --                --
Payable for dividends to
  shareholders (Note 1h)......              --               --               --               --               477
Accrued expenses and other
  liabilities.................          82,041           36,531           46,730           28,435            95,148
                                 -------------    -------------    -------------    -------------    --------------
  Total liabilities...........         202,834          150,658          142,448           81,938         3,336,415
                                 -------------    -------------    -------------    -------------    --------------
NET ASSETS....................   $ 456,228,310    $ 116,610,351    $ 240,582,621    $ 131,729,095    $  578,802,428
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par
  value+......................   $   1,243,200    $   1,476,666    $   2,126,005    $   1,106,071    $   57,886,614
Paid-in capital in excess of
  par.........................     276,320,618      133,448,349      237,201,029      126,814,296       520,979,530
Undistributed investment
  income -- net...............       2,331,545        1,053,662        1,271,009          690,657                --
Undistributed (accumulated)
  realized capital gains
  (losses) on investments and
  foreign currency
  transactions -- net (Note
  5)..........................      57,447,094       (6,474,801)      (5,677,856)        (252,436)               --
Unrealized appreciation
  (depreciation) on
  investments and foreign
  currency transactions --
  net.........................     118,885,853      (12,893,525)       5,662,434        3,370,507           (63,716)
                                 -------------    -------------    -------------    -------------    --------------
NET ASSETS....................   $ 456,228,310    $ 116,610,351    $ 240,582,621    $ 131,729,095    $  578,802,428
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
Capital shares outstanding....      12,431,997       14,766,656       21,260,055       11,060,707       578,866,144
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
Net asset value, offering and
  redemption price per
  share.......................   $       36.70    $        7.90    $       11.32    $       11.91    $         1.00
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
*Identified cost..............   $ 330,282,986    $ 127,088,832    $ 231,583,959    $ 126,189,736    $  577,839,769
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
+Authorized shares............     100,000,000      100,000,000      100,000,000      100,000,000     2,000,000,000
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------


                                   MULTIPLE          NATURAL
                                   STRATEGY         RESOURCES
                                   PORTFOLIO        PORTFOLIO
------------------------------
ASSETS:
Investments, at value* (Note
  1a).........................  $ 1,331,352,406    $ 11,672,536
Cash..........................              641             191
Foreign cash (Note 1g)........          433,561              --
Unrealized appreciation on
  forward foreign exchange
  contracts (Note 1f).........           38,823              --
Interest receivable...........        8,221,636              --
Receivable for securities
  sold........................               --          18,041
Receivable for capital shares
  sold........................            4,500         123,186
Dividends receivable..........        1,028,518          17,100
Receivable for loaned
  securities (Note 7).........               --              --
Prepaid expenses and other
  assets (Note 1e)............           66,463             578
                                ---------------    ------------
  Total assets................    1,341,146,548      11,831,632
                                ---------------    ------------
LIABILITIES:
Unrealized depreciation on
  forward foreign exchange
  contracts (Note 1f).........               --              --
Payable for capital shares
  redeemed....................          253,727              34
Payable to investment adviser
  (Note 2)....................          359,955           1,639
Payable for custodian bank
  (Note 1i)...................               --              --
Payable for securities
  purchased...................               --          45,573
Payable for dividends to
  shareholders (Note 1h)......               --              --
Accrued expenses and other
  liabilities.................          280,174          20,057
                                ---------------    ------------
  Total liabilities...........          893,856          67,303
                                ---------------    ------------
NET ASSETS....................  $ 1,340,252,692    $ 11,764,329
                                ---------------    ------------
                                ---------------    ------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par
  value+......................  $     7,377,644    $    171,583
Paid-in capital in excess of
  par.........................    1,046,743,951      16,118,381
Undistributed investment
  income -- net...............       24,235,725         254,080
Undistributed (accumulated)
  realized capital gains
  (losses) on investments and
  foreign currency
  transactions -- net (Note
  5)..........................       87,867,340      (2,007,993)
Unrealized appreciation
  (depreciation) on
  investments and foreign
  currency transactions --
  net.........................      174,028,032      (2,771,722)
                                ---------------    ------------
NET ASSETS....................  $ 1,340,252,692    $ 11,764,329
                                ---------------    ------------
                                ---------------    ------------
Capital shares outstanding....       73,776,435       1,715,832
                                ---------------    ------------
                                ---------------    ------------
Net asset value, offering and
  redemption price per
  share.......................  $         18.17    $       6.86
                                ---------------    ------------
                                ---------------    ------------
*Identified cost..............  $ 1,157,414,871    $ 14,444,468
                                ---------------    ------------
                                ---------------    ------------
+Authorized shares............      300,000,000     100,000,000
                                ---------------    ------------
                                ---------------    ------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Operations for the Year Ended December 31, 1998
--------------------------------------------------------------------------------

                                                   CAPITAL          GLOBAL
                                   BALANCED         STOCK          STRATEGY
                                  PORTFOLIO       PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------
INVESTMENT INCOME (NOTES 1C &
  1D):
Interest and discount
  earned*.....................   $  3,000,432    $    999,586    $  4,689,591
Dividends*....................        537,402       3,854,263       2,991,226
Other income..................             --              --              --
                                 ------------    ------------    ------------
Total income..................      3,537,834       4,853,849       7,680,817
                                 ------------    ------------    ------------
EXPENSES:
Investment advisory fees (Note
  2)..........................        369,503       1,120,415         790,734
Custodian fees................         23,434          69,729         128,989
Accounting services (Note
  2)..........................         22,375          65,747          43,748
Professional fees.............          8,884          19,306          14,149
Printing and shareholder
  reports.....................          2,350          13,868           1,893
Transfer agent fees (Note
  2)..........................          5,008           5,004           5,010
Pricing services..............            633           3,588           4,082
Directors' fees and
  expenses....................            761           2,452           1,704
Registration fees (Note 1e)...            537           4,760              --
Other.........................          1,767           5,037          10,922
                                 ------------    ------------    ------------
Total expenses before
  reimbursement...............        435,252       1,309,906       1,001,231
Reimbursement of expenses
  (Note 2)....................             --              --              --
                                 ------------    ------------    ------------
Expenses after
  reimbursement...............        435,252       1,309,906       1,001,231
                                 ------------    ------------    ------------
Investment income -- net......      3,102,582       3,543,943       6,679,586
                                 ------------    ------------    ------------
REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS &
  FOREIGN CURRENCY
  TRANSACTIONS -- NET (NOTES
  1D, 1F, 1G & 3):
Realized gain (loss) on
  investments -- net..........      7,853,487      27,933,232       4,788,199
Realized loss on foreign
  currency transactions --
  net.........................             --        (568,288)     (3,865,147)
Change in unrealized
  appreciation/depreciation on
  investments -- net..........      3,434,242      17,602,882      13,588,593
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........             --         (49,325)        129,561
                                 ------------    ------------    ------------
Total realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions -- net.........     11,287,729      44,918,501      14,641,206
                                 ------------    ------------    ------------
NET INCREASE/DECREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................   $ 14,390,311    $ 48,462,444    $ 21,320,792
                                 ------------    ------------    ------------
                                 ------------    ------------    ------------
*Net of foreign withholding
  tax.........................   $        245    $    154,774    $    245,497
                                 ------------    ------------    ------------
                                 ------------    ------------    ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   INTERMEDIATE     LONG TERM
                                    GROWTH            HIGH          GOVERNMENT      CORPORATE         MONEY          MULTIPLE
                                     STOCK            YIELD            BOND            BOND          RESERVE         STRATEGY
                                   PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTES 1C &
  1D):
Interest and discount
  earned*.....................   $     604,199    $  13,071,341    $15,276,793     $  8,581,793    $ 30,975,518    $  26,855,734
Dividends*....................       3,148,788          582,019             --               --              --       10,760,753
Other income..................               0          111,362        102,071           14,814              --          149,631
                                 -------------    -------------    ------------    ------------    ------------    -------------
Total income..................       3,752,987       13,764,722     15,378,864        8,596,607      30,975,518       37,766,118
                                 -------------    -------------    ------------    ------------    ------------    -------------
EXPENSES:
Investment advisory fees (Note
  2)..........................       1,249,344          440,541        740,976          412,796       1,800,355        4,338,104
Custodian fees................          34,705           21,478         27,627           21,629          21,618          310,920
Accounting services (Note
  2)..........................          82,036           26,024         40,378           23,085          93,363          248,007
Professional fees.............          18,603           10,528         13,643            9,359          14,208           59,666
Printing and shareholder
  reports.....................           7,799            3,115          5,603            3,079          24,076           66,610
Transfer agent fees (Note
  2)..........................           5,011            5,008          5,008            5,008           5,003            5,007
Pricing services..............             435            9,804          2,309            6,685              --            7,564
Directors' fees and
  expenses....................           2,388              892          1,549              841           3,535            9,383
Registration fees (Note 1e)...          11,467               --             --               31              --               --
Other.........................           7,718            1,711          3,906            2,751           8,170           19,301
                                 -------------    -------------    ------------    ------------    ------------    -------------
Total expenses before
  reimbursement...............       1,419,506          519,101        840,999          485,264       1,970,328        5,064,562
Reimbursement of expenses
  (Note 2)....................              --               --             --               --              --               --
                                 -------------    -------------    ------------    ------------    ------------    -------------
Expenses after
  reimbursement...............       1,419,506          519,101        840,999          485,264       1,970,328        5,064,562
                                 -------------    -------------    ------------    ------------    ------------    -------------
Investment income -- net......       2,333,481       13,245,621     14,537,865        8,111,343      29,005,190       32,701,556
                                 -------------    -------------    ------------    ------------    ------------    -------------
REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS &
  FOREIGN CURRENCY
  TRANSACTIONS -- NET (NOTES
  1D, 1F, 1G & 3):
Realized gain (loss) on
  investments -- net..........      57,447,732       (5,883,144)     3,351,865        1,387,596          96,424       88,771,024
Realized loss on foreign
  currency transactions --
  net.........................              --               --             --               --              --       (7,996,030)
Change in unrealized
  appreciation/depreciation on
  investments -- net..........      65,374,802      (12,768,024)     1,409,484          778,418         (73,248)      23,078,285
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........              --               --             --               --              --          161,413
                                 -------------    -------------    ------------    ------------    ------------    -------------
Total realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions -- net.........     122,822,534      (18,651,168)     4,761,349        2,166,014          23,176      104,014,692
                                 -------------    -------------    ------------    ------------    ------------    -------------
NET INCREASE/DECREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................   $ 125,156,015    $  (5,405,547)   $19,299,214     $ 10,277,357    $ 29,028,366    $ 136,716,248
                                 -------------    -------------    ------------    ------------    ------------    -------------
                                 -------------    -------------    ------------    ------------    ------------    -------------
*Net of foreign withholding
  tax.........................   $      48,386    $          --    $        --     $         --    $         --    $     557,780
                                 -------------    -------------    ------------    ------------    ------------    -------------
                                 -------------    -------------    ------------    ------------    ------------    -------------


                                  NATURAL
                                 RESOURCES
                                 PORTFOLIO
------------------------------
INVESTMENT INCOME (NOTES 1C &
  1D):
Interest and discount
  earned*.....................  $    101,166
Dividends*....................       254,716
Other income..................            --
                                ------------
Total income..................       355,882
                                ------------
EXPENSES:
Investment advisory fees (Note
  2)..........................        47,330
Custodian fees................        19,125
Accounting services (Note
  2)..........................         2,847
Professional fees.............         4,948
Printing and shareholder
  reports.....................         1,048
Transfer agent fees (Note
  2)..........................         5,008
Pricing services..............        10,265
Directors' fees and
  expenses....................           203
Registration fees (Note 1e)...            --
Other.........................         1,456
                                ------------
Total expenses before
  reimbursement...............        92,230
Reimbursement of expenses
  (Note 2)....................       (19,449)
                                ------------
Expenses after
  reimbursement...............        72,781
                                ------------
Investment income -- net......       283,101
                                ------------
REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS &
  FOREIGN CURRENCY
  TRANSACTIONS -- NET (NOTES
  1D, 1F, 1G & 3):
Realized gain (loss) on
  investments -- net..........    (1,293,734)
Realized loss on foreign
  currency transactions --
  net.........................        (3,844)
Change in unrealized
  appreciation/depreciation on
  investments -- net..........      (899,578)
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........           561
                                ------------
Total realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions -- net.........    (2,196,595)
                                ------------
NET INCREASE/DECREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $ (1,913,494)
                                ------------
                                ------------
*Net of foreign withholding
  tax.........................  $     21,450
                                ------------
                                ------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                       BALANCED PORTFLOIO             CAPITAL STOCK PORTFOLIO
                                 ------------------------------    ------------------------------
                                          FOR THE YEAR                      FOR THE YEAR
                                       ENDED DECEMBER 31,                ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET       ------------------------------    ------------------------------
ASSETS:                              1998             1997             1998             1997
-------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......   $   3,102,582    $   3,524,793    $   3,543,943    $   4,262,769
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................       7,853,487        6,863,677       27,364,944       38,099,176
Change in unrealized
  appreciation/depreciation on
  investments -- net..........       3,434,242        5,814,120       17,602,882       21,484,742
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........              --               --          (49,325)         337,475
                                 -------------    -------------    -------------    -------------
Net increase (decrease) in net
  assets resulting from
  operations..................      14,390,311       16,202,590       48,462,444       64,184,162
                                 -------------    -------------    -------------    -------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS (NOTE 1H):
Investment income -- net......      (3,524,792)      (1,769,755)      (6,269,261)      (2,802,893)
Realized gain on investments
  -- net......................      (6,923,679)     (10,156,193)     (36,415,502)     (14,170,818)
                                 -------------    -------------    -------------    -------------
Net decrease in net assets
  resulting from dividends
  and distributions to
  shareholders................     (10,448,471)     (11,925,948)     (42,684,763)     (16,973,711)
                                 -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
Net increase (decrease) in net
  assets derived from
  capital share
  transactions................       6,808,627        5,194,624       15,017,332       (1,104,085)
                                 -------------    -------------    -------------    -------------
NET ASSETS:
Total increase (decrease) in
  net assets..................      10,750,467        9,471,266       20,795,013       46,106,366
Beginning of year.............     108,324,018       98,852,752      335,802,435      289,696,069
                                 -------------    -------------    -------------    -------------
End of year*..................   $ 119,074,485    $ 108,324,018    $ 356,597,448    $ 335,802,435
                                 -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------
*Undistributed investment
  income -- net (Note 1j).....   $   3,102,581    $   3,524,791    $   2,970,349    $   6,263,968
                                 -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   GLOBAL STRATEGY PORTFOLIO           GROWTH STOCK PORTFOLIO             HIGH YIELD PORTFOLIO
                                 ------------------------------    ------------------------------    ------------------------------
                                          FOR THE YEAR                      FOR THE YEAR                      FOR THE YEAR
                                       ENDED DECEMBER 31,                ENDED DECEMBER 31,                ENDED DECEMBER 31,
                                 ------------------------------    ------------------------------    ------------------------------
                                     1998             1997             1998             1997             1998             1997
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......   $   6,679,586    $   6,834,423    $   2,333,481    $   2,504,929    $  13,245,621    $  12,923,272
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................         923,052       29,453,287       57,447,732       61,578,644       (5,883,144)       2,071,929
Change in unrealized
  appreciation/depreciation on
  investments -- net..........      13,588,593       (9,812,644)      65,374,802       17,653,072      (12,768,024)      (1,170,500)
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........         129,561          771,019               --               --               --               --
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in net
  assets resulting from
  operations..................      21,320,792       27,246,085      125,156,015       81,736,645       (5,405,547)      13,824,701
                                 -------------    -------------    -------------    -------------    -------------    -------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS (NOTE 1H):
Investment income -- net......      (9,908,154)      (7,598,726)      (2,484,030)      (1,545,546)     (13,357,566)     (12,749,959)
Realized gain on investments
  -- net......................     (30,525,752)      (8,739,339)     (61,563,233)     (26,338,683)              --               --
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net decrease in net assets
  resulting from dividends
  and distributions to
  shareholders................     (40,433,906)     (16,338,065)     (64,047,263)     (27,884,229)     (13,357,566)     (12,749,959)
                                 -------------    -------------    -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
Net increase (decrease) in net
  assets derived from
  capital share
  transactions................       1,752,536        5,067,046       62,096,529       38,504,908       (8,390,914)      19,046,241
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET ASSETS:
Total increase (decrease) in
  net assets..................     (17,360,578)      15,975,066      123,205,281       92,357,324      (27,154,027)      20,120,983
Beginning of year.............     248,504,650      232,529,584      333,023,029      240,665,705      143,764,378      123,643,395
                                 -------------    -------------    -------------    -------------    -------------    -------------
End of year*..................   $ 231,144,072    $ 248,504,650    $ 456,228,310    $ 333,023,029    $ 116,610,351    $ 143,764,378
                                 -------------    -------------    -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------    -------------    -------------
*Undistributed investment
  income -- net (Note 1j).....   $     178,304    $   9,377,194    $   2,331,545    $   2,482,094    $   1,053,662    $   1,154,388
                                 -------------    -------------    -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------    -------------    -------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets  (Concluded)
--------------------------------------------------------------------------------

                                 INTERMEDIATE GOVERNMENT         LONG TERM CORPORATE
                                      BOND PORTFOLIO                BOND PORTFOLIO
                               ----------------------------  ----------------------------
                                       FOR THE YEAR                  FOR THE YEAR
                                    ENDED DECEMBER 31,            ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET     ----------------------------  ----------------------------
ASSETS:                            1998           1997           1998           1997
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net...... $  14,537,865  $  14,481,029  $   8,111,343  $   8,163,686
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................     3,351,865      1,693,013      1,387,596        280,864
Change in unrealized
  appreciation/depreciation on
  investments -- net..........     1,409,484      1,323,117        778,418      1,666,005
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........            --             --             --             --
                               -------------  -------------  -------------  -------------
Net increase (decrease) in net
  assets resulting from
  operations..................    19,299,214     17,497,159     10,277,357     10,110,555
                               -------------  -------------  -------------  -------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS (NOTE 1H):
Investment income -- net......   (14,551,966)   (14,518,659)    (8,233,350)    (8,076,935)
Realized gain on investments
  -- net......................            --             --             --             --
                               -------------  -------------  -------------  -------------
Net decrease in net assets
  resulting from dividends
  and distributions to
  shareholders................   (14,551,966)   (14,518,659)    (8,233,350)    (8,076,935)
                               -------------  -------------  -------------  -------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
Net increase (decrease) in net
  assets derived from
  capital share
  transactions................    13,623,838     (2,629,974)     4,938,990      4,724,500
                               -------------  -------------  -------------  -------------
NET ASSETS:
Total increase (decrease) in
  net assets..................    18,371,086        348,526      6,982,997      6,758,120
Beginning of year.............   222,211,535    221,863,009    124,746,098    117,987,978
                               -------------  -------------  -------------  -------------
End of year*.................. $ 240,582,621  $ 222,211,535  $ 131,729,095  $ 124,746,098
                               -------------  -------------  -------------  -------------
                               -------------  -------------  -------------  -------------
*Undistributed investment
  income -- net (Note 1j)..... $   1,271,009  $   1,285,094  $     690,657  $     812,664
                               -------------  -------------  -------------  -------------
                               -------------  -------------  -------------  -------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                  NATURAL RESOURCES
                                 MONEY RESERVE PORTFOLIO       MULTIPLE STRATEGY PORTFOLIO            PORTFOLIO
                               ----------------------------  -------------------------------  --------------------------
                                       FOR THE YEAR                   FOR THE YEAR                   FOR THE YEAR
                                    ENDED DECEMBER 31,             ENDED DECEMBER 31,             ENDED DECEMBER 31,
                               ----------------------------  -------------------------------  --------------------------
                                   1998           1997            1998            1997            1998          1997
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net...... $  29,005,190  $  28,827,719  $   32,701,556  $    34,097,217  $    283,101  $    346,206
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................        96,424         25,403      80,774,994      144,713,797    (1,297,578)    1,502,159
Change in unrealized
  appreciation/depreciation on
  investments -- net..........       (73,248)        39,664      23,078,285       44,433,197      (899,578)   (3,952,460)
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........            --             --         161,413        1,635,298           561          (428)
                               -------------  -------------  --------------  ---------------  ------------  ------------
Net increase (decrease) in net
  assets resulting from
  operations..................    29,028,366     28,892,786     136,716,248      224,879,509    (1,913,494)   (2,104,523)
                               -------------  -------------  --------------  ---------------  ------------  ------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS (NOTE 1H):
Investment income -- net......   (29,005,190)   (28,827,719)    (40,282,464)     (20,339,088)     (392,711)     (188,225)
Realized gain on investments
  -- net......................       (96,424)       (25,403)   (140,628,156)     (64,589,169)           --            --
                               -------------  -------------  --------------  ---------------  ------------  ------------
Net decrease in net assets
  resulting from dividends
  and distributions to
  shareholders................   (29,101,614)   (28,853,122)   (180,910,620)     (84,928,257)     (392,711)     (188,225)
                               -------------  -------------  --------------  ---------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
Net increase (decrease) in net
  assets derived from
  capital share
  transactions................    53,158,315    (32,011,967)     54,916,060      (21,605,127)   (3,281,405)   (5,384,753)
                               -------------  -------------  --------------  ---------------  ------------  ------------
NET ASSETS:
Total increase (decrease) in
  net assets..................    53,085,067    (31,972,303)     10,721,688      118,346,125    (5,587,610)   (7,677,501)
Beginning of year.............   525,717,361    557,689,664   1,329,531,004    1,211,184,879    17,351,939    25,029,440
                               -------------  -------------  --------------  ---------------  ------------  ------------
End of year*.................. $ 578,802,428  $ 525,717,361  $1,340,252,692  $ 1,329,531,004  $ 11,764,329  $ 17,351,939
                               -------------  -------------  --------------  ---------------  ------------  ------------
                               -------------  -------------  --------------  ---------------  ------------  ------------
*Undistributed investment
  income -- net (Note 1j).....            --             --  $   24,235,725  $    39,812,711  $    254,080  $    339,424
                               -------------  -------------  --------------  ---------------  ------------  ------------
                               -------------  -------------  --------------  ---------------  ------------  ------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                               BALANCED PORTFOLIO
                                ------------------------------------------------
                                        FOR THE YEAR ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET      ------------------------------------------------
ASSET VALUE:                      1998      1997      1996      1995      1994
--------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................  $  15.78  $  15.36  $  14.86  $  13.27  $  14.62
                                --------  --------  --------  --------  --------
Investment income -- net......       .42       .51       .54       .60       .61
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........      1.52      1.76       .83      2.07     (1.21)
                                --------  --------  --------  --------  --------
Total from investment
  operations..................      1.94      2.27      1.37      2.67      (.60)
                                --------  --------  --------  --------  --------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......      (.51)     (.27)     (.57)     (.62)     (.53)
Realized gain on investments
  -- net......................     (1.03)    (1.58)     (.30)     (.46)     (.22)
                                --------  --------  --------  --------  --------
Total dividends and
  distributions...............     (1.54)    (1.85)     (.87)    (1.08)     (.75)
                                --------  --------  --------  --------  --------
Net asset value, end of
  year........................  $  16.18  $  15.78  $  15.36  $  14.86  $  13.27
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................    13.45%    16.93%     9.76%    21.59%    (4.28%)
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................      .38%      .39%      .39%      .38%      .40%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Investment income -- net......     2.73%     3.40%     3.63%     4.47%     4.28%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................  $119,074  $108,324  $ 98,853  $ 97,181  $ 75,893
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Portfolio turnover............   106.73%   143.20%   234.79%    32.92%    46.94%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------

  * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            CAPITAL STOCK PORTFOLIO                          GLOBAL STRATEGY PORTFOLIO
                                ------------------------------------------------  ------------------------------------------------
                                        FOR THE YEAR ENDED DECEMBER 31,                   FOR THE YEAR ENDED DECEMBER 31,
                                ------------------------------------------------  ------------------------------------------------
                                 1998+     1997+     1996+      1995      1994     1998+     1997+     1996+     1995+      1994
----------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................  $  26.79  $  23.25  $  23.88  $  21.64  $  25.73  $  17.44  $  16.80  $  15.25  $  14.54  $  15.42
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Investment income -- net......       .26       .33       .46       .41       .29       .43       .47       .47       .52       .47
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........      3.39      4.57      2.86      3.70     (1.50)      .97      1.35      1.56       .94      (.71)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
  operations..................      3.65      4.90      3.32      4.11     (1.21)     1.40      1.82      2.03      1.46      (.24)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......      (.50)     (.22)     (.47)     (.34)     (.28)     (.70)     (.55)     (.39)     (.55)     (.41)
Realized gain on investments
  -- net......................     (2.91)    (1.14)    (3.48)    (1.53)    (2.60)    (2.14)     (.63)     (.09)     (.20)     (.23)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total dividends and
  distributions...............     (3.41)    (1.36)    (3.95)    (1.87)    (2.88)    (2.84)    (1.18)     (.48)     (.75)     (.64)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of
  year........................  $  27.03  $  26.79  $  23.25  $  23.88  $  21.64  $  16.00  $  17.44  $  16.80  $  15.25  $  14.54
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................    15.56%    22.47%    16.54%    20.73%    (5.12%)    9.49%    11.72%    13.78%    10.44%    (1.62%)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................      .38%      .41%      .40%      .41%      .39%      .41%      .45%      .42%      .44%      .48%
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Investment income -- net......     1.03%     1.38%     2.11%     1.98%     1.32%     2.75%     2.69%     3.02%     3.59%     3.22%
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................  $356,597  $335,802  $289,696  $252,957  $206,647  $231,144  $248,505  $232,530  $212,683  $223,493
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Portfolio turnover............   110.95%    90.19%    74.30%   130.54%    71.19%   124.92%   108.04%   160.89%    26.81%    27.31%
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

  * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                             GROWTH STOCK PORTFOLIO
                                ------------------------------------------------
                                        FOR THE YEAR ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET      ------------------------------------------------
ASSET VALUE:                      1998      1997      1996      1995      1994
--------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................  $  32.82  $  27.79  $  24.06  $  19.20  $  24.65
                                --------  --------  --------  --------  --------
Investment income -- net......       .19       .24       .32       .15       .31
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........     10.00      8.01      4.24      6.13     (1.81)
                                --------  --------  --------  --------  --------
Total from investment
  operations..................     10.19      8.25      4.56      6.28     (1.50)
                                --------  --------  --------  --------  --------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......      (.24)     (.18)     (.24)     (.23)     (.30)
Realized gain on investments
  -- net......................     (6.07)    (3.04)     (.59)    (1.19)    (3.65)
                                --------  --------  --------  --------  --------
Total dividends and
  distributions...............     (6.31)    (3.22)     (.83)    (1.42)    (3.95)
                                --------  --------  --------  --------  --------
Net asset value, end of
  year........................  $  36.70  $  32.82  $  27.79  $  24.06  $  19.20
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................    38.18%    33.75%    19.57%    35.35%    (6.93%)
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................      .37%      .37%      .38%      .38%      .40%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Investment income -- net......      .61%      .86%     1.25%      .82%     1.53%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................  $456,228  $333,023  $240,666  $184,152  $101,702
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Portfolio turnover............    60.69%    84.90%    78.04%    87.66%   102.96%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------

  * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              HIGH YIELD PORTFOLIO
                                ------------------------------------------------
                                        FOR THE YEAR ENDED DECEMBER 31,
                                ------------------------------------------------
                                 1998+     1997+     1996+     1995+      1994
--------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................  $   9.19  $   9.15  $   8.99  $   8.53  $   9.68
                                --------  --------  --------  --------  --------
Investment income -- net......       .85       .90       .89       .93      1.00
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........     (1.29)      .04       .16       .46     (1.17)
                                --------  --------  --------  --------  --------
Total from investment
  operations..................      (.44)      .94      1.05      1.39      (.17)
                                --------  --------  --------  --------  --------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......      (.85)     (.90)     (.89)     (.93)     (.98)
Realized gain on investments
  -- net......................        --        --        --        --        --
                                --------  --------  --------  --------  --------
Total dividends and
  distributions...............      (.85)     (.90)     (.89)     (.93)     (.98)
                                --------  --------  --------  --------  --------
Net asset value, end of
  year........................  $   7.90  $   9.19  $   9.15  $   8.99  $   8.53
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................    (5.19%)   10.74%    12.32%    17.12%    (1.88%)
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................      .39%      .39%      .39%      .38%      .41%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Investment income -- net......     9.86%     9.67%     9.77%    10.25%    10.88%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................  $116,610  $143,764  $123,643  $107,378  $ 82,421
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Portfolio turnover............    47.69%    60.94%    50.48%    63.39%    63.43%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------

  * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                       INTERMEDIATE GOVERNMENT PORTFOLIO
                                ------------------------------------------------
                                        FOR THE YEAR ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET      ------------------------------------------------
ASSET VALUE:                     1998+     1997+     1996+     1995+     1994+
--------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................  $  11.08  $  10.93  $  11.41  $  10.32  $  12.02
                                --------  --------  --------  --------  --------
Investment income -- net......       .71       .73       .76       .78       .75
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........       .25       .15      (.49)     1.10     (1.30)
                                --------  --------  --------  --------  --------
Total from investment
  operations..................       .96       .88       .27      1.88      (.55)
                                --------  --------  --------  --------  --------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......      (.72)     (.73)     (.75)     (.79)     (.75)
Realized gain on investments
  -- net......................        --        --        --        --      (.39)
In excess of realized gain on
  investments -- net..........        --        --        --        --      (.01)
                                --------  --------  --------  --------  --------
Total dividends and
  distributions...............      (.72)     (.73)     (.75)     (.79)    (1.15)
                                --------  --------  --------  --------  --------
Net asset value, end of
  year........................  $  11.32  $  11.08  $  10.93  $  11.41  $  10.32
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................     8.94%     8.42%     2.61%    18.87%    (4.78%)
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................      .37%      .37%      .38%      .38%      .37%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Investment income -- net......     6.44%     6.74%     6.85%     7.22%     6.89%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Investment income -- net, and
  realized gain (loss) on
  investments -- net..........        --        --        --        --        --
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................  $240,583  $222,212  $221,863  $239,340  $218,611
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Portfolio turnover............    65.67%    41.23%    29.35%    57.38%   140.55%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------

  * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
 ++  Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       LONG TERM CORPORATE BOND PORTFOLIO                     MONEY RESERVE PORTFOLIO
                                ------------------------------------------------  ------------------------------------------------
                                        FOR THE YEAR ENDED DECEMBER 31,                   FOR THE YEAR ENDED DECEMBER 31,
                                ------------------------------------------------  ------------------------------------------------
                                 1998+     1997+     1996+     1995+     1994+      1998      1997      1996      1995      1994
----------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................  $  11.72  $  11.53  $  12.02  $  10.72  $  12.59  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Investment income -- net......       .75       .79       .80       .83       .81       .05       .05       .05       .06       .04
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........       .21       .18      (.50)     1.30     (1.42)       --        --        --        --        --
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
  operations..................       .96       .97       .30      2.13      (.61)      .05       .05       .05       .06       .04
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......      (.77)     (.78)     (.79)     (.83)     (.82)     (.05)     (.05)     (.05)     (.06)     (.04)
Realized gain on investments
  -- net......................        --        --        --        --      (.44)       --++       --++       --++       --       --
In excess of realized gain on
  investments -- net..........        --        --        --        --        --        --        --        --        --        --
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total dividends and
  distributions...............      (.77)     (.78)     (.79)     (.83)    (1.26)     (.05)     (.05)     (.05)     (.06)     (.04)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of
  year........................  $  11.91  $  11.72  $  11.53  $  12.02  $  10.72  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................     8.45%     8.80%     2.77%    20.66%    (5.13%)    5.42%     5.43%     5.33%     5.81%     4.04%
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................      .38%      .38%      .39%      .40%      .39%      .36%      .36%      .36%      .35%      .36%
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Investment income -- net......     6.39%     6.87%     6.90%     7.32%     7.16%        --        --        --        --        --
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Investment income -- net, and
  realized gain (loss) on
  investments -- net..........        --        --        --        --        --     5.26%     5.30%     5.16%     5.67%     4.00%
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................  $131,729  $124,746  $117,988  $125,033  $111,878  $578,802  $525,717  $557,690  $568,439  $583,992
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Portfolio turnover............   106.93%   107.02%    92.45%   110.49%   134.53%        --        --        --        --        --
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

  * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
 ++  Amount is less than $.01 per share.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights  (Concluded)
--------------------------------------------------------------------------------

                                               MULTIPLE STRATEGY PORTFOLIO
                                ----------------------------------------------------------
                                             FOR THE YEAR ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET      ----------------------------------------------------------
ASSET VALUE:                      1998+       1997+       1996+       1995+       1994+
------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................  $    18.97  $    17.13  $    17.24  $    16.22  $    19.84
                                ----------  ----------  ----------  ----------  ----------
Investment income -- net......         .43         .47         .53         .56         .50
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........        1.35        2.57        1.63        2.03       (1.39)
                                ----------  ----------  ----------  ----------  ----------
Total from investment
  operations..................        1.78        3.04        2.16        2.59        (.89)
                                ----------  ----------  ----------  ----------  ----------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......        (.57)       (.29)       (.60)       (.48)       (.57)
Realized gain on investments
  -- net......................       (2.01)       (.91)      (1.67)      (1.09)      (2.16)
                                ----------  ----------  ----------  ----------  ----------
Total dividends and
  distributions...............       (2.58)      (1.20)      (2.27)      (1.57)      (2.73)
                                ----------  ----------  ----------  ----------  ----------
Net asset value, end of
  year........................  $    18.17  $    18.97  $    17.13  $    17.24  $    16.22
                                ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................      10.83%      19.17%      14.32%      17.55%      (5.05%)
                                ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
  reimbursement...............        .38%        .39%        .39%        .38%        .38%
                                ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------
Expenses......................        .38%        .39%        .39%        .38%        .38%
                                ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------
Investment income -- net......       2.45%       2.65%       3.26%       3.44%       2.97%
                                ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................  $1,340,253  $1,329,531  $1,211,185  $1,169,357  $1,082,083
                                ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------
Portfolio turnover............     110.08%     108.41%     143.82%     140.83%      68.12%
                                ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------

  * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          NATURAL RESOURCES PORTFOLIO
                                ------------------------------------------------
                                        FOR THE YEAR ENDED DECEMBER 31,
                                ------------------------------------------------
                                 1998+     1997+     1996+      1995      1994
--------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................  $   8.12  $   9.19  $   8.17  $   7.43  $   7.53
                                --------  --------  --------  --------  --------
Investment income -- net......       .15       .14       .16       .17       .17
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........     (1.23)    (1.14)     1.03       .73      (.10)
                                --------  --------  --------  --------  --------
Total from investment
  operations..................     (1.08)    (1.00)     1.19       .90       .07
                                --------  --------  --------  --------  --------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......      (.18)     (.07)     (.17)     (.16)     (.17)
Realized gain on investments
  -- net......................        --        --        --        --        --
                                --------  --------  --------  --------  --------
Total dividends and
  distributions...............      (.18)     (.07)     (.17)     (.16)     (.17)
                                --------  --------  --------  --------  --------
Net asset value, end of
  year........................  $   6.86  $   8.12  $   9.19  $   8.17  $   7.43
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................   (13.57%)  (10.97%)   14.72%    12.22%      .88%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
  reimbursement...............      .50%      .50%      .50%      .47%      .50%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Expenses......................      .63%      .59%      .57%      .47%      .59%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Investment income -- net......     1.94%     1.65%     1.79%     1.99%     2.23%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................  $ 11,764  $ 17,352  $ 25,029  $ 21,035  $ 21,455
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Portfolio turnover............    29.62%    24.10%    31.29%    38.50%    48.16%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------

  * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, with the exceptions of Global Strategy Portfolio and Natural Resources Portfolio, which are classified as non-diversified. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.") and Monarch Life Insurance Company (an insurance company not affiliated with ML & Co.)) separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS -- Money Reserve and Multiple Strategy Portfolios:
Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Balanced, Capital Stock, Global Strategy, Growth Stock, High Yield, Intermediate Government Bond, Long Term Corporate Bond, Multiple Strategy and Natural Resources Portfolios: Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities other than money market securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) REPURCHASE AGREEMENTS -- The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

(e) PREPAID REGISTRATION FEES -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) DERIVATIVE FINANCIAL INSTRUMENTS -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- FOREIGN CURRENCY OPTIONS AND FUTURES -- Certain Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

- FORWARD FOREIGN EXCHANGE CONTRACTS -- Capital Stock, Global Strategy, Multiple Strategy and Natural Resources Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

- OPTIONS -- Certain Portfolios are authorized to write and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- FINANCIAL FUTURES CONTRACTS -- Multiple Strategy and Natural Resources Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(h) DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) CUSTODIAN BANK -- The Capital Stock Portfolio recorded an amount payable to the Custodian Bank reflecting an overnight overdraft as a result of unprojected capital share transactions.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

(j) RECLASSIFICATION -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the ten combined Portfolios' net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $250 million, 0.45% of the next $50 million, 0.40% of the next $100 million, 0.35% of the next $400 million, and 0.30% of average daily net assets in excess of $800 million.

MLAM, Merrill Lynch Life Agency, Inc. and Monarch entered into an agreement which provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed 0.50% of the Portfolio's average daily net assets.

For the year ended December 31, 1998, the Natural Resources Portfolio was reimbursed in the amount of $19,449.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned commissions on the execution of portfolio security transactions aggregating $15,808 in the Balanced Portfolio, $95,589 in the Capital Stock Portfolio, $46,139 in the Global Strategy Portfolio, $27,278 in the Growth Stock Portfolio, $1,250 in the High Yield Portfolio, $249,758 in the Multiple Strategy Portfolio, and $1,690 in the Natural Resources Portfolio.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended December 31, 1998, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, was paid by Balanced Portfolio $410; Global Strategy Portfolio $218; High Yield Portfolio $3,277; Intermediate Government Bond Portfolio $1,456; Long Term Corporate Bond Portfolio $4,363; and Multiple Strategy Portfolio $275 for security price quotations to compute the net asset value of the Portfolios.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, FDS, PSI, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were as follows:

                                                                                                INTERMEDIATE  LONG TERM
                                           CAPITAL        GLOBAL                                GOVERNMENT    CORPORATE
                             BALANCED       STOCK        STRATEGY    GROWTH STOCK  HIGH YIELD      BOND          BOND
                            PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
Total Purchases..........  $109,114,809  $362,579,166  $287,454,440  $235,902,895  $62,295,124  $161,320,181 $134,306,571
                           ------------  ------------  ------------  ------------  -----------  -----------  ------------
                           ------------  ------------  ------------  ------------  -----------  -----------  ------------
Total Sales..............  $110,656,157  $375,541,016  $299,224,866  $226,209,745  $59,835,366  $146,188,674 $130,700,020
                           ------------  ------------  ------------  ------------  -----------  -----------  ------------
                           ------------  ------------  ------------  ------------  -----------  -----------  ------------


                              MULTIPLE        NATURAL
                              STRATEGY       RESOURCES
                             PORTFOLIO       PORTFOLIO
-------------------------
Total Purchases..........  $1,378,301,891  $   3,937,747
                           --------------  --------------
                           --------------  --------------
Total Sales..............  $1,391,535,791  $   9,022,581
                           --------------  --------------
                           --------------  --------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

As of December 31, 1998, unrealized appreciation/depreciation for Federal income tax purposes were as follows:

                                                CAPITAL        GLOBAL        GROWTH         HIGH
                                  BALANCED       STOCK        STRATEGY       STOCK         YIELD
                                 PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------------------------
Appreciated securities........  $ 16,078,207  $ 79,015,717  $ 31,878,250  $135,154,405  $  3,664,788
Depreciated securities........    (1,144,020)   (6,096,880)   (5,798,016)  (16,268,552)  (16,768,589)
                                ------------  ------------  ------------  ------------  ------------
Net unrealized appreciation
  (depreciation)..............  $ 14,934,187  $ 72,918,837  $ 26,080,234  $118,885,853  $(13,103,801)
                                ------------  ------------  ------------  ------------  ------------
                                ------------  ------------  ------------  ------------  ------------
Cost for Federal income tax
  purposes....................  $103,341,368  $283,840,755  $203,635,089  $330,282,986  $127,299,108
                                ------------  ------------  ------------  ------------  ------------
                                ------------  ------------  ------------  ------------  ------------
Net realized gains (losses) for the year ended December 31, 1998 and net unrealized gains (losses)
as of December 31, 1998 were as follows:

                                                                                       GLOBAL STRATEGY
                                  BALANCED PORTFOLIO     CAPITAL STOCK PORTFOLIO          PORTFOLIO
                                -----------------------  ------------------------  ------------------------
                                 REALIZED                 REALIZED    UNREALIZED    REALIZED
                                  GAINS     UNREALIZED      GAINS        GAINS        GAINS     UNREALIZED
                                 (LOSSES)      GAINS      (LOSSES)     (LOSSES)     (LOSSES)       GAINS
-----------------------------------------------------------------------------------------------------------
Long-term securities..........  $7,853,690  $14,996,954  $27,931,742  $73,418,991  $ 4,788,290  $26,219,770
Short-term securities.........        (203)          --        1,490           --          (91)          --
Options.......................          --           --           --           --           --           --
Financial futures contracts...          --           --           --           --           --           --
Forward foreign exchange
  contracts...................          --           --     (483,911)     (54,411)  (3,537,015)      46,058
Foreign currency
  transactions................          --           --      (84,377)       7,507     (328,132)      19,476
                                ----------  -----------  -----------  -----------  -----------  -----------
Total.........................  $7,853,487  $14,996,954  $27,364,944  $73,372,087  $   923,052  $26,285,304
                                ----------  -----------  -----------  -----------  -----------  -----------
                                ----------  -----------  -----------  -----------  -----------  -----------

4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares were as follows:

                                 GROWTH STOCK PORTFOLIO       HIGH YIELD PORTFOLIO
                                -------------------------  --------------------------
                                 REALIZED     UNREALIZED    REALIZED     UNREALIZED
                                   GAINS        GAINS        LOSSES        LOSSES
------------------------------
Long-term securities..........  $57,447,673  $118,885,853  $(5,882,770) $ (12,893,525)
Short-term securities.........           59            --         (374)            --
Options.......................           --            --           --             --
Financial futures contracts...           --            --           --             --
Forward foreign exchange
  contracts...................           --            --           --             --
Foreign currency
  transactions................           --            --           --             --
                                -----------  ------------  -----------  -------------
Total.........................  $57,447,732  $118,885,853  $(5,883,144) $ (12,893,525)
                                -----------  ------------  -----------  -------------
                                -----------  ------------  -----------  -------------
4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares

                                                                                        GLOBAL STRATEGY
                                   BALANCED PORTFOLIO     CAPITAL STOCK PORTFOLIO          PORTFOLIO
                                ------------------------  ------------------------  ------------------------
FOR THE YEAR ENDED                             DOLLAR                    DOLLAR                    DOLLAR
DECEMBER 31, 1998                 SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold...................     778,807  $ 11,679,510   1,114,323  $ 27,803,421   1,072,544  $ 16,568,269
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     731,174    10,448,471   1,821,223    42,684,763   2,756,231    40,433,906
                                ----------  ------------  ----------  ------------  ----------  ------------
Total issued..................   1,509,981    22,127,981   2,935,546    70,488,184   3,828,775    57,002,175
Shares redeemed...............  (1,015,515)  (15,319,354) (2,275,298)  (55,470,852) (3,631,415)  (55,249,639)
                                ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).......     494,466  $  6,808,627     660,248  $ 15,017,332     197,360  $  1,752,536
                                ----------  ------------  ----------  ------------  ----------  ------------
                                ----------  ------------  ----------  ------------  ----------  ------------

                                 GROWTH STOCK PORTFOLIO
                                ------------------------
FOR THE YEAR ENDED                             DOLLAR
DECEMBER 31, 1998                 SHARES       AMOUNT
------------------------------
Shares sold...................   2,365,185  $ 73,180,705
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........   2,391,608    64,047,263
                                ----------  ------------
Total issued..................   4,756,793   137,227,968
Shares redeemed...............  (2,471,233)  (75,131,439)
                                ----------  ------------
Net increase (decrease).......   2,285,560  $ 62,096,529
                                ----------  ------------
                                ----------  ------------

                                                                                        GLOBAL STRATEGY
                                   BALANCED PORTFOLIO     CAPITAL STOCK PORTFOLIO          PORTFOLIO
                                ------------------------  ------------------------  ------------------------
FOR THE YEAR ENDED                             DOLLAR                    DOLLAR                    DOLLAR
DECEMBER 31, 1997                 SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold...................     568,078  $  8,310,784   1,321,032  $ 33,221,813   1,636,636  $ 28,134,560
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     889,333    11,925,948     782,920    16,973,711   1,054,749    16,338,065
                                ----------  ------------  ----------  ------------  ----------  ------------
Total issued..................   1,457,411    20,236,732   2,103,952    50,195,524   2,691,385    44,472,625
Shares redeemed...............  (1,028,393)  (15,042,108) (2,028,833)  (51,299,609) (2,283,300)  (39,405,579)
                                ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).......     429,018  $  5,194,624      75,119  $ (1,104,085)    408,085  $  5,067,046
                                ----------  ------------  ----------  ------------  ----------  ------------
                                ----------  ------------  ----------  ------------  ----------  ------------


                                 GROWTH STOCK PORTFOLIO
                                ------------------------
FOR THE YEAR ENDED                             DOLLAR
DECEMBER 31, 1997                 SHARES       AMOUNT
------------------------------
Shares sold...................   2,701,024  $ 78,345,898
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........   1,147,972    27,884,229
                                ----------  ------------
Total issued..................   3,848,996   106,230,127
Shares redeemed...............  (2,362,876)  (67,725,219)
                                ----------  ------------
Net increase (decrease).......   1,486,120  $ 38,504,908
                                ----------  ------------
                                ----------  ------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

                                INTERMEDIATE   LONG TERM
                                 GOVERNMENT    CORPORATE       MONEY         MULTIPLE       NATURAL
                                    BOND          BOND        RESERVE        STRATEGY      RESOURCES
                                 PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------
Appreciated securities........  $  6,378,664  $  4,432,253  $    120,817  $  197,582,184  $   915,806
Depreciated securities........      (716,230)   (1,061,746)     (184,533)    (24,315,967)  (3,687,738)
                                ------------  ------------  ------------  --------------  -----------
Net unrealized appreciation
  (depreciation)..............  $  5,662,434  $  3,370,507  $    (63,716) $  173,266,217  $(2,771,932)
                                ------------  ------------  ------------  --------------  -----------
                                ------------  ------------  ------------  --------------  -----------
Cost for Federal income tax
  purposes....................  $231,583,959  $126,189,736  $577,839,769  $1,158,086,189  $14,444,468
                                ------------  ------------  ------------  --------------  -----------
                                ------------  ------------  ------------  --------------  -----------
Net realized gains (losses) for the year ended December 31, 1998 and net unrealized gains (losses) as of December 31, 1998 were as follows:

                                INTERMEDIATE GOVERNMENT   LONG TERM CORPORATE BOND    MONEY RESERVE
                                     BOND PORTFOLIO              PORTFOLIO              PORTFOLIO
                                ------------------------  ------------------------  -----------------
                                 REALIZED    UNREALIZED    REALIZED    UNREALIZED   REALIZED UNREALIZED
                                   GAINS        GAINS        GAINS        GAINS      GAINS    LOSSES
-----------------------------------------------------------------------------------------------------
Long-term securities..........  $ 3,351,855  $5,662,434   $ 1,387,596  $3,370,507       --        --
Short-term securities.........           10          --            --          --   $96,424  $(63,716)
Options.......................           --          --            --          --       --        --
Financial futures contracts...           --          --            --          --       --        --
Forward foreign exchange
  contracts...................           --          --            --          --       --        --
Foreign currency
  transactions................           --          --            --          --       --        --
                                -----------  -----------  -----------  -----------  -------  --------
Total.........................  $ 3,351,865  $5,662,434   $ 1,387,596  $3,370,507   $96,424  $(63,716)
                                -----------  -----------  -----------  -----------  -------  --------
                                -----------  -----------  -----------  -----------  -------  --------

4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares were as follows:

                                 MULTIPLE STRATEGY PORTFOLIO
                                ------------------------------    ------------------------------
                                    GAINS         UNREALIZED        REALIZED           GAINS
                                  (LOSSES)           GAINS           LOSSES          (LOSSES)
------------------------------
Long-term securities..........   $ 88,781,310     $173,937,535     $ (1,293,734)     $(2,771,932)
Short-term securities.........        (10,286)              --               --               --
Options.......................             --               --               --               --
Financial futures contracts...             --               --               --               --
Forward foreign exchange
  contracts...................     (8,280,551)          38,823               --               --
Foreign currency
  transactions................        284,521           51,674           (3,844)             210
                                -------------    -------------    -------------    -------------
Total.........................   $ 80,774,994     $174,028,032     $ (1,297,578)     $(2,771,722)
                                -------------    -------------    -------------    -------------
                                -------------    -------------    -------------    -------------
4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares

                                                          INTERMEDIATE GOVERNMENT   LONG TERM CORPORATE BOND
                                  HIGH YIELD PORTFOLIO         BOND PORTFOLIO              PORTFOLIO
                                ------------------------  ------------------------  ------------------------
                                               DOLLAR                    DOLLAR                    DOLLAR
                                  SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold...................   7,507,390  $ 63,434,459   2,645,259  $ 29,677,244   1,377,909  $ 16,238,970
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........   1,541,379    13,357,566   1,307,193    14,551,966     702,078     8,233,350
                                ----------  ------------  ----------  ------------  ----------  ------------
Total issued..................   9,048,769    76,792,025   3,952,452    44,229,210   2,079,987    24,472,320
Shares redeemed...............  (9,924,680)  (85,182,939) (2,742,781)  (30,605,372) (1,662,749)  (19,533,330)
                                ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).......    (875,911) $ (8,390,914)  1,209,671  $ 13,623,838     417,238  $  4,938,990
                                ----------  ------------  ----------  ------------  ----------  ------------
                                ----------  ------------  ----------  ------------  ----------  ------------

                                   MONEY RESERVE PORTFOLIO
                                ------------------------------  ------------------------------  ------------------------------
                                                    DOLLAR                          DOLLAR                          DOLLAR
                                   SHARES           AMOUNT         SHARES           AMOUNT         SHARES           AMOUNT
------------------------------
Shares sold...................    284,303,867    $ 284,303,867        633,962    $  10,885,213        710,396    $   5,326,430
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     29,096,871       29,096,871     11,010,994      180,910,620         49,398          392,711
                                -------------    -------------  -------------    -------------  -------------    -------------
Total issued..................    313,400,738      313,400,738     11,644,956      191,795,833        759,794        5,719,141
Shares redeemed...............   (260,242,423)    (260,242,423)    (7,971,065)    (136,879,773)    (1,181,796)      (9,000,546)
                                -------------    -------------  -------------    -------------  -------------    -------------
Net increase (decrease).......     53,158,315    $  53,158,315      3,673,891    $  54,916,060       (422,002)   $  (3,281,405)
                                -------------    -------------  -------------    -------------  -------------    -------------
                                -------------    -------------  -------------    -------------  -------------    -------------

                                                          INTERMEDIATE GOVERNMENT   LONG TERM CORPORATE BOND
                                  HIGH YIELD PORTFOLIO         BOND PORTFOLIO              PORTFOLIO
                                ------------------------  ------------------------  ------------------------
                                               DOLLAR                    DOLLAR                    DOLLAR
                                  SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold...................   9,413,507  $ 86,287,875   1,009,170  $ 11,017,560   1,068,327  $ 12,304,021
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........   1,394,196    12,749,959   1,343,712    14,518,659     705,889     8,076,935
                                ----------  ------------  ----------  ------------  ----------  ------------
Total issued..................  10,807,703    99,037,834   2,352,882    25,536,219   1,774,216    20,380,956
Shares redeemed...............  (8,676,667)  (79,991,593) (2,601,561)  (28,166,193) (1,365,149)  (15,656,456)
                                ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).......   2,131,036    19,046,241    (248,679) $ (2,629,974)    409,067  $  4,724,500
                                ----------  ------------  ----------  ------------  ----------  ------------
                                ----------  ------------  ----------  ------------  ----------  ------------


                                 MONEY RESERVE PORTFOLIO           PORTFOLIO                 PORTFOLIO
                                --------------------------  ------------------------  ------------------------
                                                 DOLLAR                    DOLLAR                    DOLLAR
                                   SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------
Shares sold...................   233,564,379  $233,564,379     812,025  $ 14,159,217     808,890  $  7,579,209
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........    28,853,463    28,853,463   5,378,611    84,928,257      20,775       188,225
                                ------------  ------------  ----------  ------------  ----------  ------------
Total issued..................   262,417,842   262,417,842   6,190,636    99,087,474     829,665     7,767,434
Shares redeemed...............  (294,429,809) (294,429,809) (6,793,644) (120,692,601) (1,415,905)  (13,152,187)
                                ------------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).......   (32,011,967) $(32,011,967)   (603,008) $(21,605,127)   (586,240) $ (5,384,753)
                                ------------  ------------  ----------  ------------  ----------  ------------
                                ------------  ------------  ----------  ------------  ----------  ------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Concluded)
--------------------------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARDS:

At December 31, 1998, the Fund had capital loss carryforwards of approximately $3,820,000 in the High Yield Portfolio, of which $349,000 expires in 1999, $231,000 expires in 2005 and $3,240,000 expires in 2006; $5,678,000 in the
Intermediate Government Bond Portfolio, of which $2,768,000 expires in 2002, $1,088,000 expires in 2003, and $1,822,000 expires in 2004; $252,000 in the Long
Term Corporate Bond Portfolio, all of which expires in 2002; $1,782,000 in the Natural Resources Portfolio, of which $155,000 expires in 1999, $297,000 expires in 2000, and $1,330,000 expires in 2006. These amounts will be available to offset like amounts of any future taxable capital gains. Expired capital loss carryforward in the amount of $3,019,030 and $1,186,895 in the High Yield and Natural Resources Portfolios, respectively, has been reclassified to paid-in capital in excess of par.

6. COMMITMENTS:

At December 31, 1998, the Natural Resources Portfolio entered into foreign exchange contracts, under which they agreed to purchase and sell various foreign currencies with values of approximately $45,681 and $18,123, respectively.

7. LOANED SECURITIES:

At December 31, 1998, the Intermediate Government Bond Portfolio held US Treasury Notes having an aggregate value of approximately $17,505,000 as collateral for portfolio securities loaned having a market value of approximately $17,072,000.

8. SUBSEQUENT EVENTS:

On January 4, 1999, the Board of Directors declared dividends and distributions per share payable on January 11, 1999 to shareholders of record as of December 31, 1998 as follows:

                                                    ORDINARY     LONG-TERM
PORTFOLIO                                            INCOME    CAPITAL GAINS
----------------------------------------------------------------------------
Balanced..........................................  $ .546325  $    .938077
Capital Stock.....................................    .223905      2.187640
Global Strategy...................................    .231236       .119393
Growth Stock......................................   1.297697      3.510755
High Yield........................................    .070594            --
Intermediate Government Bond......................    .059783            --
Long Term Corporate Bond..........................    .062442            --
Multiple Strategy.................................    .351386      1.199727
Natural Resources.................................    .148438            --
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Independent Auditors' Report
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
MERRILL LYNCH SERIES FUND, INC.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Merrill Lynch Series Fund, Inc. (comprising, respectively, the Balanced, Capital Stock, Global Strategy, Growth Stock, High Yield, Intermediate Government Bond, Long Term Corporate Bond, Money Reserve, Multiple Strategy, and Natural Resources Portfolios) as of December 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Merrill Lynch Series Fund, Inc. as of December 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 1999

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Directors and Officers
--------------------------------------------------------------------------------

TERRY K. GLENN-President and Director

JACK B. SUNDERLAND-Director

STEPHEN B. SWENSRUD-Director

J. THOMAS TOUCHTON-Director

CHRISTOPHER G. AYOUB-Senior Vice President

LAWRENCE R. FULLER-Senior Vice President

JAY C. HARBECK-Senior Vice President

NORMAN R. HARVEY-Senior Vice President

VINCENT T. LATHBURY III-Senior Vice President

KEVIN J. MCKENNA-Senior Vice President

JOSEPH T. MONAGLE JR.-Senior Vice President

THOMAS R. ROBINSON-Senior Vice President

ROBERT M. SHEARER-Senior Vice President

JOEL HEYMSFELD-Vice President

ROBERT F. MURRAY-Vice President

JACQUELINE L. ROGERS-Vice President

DONALD C. BURKE-Treasurer

PRINCIPAL OFFICE OF THE FUND
Box 9011
Princeton, New Jersey 08453-9011

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863

--------------------------------------------------------------------------------

On January 29, 1999, Jay C. Harbeck retired as Senior Vice President and Portfolio Manager of Intermediate Government Bond and Long Term Corporate Bond Portfolios. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Harbeck well in his retirement.
--------------------------------------------------------------------------------

This report is authorized for distribution only to Policyowners of certain variable life insurance policies which are funded by shares of Merrill Lynch Series Fund, Inc. This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in Money Reserve Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. For Money Reserve Portfolio, although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

59828-12/98

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

REPORT OF INDEPENDENT ACCOUNTANTS


The Sponsor, Trustee and Holders
  of The Merrill Lynch Fund of Stripped ("Zero")
  U.S. Treasury Securities, Series A (2003 Trust),
  Series B (2001 and 2005 Trusts), Series C (2006 Trust),
  Series D (2007 Trust), Series E (2008 Trust),
  Series F (1999 and 2009 Trusts), Series G (2000 and
  2010 Trusts), Series H (2011 Trust),
  Series I (2002 Trust), Series J (2013 Trust) and
  Series K (2004 and 2014 Trusts) (the Funds):

We have audited the accompanying statements of condition of the Funds, including the portfolios, as of December 31, 1998 and the related statements of operations and of changes in net assets for the years ended December 31, 1998, 1997 and 1996. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at December 31, 1998, as shown in such portfolios, were confirmed to us by The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Funds at December 31, 1998 and the results of their operations and changes in their net assets for the above-stated years in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

New York, N.Y.
February 16, 1999

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES A

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1998

                                                                               2003 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)..........................................       $48,504,172
  Other.................................................................            87,722
                                                                               -----------
            Total trust property........................................        48,591,894

LESS LIABILITY - Other..................................................             4,093
                                                                               -----------
NET ASSETS (Note 2).....................................................       $48,587,801
                                                                               -----------
                                                                               -----------
UNITS OUTSTANDING.......................................................        59,850,919
                                                                               -----------
                                                                               -----------
UNIT VALUE..............................................................           $.81181
                                                                               -----------
                                                                               -----------

                         See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES A

STATEMENTS OF OPERATIONS

                                                                                                   2003 TRUST
                                                                                            YEARS ENDED DECEMBER 31,
                                                                                     1998               1997                1996
INVESTMENT INCOME:
  Interest income..........................................................       $   22,308         $   24,902         $   27,183
  Accretion of original issue discount.....................................        3,487,242          3,628,183          3,638,172
  Trustee's fees and expenses..............................................          (15,733)           (16,828)           (18,146)
                                                                                  ----------          ---------        -----------
  Net investment income....................................................        3,493,817          3,636,257          3,647,209
                                                                                  ----------         ----------        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold.........................................          732,262            818,013            828,620
  Unrealized appreciation (depreciation) of investments....................          893,998             31,844         (4,351,762)
                                                                                  ----------         ----------        -----------
  Realized and unrealized gain (loss) on investments.......................        1,626,260            849,857         (3,523,142)
                                                                                  ----------         ----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS............       $5,120,077         $4,486,114        $   124,067
                                                                                  ----------         ----------        -----------
                                                                                  ----------         ----------        -----------

                                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES A

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  2003 TRUST
                                                                                           YEARS ENDED DECEMBER 31,
                                                                                 1998                 1997                1996
OPERATIONS:
  Net investment income................................................       $ 3,493,817          $ 3,636,257         $ 3,647,209
  Realized gain on securities sold.....................................           732,262              818,013             828,620
  Unrealized appreciation (depreciation) of investments................           893,998               31,844          (4,351,762)
                                                                              -----------          -----------         -----------
  Net increase (decrease) in net assets resulting from operations......         5,120,077            4,486,114             124,067
                                                                              -----------          -----------         -----------
CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units.........................................                                199,957             213,357
  Redemptions of units.................................................        (4,447,838)          (5,561,092)         (4,579,226)
                                                                              -----------          -----------         -----------
  Net capital share transactions.......................................        (4,447,838)          (5,361,135)         (4,365,869)
                                                                              -----------          -----------         -----------
NET INCREASE (DECREASE) IN NET ASSETS..................................           672,239             (875,021)         (4,241,802)
NET ASSETS, BEGINNING OF YEAR..........................................        47,915,562           48,790,583          53,032,385
                                                                              -----------          -----------         -----------
NET ASSETS, END OF YEAR................................................       $48,587,801          $47,915,562         $48,790,583
                                                                              -----------          -----------         -----------
                                                                              -----------          -----------         -----------
UNIT VALUE, END OF YEAR................................................           $.81181              $.72956             $.66428
                                                                              -----------          -----------         -----------
                                                                              -----------          -----------         -----------
UNITS OUTSTANDING, END OF YEAR.........................................        59,850,919           65,677,446          73,448,689
                                                                              -----------          -----------         -----------
                                                                              -----------          -----------         -----------

                                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES B

STATEMENTS OF CONDITION
AS OF DECEMBER 31, 1998

                                                                                                 2001 TRUST           2005 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1).........................................................         $48,742,160          $25,628,714
  Other................................................................................              72,932               28,713
                                                                                                -----------          -----------
           Total trust property........................................................          48,815,092           25,657,427

LESS LIABILITY - Other.................................................................               3,926                6,209
                                                                                                -----------          -----------
NET ASSETS (Note 2)....................................................................         $48,811,166          $25,651,218
                                                                                                -----------          -----------
                                                                                                -----------          -----------
UNITS OUTSTANDING......................................................................          53,520,078           33,867,164
                                                                                                -----------          -----------
                                                                                                -----------          -----------
UNIT VALUE.............................................................................             $.91202              $.75741
                                                                                                -----------          -----------
                                                                                                -----------          -----------

                                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES B

STATEMENTS OF OPERATIONS


                                                                                               2001 TRUST
                                                                                         YEARS ENDED DECEMBER 31,
                                                                                1998               1997               1996
INVESTMENT INCOME:
  Interest income........................................................    $   19,477         $   21,215         $   23,315
  Accretion of original issue discount...................................     3,908,822          3,964,020          4,052,834
  Trustee's fees and expenses............................................       (14,505)           (15,315)           (16,333)
                                                                             ----------         ----------         ----------

  Net investment income..................................................     3,913,794          3,969,920          4,059,816
                                                                             ----------         ----------         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold.......................................       320,464            444,680            729,602
  Unrealized appreciation (depreciation) of
    investments..........................................................      (413,110)          (876,128)        (3,688,347)
                                                                             ----------         ----------         ----------

  Realized and unrealized gain (loss) on
    investments..........................................................       (92,646)          (431,448)        (2,958,745)
                                                                             ----------         ----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS........................................................    $3,821,148         $3,538,472         $1,101,071
                                                                             ----------         ----------         ----------
                                                                             ----------         ----------         ----------


                                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES B

STATEMENTS OF OPERATIONS

                                                                                                2005 TRUST
                                                                                          YEARS ENDED DECEMBER 31,
                                                                                1998               1997               1996
INVESTMENT INCOME:
  Interest income........................................................    $   11,497         $   12,069         $   12,909
  Accretion of original issue discount...................................     1,509,134          1,503,945          1,507,646
  Trustee's fees and expenses............................................       (10,112)           (10,338)           (10,945)
                                                                             ----------         ----------         ----------

  Net investment income..................................................     1,510,519          1,505,676          1,509,610
                                                                             ----------         ----------         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized gain on securities sold.......................................       287,941            202,442            239,717
  Unrealized appreciation (depreciation) of
    investments..........................................................       911,552            648,748         (1,944,792)
                                                                             ----------         ----------         ----------
  Realized and unrealized gain (loss) on
    investments..........................................................     1,199,493            851,190         (1,705,075)
                                                                             ----------         ----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS........................................................    $2,710,012         $2,356,866         $ (195,465)
                                                                             ----------         ----------         ----------
                                                                             ----------         ----------         ----------


                                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES B

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                  2001 TRUST
                                                                                           YEARS ENDED  DECEMBER 31,
                                                                                1998               1997               1996
OPERATIONS:
  Net investment income................................................      $ 3,913,794          $ 3,969,920         $ 4,059,816
  Realized gain on securities sold.....................................          320,464              444,680             729,602
  Unrealized appreciation (depreciation)
    of investments.....................................................         (413,110)            (876,128)         (3,688,347)
                                                                             -----------          -----------         -----------

  Net increase (decrease) in net assets
    resulting from operations..........................................        3,821,148            3,538,472           1,101,071
                                                                             -----------          -----------         -----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units.........................................          647,129              397,111             809,728
  Redemptions of units.................................................       (4,102,436)          (4,861,241)         (6,094,730)
                                                                             -----------          -----------         -----------

  Net capital share transactions.......................................       (3,455,307)          (4,464,130)         (5,285,002)
                                                                             -----------          -----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS..................................          365,841             (925,658)         (4,183,931)

NET ASSETS, BEGINNING OF YEAR  ........................................       48,445,325           49,370,983          53,554,914
                                                                             -----------          -----------         -----------

NET ASSETS, END OF YEAR  ..............................................      $48,811,166          $48,445,325         $49,370,983
                                                                             -----------          -----------         -----------
                                                                             -----------          -----------         -----------

UNIT VALUE, END OF YEAR  ..............................................          $.91202              $.84350             $.78459
                                                                             -----------          -----------         -----------
                                                                             -----------          -----------         -----------

UNITS OUTSTANDING, END OF YEAR.........................................       53,520,078           57,433,435          62,925,765
                                                                             -----------          -----------         -----------
                                                                             -----------          -----------         -----------


                                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES B

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                2005 TRUST
                                                                                         YEARS ENDED  DECEMBER 31,
                                                                                1998               1997               1996
OPERATIONS:
  Net investment income................................................      $ 1,510,519        $ 1,505,676        $ 1,509,610
  Realized gain on securities sold.....................................          287,941            202,442            239,717
  Unrealized appreciation (depreciation)
    of investments.....................................................          911,552            648,748         (1,944,792)
                                                                             -----------        -----------        -----------

  Net increase (decrease) in net assets
    resulting from operations..........................................        2,710,012          2,356,866           (195,465)
                                                                             -----------        -----------        -----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units.........................................        2,239,894            743,426          1,171,904
  Redemptions of units.................................................       (1,664,525)        (1,854,199)        (2,282,137)
                                                                             -----------        -----------        -----------

  Net capital share transactions.......................................          575,369         (1,110,773)        (1,110,233)
                                                                             -----------        -----------        -----------

NET INCREASE (DECREASE) IN NET ASSETS..................................        3,285,381          1,246,093         (1,305,698)

NET ASSETS, BEGINNING OF YEAR  ........................................       22,365,837         21,119,744         22,425,442
                                                                             -----------        -----------        -----------

NET ASSETS, END OF YEAR ...............................................      $25,651,218        $22,365,837        $21,119,744
                                                                             -----------        -----------        -----------
                                                                             -----------        -----------        -----------

UNIT VALUE, END OF YEAR ...............................................          $.75741            $.67280            $.60348
                                                                             -----------        -----------        -----------
                                                                             -----------        -----------        -----------

UNITS OUTSTANDING, END OF YEAR.........................................       33,867,164         33,242,884         34,996,785
                                                                             -----------        -----------        -----------
                                                                             -----------        -----------        -----------


                                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES C

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1998


                                                                            2006 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1).......................................       $8,903,785
  Other..............................................................            2,288
                                                                            ----------

           Total trust property......................................        8,906,073

LESS LIABILITY - Other...............................................               72
                                                                            ----------

NET ASSETS (Note 2)..................................................       $8,906,001
                                                                            ----------
                                                                            ----------

UNITS OUTSTANDING....................................................       12,116,560
                                                                            ----------
                                                                            ----------

UNIT VALUE...........................................................          $.73503
                                                                            ----------
                                                                            ----------


                                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES C

STATEMENTS OF OPERATIONS


                                                                                                    2006 TRUST
                                                                                             YEARS ENDED DECEMBER 31,
                                                                                     1998               1997               1996
INVESTMENT INCOME:
  Interest income..........................................................       $    3,561         $    3,792           $  4,065
  Accretion of original issue discount.....................................          466,132            485,166            467,093
  Trustee's fees and expenses..............................................           (3,510)            (3,683)            (3,738)
                                                                                  ----------         ----------           --------
  Net investment income....................................................          466,183            485,275            467,420
                                                                                  ----------         ----------           --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold.........................................          245,706            406,791             78,989
  Unrealized appreciation (depreciation) of investments....................          415,809            152,479           (488,521)
                                                                                  ----------         ----------           --------
  Realized and unrealized gain (loss) on investments.......................          661,515            559,270           (409,532)
                                                                                  ----------         ----------           --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS............       $1,127,698         $1,044,545           $ 57,888
                                                                                  ----------         ----------           --------
                                                                                  ----------         ----------           --------

                             See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES C

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     2006 TRUST
                                                                                              YEARS ENDED DECEMBER 31,
                                                                                      1998               1997               1996
OPERATIONS:
  Net investment income....................................................       $  466,183         $  485,275         $  467,420
  Realized gain on securities sold.........................................          245,706            406,791             78,989
  Unrealized appreciation (depreciation) of investments....................          415,809            152,479           (488,521)
                                                                                  ----------         ----------         ----------
  Net increase (decrease) in net assets resulting from operations..........        1,127,698          1,044,545             57,888
                                                                                  ----------         ----------         ----------
CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units.............................................        1,237,586            245,845          2,799,053
  Redemptions of units.....................................................         (697,866)        (1,459,989)          (582,696)
                                                                                  ----------         ----------         ----------
  Net capital share transactions...........................................          539,720         (1,214,144)         2,216,357
                                                                                  ----------         ----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS......................................        1,667,418           (169,599)         2,274,245

NET ASSETS, BEGINNING OF YEAR..............................................        7,238,583          7,408,182          5,133,937
                                                                                  ----------         ----------         ----------
NET ASSETS, END OF YEAR....................................................       $8,906,001         $7,238,583         $7,408,182
                                                                                  ----------         ----------         ----------
                                                                                  ----------         ----------         ----------
UNIT VALUE, END OF YEAR....................................................          $.73503            $.64467            $.57315
                                                                                  ----------         ----------         ----------
                                                                                  ----------         ----------         ----------
UNITS OUTSTANDING, END OF YEAR.............................................       12,116,560         11,228,372         12,925,437
                                                                                  ----------         ----------         ----------
                                                                                  ----------         ----------         ----------

                            See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES D

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1998

                                                                                   2007 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)...........................................         $15,078,605
  Other..................................................................               2,963
                                                                                  -----------
            Total trust property.........................................          15,081,568

LESS LIABILITY - Other...................................................               1,514
                                                                                  -----------
NET ASSETS (Note 2)......................................................         $15,080,054
                                                                                  -----------
                                                                                  -----------
UNITS OUTSTANDING........................................................          21,715,233
                                                                                  -----------
                                                                                  -----------
UNIT VALUE...............................................................             $.69445
                                                                                  -----------
                                                                                  -----------

                             See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES D

STATEMENTS OF OPERATIONS

                                                                                                     2007 TRUST
                                                                                               YEARS ENDED DECEMBER 31
                                                                                     1998               1997               1996
INVESTMENT INCOME:
  Interest income..........................................................       $    7,329         $    7,314         $    6,683
  Accretion of original issue discount.....................................          884,318            826,932            701,298
  Trustee's fees and expenses..............................................           (7,337)            (7,325)            (6,675)
                                                                                  ----------         ----------         ----------
  Net investment income....................................................          884,310            826,921            701,306
                                                                                  ----------         ----------         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold.........................................           75,524             59,353            137,187
  Unrealized appreciation (depreciation) of investments....................          953,956            674,748         (1,039,668)
                                                                                  ----------         ----------         ----------
  Realized and unrealized gain (loss) on investments.......................        1,029,480            734,101           (902,481)
                                                                                  ----------         ----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS............       $1,913,790         $1,561,022         $ (201,175)
                                                                                  ----------         ----------         ----------
                                                                                  ----------         ----------         ----------

                             See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES D

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   2007 TRUST
                                                                                             YEARS ENDED DECEMBER 31
                                                                                  1998                 1997                1996
OPERATIONS:
  Net investment income................................................       $   884,310          $   826,921         $   701,306
  Realized gain on securities sold.....................................            75,524               59,353             137,187
  Unrealized appreciation (depreciation) of investments................           953,956              674,748          (1,039,668)
                                                                              -----------          -----------         -----------
  Net increase (decrease) in net assets resulting from operations......         1,913,790            1,561,022            (201,175)
                                                                              -----------          -----------         -----------
CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units.........................................           318,728            1,541,671             198,530
  Redemptions of units.................................................          (327,475)            (300,187)           (557,763)
                                                                              -----------          -----------         -----------
  Net capital share transactions.......................................            (8,747)           1,241,484            (359,233)
                                                                              -----------          -----------         -----------
NET INCREASE (DECREASE) IN NET ASSETS..................................         1,905,043            2,802,506            (560,408)

NET ASSETS, BEGINNING OF YEAR..........................................        13,175,011           10,372,505          10,932,913
                                                                              -----------          -----------         -----------
NET ASSETS, END OF YEAR................................................       $15,080,054          $13,175,011         $10,372,505
                                                                              -----------          -----------         -----------
                                                                              -----------          -----------         -----------
UNIT VALUE, END OF YEAR................................................           $.69445              $.60479             $.53353
                                                                              -----------          -----------         -----------
                                                                              -----------          -----------         -----------
UNITS OUTSTANDING, END OF YEAR.........................................        21,715,233           21,784,452          19,441,293
                                                                              -----------          -----------         -----------
                                                                              -----------          -----------         -----------

                            See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES E

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1998

                                                                                                                2008 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1).........................................................................         $23,705,568
  Other................................................................................................              34,594
                                                                                                                -----------

            Total trust property.......................................................................          23,740,162

LESS LIABILITY - Other.................................................................................               9,272
                                                                                                                -----------

NET ASSETS (Note 2)....................................................................................         $23,730,890
                                                                                                                -----------
                                                                                                                -----------

UNITS OUTSTANDING......................................................................................          36,757,279
                                                                                                                -----------
                                                                                                                -----------

UNIT VALUE.............................................................................................             $.64561
                                                                                                                    -------
                                                                                                                    -------

                              See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES E

STATEMENTS OF OPERATIONS

                                                                                                  2008 TRUST
                                                                                            YEARS ENDED DECEMBER 31
                                                                                    1998               1997               1996
INVESTMENT INCOME
  Interest income.......................................................         $   14,231         $   15,421         $   17,094
  Accretion of original issue
    discount............................................................          1,483,819          1,504,333          1,566,068
  Trustee's fees and expenses...........................................            (11,317)           (11,957)           (12,920)
                                                                                 ----------         ----------         ----------

  Net investment income.................................................          1,486,733          1,507,797          1,570,242
                                                                                 ----------         ----------         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain on securities sold......................................            783,621            288,696            535,460
  Unrealized appreciation (depreciation)
    of investments......................................................          1,129,509          1,163,882         (2,866,638)
                                                                                 ----------         ----------         ----------

  Realized and unrealized gain (loss)
    on investments......................................................          1,913,130          1,452,578         (2,331,178)
                                                                                 ----------         ----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............................................         $3,399,863         $2,960,375         $ (760,936)
                                                                                 ----------         ----------         ----------
                                                                                 ----------         ----------         ----------

                              See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES E

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               2008 TRUST
                                                                                         YEARS ENDED DECEMBER 31
                                                                                1998                 1997                1996
OPERATIONS:
  Net investment income.............................................         $ 1,486,733          $ 1,507,797         $ 1,570,242
  Realized gain on securities sold..................................             783,621              288,696             535,460
  Unrealized appreciation (depreciation) of
    investments.....................................................           1,129,509            1,163,882          (2,866,638)
                                                                             -----------          -----------         -----------

  Net increase (decrease) in net assets
    resulting from operations.......................................           3,399,863            2,960,375            (760,936)
                                                                             -----------          -----------         -----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional Units......................................             447,496                                1,102,323
  Redemptions of Units..............................................          (2,925,925)          (2,064,469)         (3,669,808)
                                                                             -----------          -----------         -----------

  Net capital share transactions....................................          (2,478,429)          (2,064,469)         (2,567,485)
                                                                             -----------          -----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS...............................             921,434              895,906          (3,328,421)

NET ASSETS, BEGINNING OF YEAR.......................................          22,809,456           21,913,550          25,241,971
                                                                             -----------          -----------         -----------

NET ASSETS, END OF YEAR.............................................         $23,730,890          $22,809,456         $21,913,550
                                                                             -----------          -----------         -----------
                                                                             -----------          -----------         -----------

UNIT VALUE, END OF YEAR.............................................             $.64561              $.55850             $.48816
                                                                                 -------              -------             -------
                                                                                 -------              -------             -------

UNITS OUTSTANDING, END OF YEAR......................................          36,757,279           40,840,808          44,890,165
                                                                             -----------          -----------         -----------
                                                                             -----------          -----------         -----------

                              See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES F

STATEMENTS OF CONDITION
AS OF DECEMBER 31, 1998

                                                                                                 1999 TRUST           2009 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1).........................................................         $25,618,114          $ 9,958,384
  Other................................................................................               5,456               15,125
                                                                                                -----------           ----------

            Total trust property.......................................................          25,623,570            9,973,509

LESS LIABILITY - Other.................................................................               3,193                7,379
                                                                                                -----------           ----------

NET ASSETS (Note 2)....................................................................         $25,620,377          $ 9,966,130
                                                                                                -----------           ----------
                                                                                                -----------           ----------

UNITS OUTSTANDING......................................................................          25,751,924           16,350,375
                                                                                                -----------           ----------
                                                                                                -----------           ----------

UNIT VALUE.............................................................................             $.99489              $.60954
                                                                                                    -------              -------
                                                                                                    -------              -------

                             See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES F

STATEMENTS OF OPERATIONS

                                                                                                  1999 TRUST
                                                                                            YEARS ENDED DECEMBER 31
                                                                                    1998               1997               1996
INVESTMENT INCOME:
  Interest income.......................................................         $    9,166         $    9,282         $    9,455
  Accretion of original issue discount..................................          1,669,699          1,645,711          1,585,052
  Trustee's fees and expenses...........................................             (8,840)            (8,856)            (8,928)
                                                                                 ----------         ----------         ----------

  Net investment income.................................................          1,670,025          1,646,137          1,585,579
                                                                                 ----------         ----------         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on securities sold...............................            (14,374)            33,432            102,339
  Unrealized appreciation (depreciation) of
    investments.........................................................           (214,206)          (233,179)          (767,906)
                                                                                 ----------         ----------         ----------

  Realized and unrealized gain (loss) on
    investments.........................................................           (228,580)          (199,747)          (665,567)
                                                                                 ----------         ----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.......................................................         $1,441,445         $1,446,390         $  920,012
                                                                                 ----------         ----------         ----------
                                                                                 ----------         ----------         ----------


                               See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES F

STATEMENTS OF OPERATIONS

                                                                                                  2009 TRUST
                                                                                            YEARS ENDED DECEMBER 31
                                                                                    1998               1997               1996
INVESTMENT INCOME:
  Interest income.......................................................         $    6,487         $    7,191        $     7,951
  Accretion of original issue discount..................................            614,533            639,710            643,976
  Trustee's fees and expenses...........................................             (6,485)            (7,105)            (7,936)
                                                                                 ----------         ----------        -----------

  Net investment income.................................................            614,535            639,796            643,991
                                                                                 ----------         ----------        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold......................................            299,484            220,815            130,319
  Unrealized appreciation (depreciation) of
    investments.........................................................            576,107            471,994         (1,124,284)
                                                                                 ----------         ----------        -----------

  Realized and unrealized gain (loss) on
    investments.........................................................            875,591            692,809           (993,965)
                                                                                 ----------         ----------        -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.......................................................         $1,490,126         $1,332,605        $  (349,974)
                                                                                 ----------         ----------        -----------
                                                                                 ----------         ----------        -----------

                                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES F

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               1999 TRUST
                                                                                         YEARS ENDED DECEMBER 31
                                                                                1998                 1997                1996
OPERATIONS:
  Net investment income.............................................         $ 1,670,025          $ 1,646,137         $ 1,585,579
  Realized gain (loss) on securities sold...........................             (14,374)              33,432             102,339
  Unrealized appreciation (depreciation) of
    investments.....................................................            (214,206)            (233,179)           (767,906)
                                                                             -----------          -----------         -----------

  Net increase (decrease) in net assets
    resulting from operations.......................................           1,441,445            1,446,390             920,012
                                                                             -----------          -----------         -----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units......................................           2,335,674            1,189,918             803,103
  Redemptions of units..............................................          (1,997,695)          (2,571,494)         (1,764,394)
                                                                             -----------          -----------         -----------

  Net capital share transactions....................................             337,979           (1,381,576)           (961,291)
                                                                             -----------          -----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS...............................           1,779,424               64,814             (41,279)

NET ASSETS, BEGINNING OF YEAR.......................................          23,840,953           23,776,139          23,817,418
                                                                             -----------          -----------         -----------

NET ASSETS, END OF YEAR.............................................         $25,620,377          $23,840,953         $23,776,139
                                                                             -----------          -----------         -----------
                                                                             -----------          -----------         -----------

UNIT VALUE, END OF YEAR.............................................             $.99489              $.93975             $.88498
                                                                             -----------          -----------         -----------
                                                                             -----------          -----------         -----------

UNITS OUTSTANDING, END OF YEAR......................................          25,751,924           25,369,560          26,866,164
                                                                             -----------          -----------         -----------
                                                                             -----------          -----------         -----------

                                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES F

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               2009 TRUST
                                                                                         YEARS ENDED DECEMBER 31
                                                                                 1998                1997                1996
OPERATIONS:
  Net investment income.............................................          $  614,535           $  639,796         $   643,991
  Realized gain on securities sold..................................             299,484              220,815             130,319
  Unrealized appreciation (depreciation) of
    investments.....................................................             576,107              471,994          (1,124,284)
                                                                              ----------           ----------         -----------

  Net increase (decrease) in net assets
    resulting from operations.......................................           1,490,126            1,332,605            (349,974)
                                                                              ----------           ----------         -----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units......................................                                                      182,231
  Redemptions of units..............................................          (1,103,948)          (1,170,043)           (716,485)
                                                                              ----------           ----------         -----------

  Net capital share transactions....................................          (1,103,948)          (1,170,043)           (534,254)
                                                                              ----------           ----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS...............................             386,178              162,562            (884,228)

NET ASSETS, BEGINNING OF YEAR.......................................           9,579,952            9,417,390          10,301,618
                                                                              ----------           ----------         -----------

NET ASSETS, END OF YEAR.............................................          $9,966,130           $9,579,952         $ 9,417,390
                                                                              ----------           ----------         -----------
                                                                              ----------           ----------         -----------

UNIT VALUE, END OF YEAR.............................................             $.60954              $.52533             $.45585
                                                                                 -------              -------             -------
                                                                                 -------              -------             -------

UNITS OUTSTANDING, END OF YEAR......................................          16,350,375           18,236,148          20,659,112
                                                                              ----------           ----------         -----------
                                                                              ----------           ----------         -----------

                                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES G

STATEMENTS OF CONDITION
AS OF DECEMBER 31, 1998

                                                                                                2000 TRUST           2010 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1).........................................................         $26,531,652          $10,431,997
  Other................................................................................               5,500                6,185
                                                                                                -----------           ----------

           Total trust property........................................................          26,537,152           10,438,182

LESS LIABILITY - Other.................................................................               2,154                  178
                                                                                                -----------           ----------

NET ASSETS (Note 2)....................................................................         $26,534,998          $10,438,004
                                                                                                -----------           ----------
                                                                                                -----------           ----------

UNITS OUTSTANDING......................................................................          27,855,188           18,391,957
                                                                                                -----------           ----------
                                                                                                -----------           ----------

UNIT VALUE.............................................................................             $.95261              $.56753
                                                                                                    -------              -------
                                                                                                    -------              -------

                                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES G

STATEMENTS OF OPERATIONS

                                                                                                  2000 TRUST
                                                                                           YEARS ENDED DECEMBER 31,
                                                                                    1998               1997               1996
INVESTMENT INCOME:
  Interest income.........................................................       $    9,671         $    9,454         $    9,437
  Accretion of original issue discount....................................        1,694,876          1,610,298          1,521,693
  Trustee's fees and expenses.............................................           (9,184)            (9,020)            (9,004)
                                                                                 ----------         ----------         ----------

  Net investment income...................................................        1,695,363          1,610,732          1,522,126
                                                                                 ----------         ----------         ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain (loss) on securities sold.................................           85,281             97,827             54,447
  Unrealized appreciation (depreciation)
  of investments..........................................................          (73,905)          (181,107)          (907,562)
                                                                                 ----------         ----------         ----------

  Realized and unrealized gain (loss) on
    investments...........................................................           11,376            (83,280)          (853,115)
                                                                                 ----------         ----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.........................................................       $1,706,739         $1,527,452         $  669,011
                                                                                 ----------         ----------         ----------
                                                                                 ----------         ----------         ----------

                                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES G

STATEMENTS OF OPERATIONS

                                                                                                  2010 TRUST
                                                                                           YEARS ENDED  DECEMBER 31,
                                                                                  1998               1997               1996
INVESTMENT INCOME:
  Interest income.........................................................       $    6,416         $    7,100         $    7,681
  Accretion of original issue discount....................................          540,842            634,768            604,550
  Trustee's fees and expenses.............................................           (6,387)            (6,969)            (7,558)
                                                                                 ----------         ----------         ----------

  Net investment income...................................................          540,871            634,899            604,673
                                                                                 ----------         ----------         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on securities sold.................................           69,850            192,086            413,063
  Unrealized appreciation (depreciation) of
    investments...........................................................          721,439            410,774         (1,250,513)
                                                                                 ----------         ----------         ----------

  Realized and unrealized gain (loss)on
    investments...........................................................          791,289            602,860           (837,450)
                                                                                 ----------         ----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.........................................................       $1,332,160         $1,237,759         $ (232,777)
                                                                                 ----------         ----------         ----------
                                                                                 ----------         ----------         ----------

                                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES G

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                2000 TRUST
                                                                                         YEARS ENDED  DECEMBER 31,
                                                                               1998                 1997                1996
OPERATIONS:
  Net investment income..............................................         $ 1,695,363          $ 1,610,732         $ 1,522,126
  Realized gain (loss) on securities sold............................              85,281               97,827              54,447
  Unrealized appreciation (depreciation)
    of investments...................................................             (73,905)            (181,107)           (907,562)
                                                                              -----------          -----------         -----------

  Net increase (decrease) in net assets
    resulting from operations........................................           1,706,739            1,527,452             669,011
                                                                              -----------          -----------         -----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units.......................................           5,875,313            1,984,343             487,979
  Redemptions of units...............................................          (3,803,375)          (2,875,921)         (1,346,695)
                                                                              -----------          -----------         -----------

  Net capital share transactions.....................................           2,071,938             (891,578)           (858,716)
                                                                              -----------          -----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS................................           3,778,677              635,874            (189,705)

NET ASSETS, BEGINNING OF YEAR  ......................................          22,756,321           22,120,447          22,310,152
                                                                              -----------          -----------         -----------

NET ASSETS, END OF YEAR  ............................................         $26,534,998          $22,756,321         $22,120,447
                                                                              -----------          -----------         -----------
                                                                              -----------          -----------         -----------

UNIT VALUE, END OF YEAR  ............................................             $.95261              $.88976             $.83284
                                                                              -----------          -----------         -----------
                                                                              -----------          -----------         -----------

UNITS OUTSTANDING, END OF YEAR.......................................          27,855,188           25,575,784          26,560,105
                                                                              -----------          -----------         -----------
                                                                              -----------          -----------         -----------

                                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES G

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               2010 TRUST
                                                                                        YEARS ENDED  DECEMBER 31,
                                                                              1998                 1997                1996
OPERATIONS:
  Net investment income...............................................       $   540,871           $  634,899          $  604,673
  Realized gain (loss) on securities sold.............................            69,850              192,086             413,063
  Unrealized appreciation (depreciation) of
    investments.......................................................           721,439              410,774          (1,250,513)
                                                                             -----------           ----------          ----------

  Net increase (decrease) in net assets
    resulting from operations.........................................         1,332,160            1,237,759            (232,777)
                                                                             -----------           ----------          ----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units........................................         1,225,106            5,760,544           2,997,567
  Redemptions of units................................................          (540,288)          (6,927,386)         (2,968,890)
                                                                               ---------           ----------          ----------

  Net capital share transactions......................................           684,818           (1,166,842)             28,677
                                                                             -----------           ----------          ----------

NET INCREASE (DECREASE) IN NET ASSETS.................................         2,016,978               70,917            (204,100)

NET ASSETS, BEGINNING OF YEAR.........................................         8,421,026            8,350,109           8,554,209
                                                                             -----------           ----------          ----------

NET ASSETS, END OF YEAR...............................................       $10,438,004           $8,421,026          $8,350,109
                                                                             -----------           ----------          ----------
                                                                             -----------           ----------          ----------

UNIT VALUE, END OF YEAR..............................................            $.56753              $.48925             $.42143
                                                                             -----------           ----------          ----------
                                                                             -----------           ----------          ----------

UNITS OUTSTANDING, END OF YEAR.......................................         18,391,957           17,212,004          19,813,618
                                                                             -----------           ----------          ----------
                                                                             -----------           ----------          ----------

                                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES H

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1998

                                                                                                               2011 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)..........................................................................         $2,308,070
  Other.................................................................................................              2,127
                                                                                                                 ----------

           Total trust property.........................................................................          2,310,197

LESS LIABILITY - Other..................................................................................                317
                                                                                                                 ----------

NET ASSETS (Note 2).....................................................................................         $2,309,880
                                                                                                                 ----------
                                                                                                                 ----------

UNITS OUTSTANDING.......................................................................................          4,283,180
                                                                                                                 ----------
                                                                                                                 ----------

UNIT VALUE..............................................................................................            $.53929
                                                                                                                 ----------
                                                                                                                 ----------

                                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES H

STATEMENTS OF OPERATIONS

                                                                                                       2011 TRUST
                                                                                                YEARS ENDED DECEMBER 31,
                                                                                          1998            1997            1996
INVESTMENT INCOME:
  Interest income.................................................................        $  1,507        $  2,020        $  2,130
  Accretion of original issue discount............................................         118,651         164,042         146,632
  Trustee's fees and expenses.....................................................          (1,527)         (1,943)         (2,103)
                                                                                          --------        --------        --------

  Net investment income...........................................................         118,631         164,119         146,659
                                                                                          --------        --------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold or redeemed....................................                         104,640
  Unrealized appreciation (depreciation) of investments...........................         186,725          71,464        (195,003)
                                                                                          --------        --------        --------

  Realized and unrealized gain (loss) on investments..............................         186,725         176,104        (195,003)
                                                                                          --------        --------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................................................        $305,356        $340,223        $(48,344)
                                                                                          --------        --------        --------
                                                                                          --------        --------        --------

                                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES H

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                   2011 TRUST
                                                                                            YEARS ENDED DECEMBER 31,
                                                                                    1998               1997               1996
OPERATIONS:
  Net investment income....................................................       $  118,631         $  164,119         $  146,659
  Realized gain on securities sold.........................................                             104,640
  Unrealized appreciation (depreciation)
    of investments.........................................................          186,725             71,464           (195,003)
                                                                                  ----------         ----------         ----------

  Net increase (decrease) in net assets
    resulting from operations..............................................          305,356            340,223            (48,344)
                                                                                  ----------         ----------         ----------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units.............................................          223,286                               404,419
  Redemption of units......................................................                          (1,116,749)
                                                                                  ----------         ----------        -----------

  Net capital share transactions...........................................          223,286         (1,116,749)           404,419
                                                                                  ----------         ----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................          528,642           (776,526)           356,075

NET ASSETS, BEGINNING OF YEAR..............................................        1,781,238          2,557,764          2,201,689
                                                                                  ----------         ----------         ----------

NET ASSETS, END OF YEAR....................................................       $2,309,880         $1,781,238         $2,557,764
                                                                                  ----------         ----------         ----------
                                                                                  ----------         ----------         ----------

UNIT VALUE, END OF YEAR....................................................          $.53929            $.46569            $.39709
                                                                                  ----------         ----------         ----------
                                                                                  ----------         ----------         ----------

UNITS OUTSTANDING, END OF YEAR.............................................        4,283,180          3,824,917          6,441,209
                                                                                  ----------         ----------         ----------
                                                                                  ----------         ----------         ----------

                             See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
U.S. TREASURY SECURITIES, SERIES I

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1998



                                                                                                                2002 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1).........................................................................         $11,950,688
  Other................................................................................................               3,324
                                                                                                                -----------

           Total trust property........................................................................          11,954,012

LESS LIABILITY - Other.................................................................................                 486
                                                                                                                -----------

NET ASSETS (Note 2)....................................................................................         $11,953,526
                                                                                                                -----------
                                                                                                                -----------

UNITS OUTSTANDING......................................................................................          13,762,347
                                                                                                                -----------
                                                                                                                -----------

UNIT VALUE.............................................................................................             $.86857
                                                                                                                -----------
                                                                                                                -----------

                            See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
U.S. TREASURY SECURITIES, SERIES I

STATEMENTS OF OPERATIONS

                                                                                                   2002 TRUST
                                                                                             YEARS ENDED DECEMBER 31,
                                                                                     1998               1997               1996

INVESTMENT INCOME:
  Interest income..........................................................       $    5,166           $  4,996           $  4,486
  Accretion of original issue discount.....................................          749,861            677,645            587,737
  Trustee's fees and expenses..............................................           (2,627)            (4,866)            (4,567)
                                                                                  ----------           --------           --------

  Net investment income....................................................          752,400            677,775            587,656
                                                                                  ----------           --------           --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold or redeemed.............................           60,441             24,811             26,301
  Unrealized appreciation (depreciation) of
    investments............................................................          256,059            144,877           (479,823)
                                                                                  ----------           --------           --------

  Realized and unrealized gain (loss) on
    investments............................................................          316,500            169,688           (453,522)
                                                                                  ----------           --------           --------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS..........................................................       $1,068,900           $847,463           $134,134
                                                                                  ----------           --------           --------
                                                                                  ----------           --------           --------

                             See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
U.S. TREASURY SECURITIES, SERIES I

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                   2002 TRUST
                                                                                            YEARS ENDED DECEMBER 31,
                                                                                     1998               1997               1996
OPERATIONS:
  Net investment income....................................................      $   752,400        $   677,775         $  587,656
  Realized gain on securities sold.........................................           60,441             24,811             26,301
  Unrealized appreciation (depreciation) of
    investments............................................................          256,059            144,877           (479,823)
                                                                                 -----------        -----------         ----------

  Net increase in net assets resulting
    from operations........................................................        1,068,900            847,463            134,134
                                                                                 -----------        -----------         ----------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units.............................................          589,692          1,602,921            999,668
  Redemptions of units.....................................................         (713,612)          (329,153)          (593,312)
                                                                                 -----------        -----------         ----------

  Net capital share transactions...........................................         (123,920)         1,273,768            406,356
                                                                                 -----------        -----------         ----------

NET INCREASE IN NET ASSETS.................................................          944,980          2,121,231            540,490

NET ASSETS, BEGINNING OF YEAR..............................................       11,008,546          8,887,315          8,346,825
                                                                                 -----------        -----------         ----------

NET ASSETS, END OF YEAR....................................................      $11,953,526        $11,008,546         $8,887,315
                                                                                 -----------        -----------         ----------
                                                                                 -----------        -----------         ----------

UNIT VALUE, END OF YEAR....................................................          $.86857            $.79373            $.73334
                                                                                 -----------        -----------         ----------
                                                                                 -----------        -----------         ----------

UNITS OUTSTANDING, END OF YEAR.............................................       13,762,347         13,869,363         12,118,903
                                                                                 -----------        -----------         ----------
                                                                                 -----------        -----------         ----------

                               See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES J

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1998

                                                                                                                2013 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)..........................................................................         $1,682,253
  Other.................................................................................................              1,903
                                                                                                                 ----------

           Total trust property.........................................................................          1,684,156

LESS LIABILITY - Other..................................................................................                 80
                                                                                                                 ----------

NET ASSETS (Note 2).....................................................................................         $1,684,076
                                                                                                                 ----------
                                                                                                                 ----------

UNITS OUTSTANDING.......................................................................................          3,548,349
                                                                                                                 ----------
                                                                                                                 ----------

UNIT VALUE..............................................................................................            $.47461
                                                                                                                 ----------
                                                                                                                 ----------

                             See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES J

STATEMENTS OF OPERATIONS

                                                                                                      2013 TRUST
                                                                                               YEARS ENDED DECEMBER 31,
                                                                                         1998            1997            1996
INVESTMENT INCOME:
  Interest income................................................................        $  1,279        $  1,279        $  1,409
  Accretion of original issue discount...........................................          88,872          82,526          89,578
  Trustee's fees and expenses....................................................            (640)         (1,280)         (1,266)
                                                                                         --------        --------        --------

  Net investment income..........................................................          89,511          82,525          89,721
                                                                                         --------        --------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold
    or redeemed..................................................................                                          56,841
  Unrealized appreciation (depreciation) of
    investments..................................................................         138,787         157,252        (241,371)
                                                                                         --------        --------        --------

  Realized and unrealized gain (loss) on
    investments..................................................................         138,787         157,252        (184,530)
                                                                                         --------        --------        --------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS......................................................        $228,298        $239,777        $(94,809)
                                                                                         --------        --------        --------
                                                                                         --------        --------        --------


                                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES J

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 2013 TRUST
                                                                                           YEARS ENDED DECEMBER 31,
                                                                                  1998              1997                1996
OPERATIONS:
  Net investment income.................................................         $   89,511         $   82,525         $   89,721
  Realized gain on securities sold......................................                                                   56,841
  Unrealized appreciation (depreciation) of
    investments.........................................................            138,787            157,252           (241,371)
                                                                                 ----------         ----------         ----------

  Net increase (decrease) in net assets resulting
    from operations.....................................................            228,298            239,777            (94,809)
                                                                                 ----------         ----------         ----------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units..........................................                                                  277,784
  Redemption of units...................................................                                                 (475,164)
                                                                                 ----------         ----------         ----------

  Net capital share transactions........................................                                                 (197,380)
                                                                                 ----------         ----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS...................................            228,298            239,777           (292,189)

NET ASSETS, BEGINNING OF YEAR...........................................          1,455,778          1,216,001          1,508,190
                                                                                 ----------         ----------         ----------

NET ASSETS, END OF YEAR.................................................         $1,684,076         $1,455,778         $1,216,001
                                                                                 ----------         ----------         ----------
                                                                                 ----------         ----------         ----------
UNIT VALUE, END OF YEAR.................................................            $.47461            $.41027            $.34269
                                                                                 ----------         ----------         ----------
                                                                                 ----------         ----------         ----------
UNITS OUTSTANDING, END OF YEAR..........................................          3,548,349          3,548,349          3,548,349
                                                                                 ----------         ----------         ----------
                                                                                 ----------         ----------         ----------

                                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES K

STATEMENTS OF CONDITION
AS OF DECEMBER 31, 1998

                                                                                             2004 TRUST           2014 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)......................................................         $ 8,250,450          $26,473,515
  Other.............................................................................               1,832               23,078
                                                                                             -----------          -----------

           Total trust property.....................................................           8,252,282           26,496,593

LESS LIABILITY - Other..............................................................                 784                4,982
                                                                                             -----------          -----------

NET ASSETS (Note 2).................................................................         $ 8,251,498          $26,491,611
                                                                                             -----------          -----------
                                                                                             -----------          -----------
UNITS OUTSTANDING...................................................................          10,460,977           60,031,399
                                                                                             -----------          -----------
                                                                                             -----------          -----------
UNIT VALUE..........................................................................             $.78879              $.44130
                                                                                             -----------          -----------
                                                                                             -----------          -----------

                                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES K

STATEMENTS OF OPERATIONS

                                                                                                 2004 TRUST
                                                                                           YEARS ENDED DECEMBER 31,
                                                                                     1998              1997                1996
INVESTMENT INCOME:
  Interest income........................................................          $  3,839         $    4,366           $  4,441
  Accretion of original issue discount...................................           517,767            556,688            543,331
  Trustee's fees and expenses............................................            (3,721)            (4,217)            (4,777)
                                                                                   --------         ----------           --------

  Net investment income..................................................           517,885            556,837            542,995
                                                                                   --------         ----------           --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold.......................................           164,436            429,318             83,953
  Unrealized appreciation (depreciation)
    of investments.......................................................           207,329            152,350           (586,245)
                                                                                   --------         ----------           --------

  Realized and unrealized gain (loss) on
    investments..........................................................           371,765            581,668           (502,292)
                                                                                   --------         ----------           --------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS........................................................          $889,650         $1,138,505           $ 40,703
                                                                                   --------         ----------           --------
                                                                                   --------         ----------           --------

                                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES K

STATEMENTS OF OPERATIONS

                                                                                                  2014 TRUST
                                                                                           YEARS ENDED DECEMBER 31,
                                                                                    1998              1997                1996
INVESTMENT INCOME:
  Interest income.......................................................         $   19,256         $   21,572          $  23,635
  Accretion of original issue discount..................................          1,464,616          1,515,782          1,600,126
  Trustee's fees and expenses...........................................            (15,177)           (15,987)           (17,481)
                                                                                 ----------          ---------         ----------

  Net investment income.................................................          1,468,695          1,521,367          1,606,280
                                                                                 ----------         ----------         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on securities sold...............................          1,722,576              2,627           (688,528)
  Unrealized appreciation (depreciation)
    of investments......................................................             53,921          2,654,490         (1,102,292)
                                                                                 ----------         ----------         ----------

  Realized and unrealized gain (loss)
    on investments......................................................          1,776,497          2,657,117         (1,790,820)
                                                                                 ----------         ----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............................................         $3,245,192         $4,178,484         $ (184,540)
                                                                                 ----------         ----------         ----------
                                                                                 ----------         ----------         ----------

                                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES K

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   2004 TRUST
                                                                                              YEARS ENDED DECEMBER 31,
                                                                                     1998              1997                1996
OPERATIONS:
  Net investment income....................................................      $  517,885         $  556,837         $  542,995
  Realized gain on securities sold.........................................         164,436            429,318             83,953
  Unrealized appreciation (depreciation)
    of investments.........................................................         207,329            152,350           (586,245)
                                                                                 ----------         ----------         ----------

  Net increase (decrease) in net assets
    resulting from operations..............................................         889,650          1,138,505             40,703
                                                                                 ----------         ----------         ----------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units.............................................         796,913            513,283          2,528,106
  Redemptions of units.....................................................      (1,486,459)        (2,219,459)        (1,342,267)
                                                                                 ----------         ----------         ----------

  Net capital share transactions...........................................        (689,546)        (1,706,176)         1,185,839
                                                                                 ----------         ----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................         200,104           (567,671)         1,226,542

NET ASSETS, BEGINNING OF YEAR..............................................       8,051,394          8,619,065          7,392,523
                                                                                 ----------         ----------         ----------

NET ASSETS, END OF YEAR....................................................      $8,251,498         $8,051,394         $8,619,065
                                                                                 ----------         ----------         ----------
                                                                                 ----------         ----------         ----------

UNIT VALUE, END OF YEAR....................................................         $.78879            $.70618            $.63949
                                                                                 ----------         ----------         ----------
                                                                                 ----------         ----------         ----------

UNITS OUTSTANDING, END OF YEAR.............................................      10,460,977         11,401,318         13,477,969
                                                                                 ----------         ----------         ----------
                                                                                 ----------         ----------         ----------

                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES K

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  2014 TRUST
                                                                                           YEARS ENDED DECEMBER 31,
                                                                                 1998                 1997                1996
OPERATIONS:
  Net investment income................................................      $ 1,468,695           $1,521,367         $ 1,606,280
  Realized gain (loss) on securities sold..............................        1,722,576                2,627            (688,528)
  Unrealized appreciation (depreciation)
    of investments.....................................................           53,921            2,654,490          (1,102,292)
                                                                             -----------           ----------         -----------

  Net increase (decrease) in net assets
    resulting from operations..........................................        3,245,192            4,178,484            (184,540)
                                                                             -----------           ----------         -----------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units.........................................       12,948,776            5,440,489          20,777,671
  Redemptions of units.................................................       (9,990,644)         (10,272,293)        (12,608,859)
                                                                             -----------          -----------         -----------

  Net capital share transactions.......................................        2,958,132           (4,831,804)          8,168,812
                                                                             -----------          -----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS..................................        6,203,324             (653,320)          7,984,272

NET ASSETS, BEGINNING OF YEAR..........................................       20,288,287           20,941,607          12,957,335
                                                                             -----------          -----------         -----------

NET ASSETS, END OF YEAR................................................      $26,491,611          $20,288,287         $20,941,607
                                                                             -----------          -----------         -----------
                                                                             -----------          -----------         -----------

UNIT VALUE, END OF YEAR................................................          $.44130              $.38263             $.31570
                                                                             -----------          -----------         -----------
                                                                             -----------          -----------         -----------

UNITS OUTSTANDING, END OF YEAR.........................................       60,031,399           53,023,893          66,334,438
                                                                             -----------          -----------         -----------
                                                                             -----------          -----------         -----------

                        See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES

     The Funds are registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

     (a) Securities are stated at value as determined by an independent evaluator based on bid side evaluations for the securities.

     (b) Cost of securities is based on offering side evaluations for the securities at Dates of Deposit. Cost of securities subsequent to such dates has been adjusted to include the accretion of original issue discount on the Stripped Treasury Securities. Realized gain and loss on sales of securities are determined using the first-in, first-out cost basis.

     (c) The Funds are not subject to income taxes. Accordingly, no provision for such taxes is required.

2.   NET ASSETS, DECEMBER 31, 1998

     Series A (2003 Trust)

     Cost of 59,850,919 units at Dates of Deposit.............................................         $14,560,959
     Less sales charge........................................................................             254,817
                                                                                                       -----------
     Net amount applicable to Holders.........................................................          14,306,142
     Realized gain on securities sold.........................................................          13,298,272
     Unrealized appreciation of investments...................................................           7,913,243
     Redemptions of units - net cost of units redeemed less redemption amounts................          (7,706,143)
     Undistributed net investment income......................................................          20,776,287
                                                                                                       -----------

     Net assets...............................................................................         $48,587,801
                                                                                                       -----------
                                                                                                       -----------

     Series B (2001 Trust)

     Cost of 53,520,078 units at Dates of Deposit.............................................         $16,868,982
     Less sales charge........................................................................             253,035
                                                                                                       -----------
     Net amount applicable to Holders.........................................................          16,615,947
     Realized gain on securities sold.........................................................          14,424,949
     Unrealized appreciation of investments...................................................           1,930,560
     Redemptions of units - net cost of units redeemed less redemption amounts................          (4,458,572)
     Undistributed net investment income......................................................          20,298,282
                                                                                                       -----------

     Net assets...............................................................................         $48,811,166
                                                                                                       -----------
                                                                                                       -----------

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS


2.   NET ASSETS, DECEMBER 31, 1998 (Continued)

     Series B (2005 Trust)

     Cost of 33,867,164 units at Dates of Deposit.............................................         $ 8,602,812
     Less sales charge........................................................................             150,549
                                                                                                       -----------
     Net amount applicable to Holders.........................................................           8,452,263
     Realized gain on securities sold.........................................................           6,207,677
     Unrealized appreciation of investments...................................................           3,666,856
     Redemptions of units - redemption amounts less net cost of units redeemed................             432,590
     Undistributed net investment income......................................................           6,891,832
                                                                                                       -----------

     Net assets...............................................................................         $25,651,218
                                                                                                       -----------
                                                                                                       -----------

     Series C (2006 Trust)

     Cost of 12,116,560 units at Dates of Deposit.............................................         $ 3,492,758
     Less sales charge........................................................................              61,123
                                                                                                       -----------
     Net amount applicable to Holders.........................................................           3,431,635
     Realized gain on securities sold.........................................................           1,797,524
     Unrealized appreciation of investments...................................................             960,220
     Redemptions of units - net cost of units redeemed less redemption amounts................           1,297,540
     Undistributed net investment income......................................................           1,419,082
                                                                                                       -----------

     Net assets...............................................................................         $ 8,906,001
                                                                                                       -----------
                                                                                                       -----------

     Series D (2007 Trust)

     Cost of 21,715,233 units at Dates of Deposit.............................................         $ 4,267,979
     Less sales charge........................................................................              85,360
                                                                                                       -----------
     Net amount applicable to Holders.........................................................           4,182,619
     Realized gain on securities sold.........................................................           4,373,994
     Unrealized appreciation of investments...................................................           3,621,683
     Redemptions of units - net cost of units redeemed less redemption amounts................          (1,997,141)
     Undistributed net investment income......................................................           4,898,899
                                                                                                       -----------

     Net assets...............................................................................         $15,080,054
                                                                                                       -----------
                                                                                                       -----------

     Series E (2008 Trust)

     Cost of 36,757,279 units at Dates of Deposit.............................................         $ 7,311,222
     Less sales charge........................................................................             146,224
                                                                                                       -----------
     Net amount applicable to Holders.........................................................           7,164,998
     Realized gain on securities sold.........................................................          10,302,635
     Unrealized appreciation of investments...................................................           5,881,857
     Redemptions of units - net cost of units redeemed less redemption amounts................          (6,938,402)
     Undistributed net investment income......................................................           7,319,802
                                                                                                       -----------

     Net assets...............................................................................         $23,730,890
                                                                                                       -----------
                                                                                                       -----------

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS


2.     NET ASSETS, DECEMBER 31, 1998 (Continued)

       Series F (1999 Trust)

       Cost of 25,751,924 units at Dates of Deposit.............................................         $17,215,365
       Less sales charge........................................................................             344,307
                                                                                                         -----------
       Net amount applicable to Holders.........................................................          16,871,058
       Realized gain on securities sold.........................................................             530,904
       Unrealized appreciation of investments...................................................              60,660
       Redemptions of units - net cost of units redeemed less redemption amounts................           2,628,509
       Undistributed net investment income......................................................           5,529,246
                                                                                                         -----------

       Net assets...............................................................................         $25,620,377
                                                                                                         -----------
                                                                                                         -----------

       Series F (2009 Trust)

       Cost of 16,350,375 units at Dates of Deposit.............................................         $ 3,559,929
       Less sales charge........................................................................              35,599
                                                                                                         -----------
       Net amount applicable to Holders.........................................................           3,524,330
       Realized loss on securities sold.........................................................              66,202
       Unrealized appreciation of investments...................................................           2,587,017
       Redemptions of units - net cost of units redeemed less redemption amounts................             826,112
       Undistributed net investment income......................................................           2,962,469
                                                                                                         -----------

       Net assets...............................................................................         $ 9,966,130
                                                                                                         -----------
                                                                                                         -----------

       Series G (2000 Trust)

       Cost of 27,855,188 units at Dates of Deposit.............................................         $17,682,008
       Less sales charge........................................................................             265,230
                                                                                                         -----------
       Net amount applicable to Holders.........................................................          17,416,778
       Realized gain on securities sold.........................................................             541,096
       Unrealized appreciation of investments...................................................             487,089
       Redemptions of units - net cost of units redeemed less redemption amounts................           2,971,285
       Undistributed net investment income......................................................           5,118,750
                                                                                                         -----------

       Net assets...............................................................................         $26,534,998
                                                                                                         -----------
                                                                                                         -----------

       Series G (2010 Trust)

       Cost of 18,391,957 units at Dates of Deposit.............................................         $ 4,759,098
       Less sales charge........................................................................              95,182
                                                                                                         -----------
       Net amount applicable to Holders.........................................................           4,663,916
       Realized gain on securities sold.........................................................           2,796,757
       Unrealized appreciation of investments...................................................           1,384,753
       Redemptions of units - net cost of units redeemed less redemption amounts................             787,949
       Undistributed net investment income......................................................             804,629
                                                                                                         -----------

       Net assets...............................................................................         $10,438,004
                                                                                                         -----------
                                                                                                         -----------

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS


2.      NET ASSETS, DECEMBER 31, 1998 (Continued)

       Series H (2011 Trust)

       Cost of 4,283,180 units at Dates of Deposit..............................................         $ 1,282,342
       Less sales charge........................................................................              25,647
                                                                                                         -----------
       Net amount applicable to Holders.........................................................           1,256,695
       Realized gain on securities sold.........................................................             658,774
       Unrealized appreciation of investments...................................................             435,313
       Redemptions of units - net cost of units redeemed less
         redemption amounts.....................................................................            (449,955)
       Undistributed net investment income......................................................             409,053
                                                                                                         -----------

       Net assets...............................................................................         $ 2,309,880
                                                                                                         -----------
                                                                                                         -----------

       Series I (2002 Trust)

       Cost of 13,762,347 units at Dates of Deposit.............................................         $ 8,852,187
       Less sales charge........................................................................             132,783
                                                                                                         -----------
       Net amount applicable to Holders.........................................................           8,719,404
       Realized gain on securities sold.........................................................             145,207
       Unrealized appreciation of investments...................................................             714,196
       Redemptions of units - net cost of units redeemed less
         redemption amounts.....................................................................               4,506
       Undistributed net investment income......................................................           2,370,213
                                                                                                         -----------

       Net assets...............................................................................         $11,953,526
                                                                                                         -----------
                                                                                                         -----------

       Series J (2013 Trust)

       Cost of 3,548,349 units at Dates of Deposit..............................................         $   936,698
       Less sales charge........................................................................              18,734
                                                                                                         -----------
       Net amount applicable to Holders.........................................................             917,964
       Realized loss on securities sold.........................................................             (15,485)
       Unrealized appreciation of investments...................................................             416,927
       Redemptions of units - net cost of units redeemed less
         redemption amounts.....................................................................              72,037
       Undistributed net investment income......................................................             292,633
                                                                                                         -----------

       Net assets...............................................................................         $ 1,684,076
                                                                                                         -----------
                                                                                                         -----------

       Series K (2004 Trust)

       Cost of 10,460,977 units at Dates of Deposit.............................................         $ 6,005,794
       Less sales charge........................................................................             120,116
                                                                                                         -----------
       Net amount applicable to Holders.........................................................           5,885,678
       Realized gain on securities sold.........................................................             686,941
       Unrealized appreciation of investments...................................................             673,466
       Redemption of units - net cost of units redeemed less
         redemption amounts.....................................................................            (185,339)
       Undistributed net investment income......................................................           1,190,752
                                                                                                         -----------

       Net assets...............................................................................         $ 8,251,498
                                                                                                         -----------
                                                                                                         -----------

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS


2.      NET ASSETS, DECEMBER 31, 1998 (Concluded)

       Series K (2014 Trust)

       Cost of 60,031,399 units at Dates of Deposit.............................................         $18,418,152
       Less sales charge........................................................................             368,363
                                                                                                         -----------
       Net amount applicable to Holders.........................................................          18,049,789
       Realized gain on securities sold.........................................................           2,940,938
       Unrealized appreciation of investments...................................................           2,761,427
       Redemptions of units - net cost of units redeemed less
         redemption amounts.....................................................................           1,203,489
       Undistributed net investment income......................................................           1,535,968
                                                                                                         -----------

       Net assets...............................................................................         $26,491,611
                                                                                                         -----------
                                                                                                         -----------

3.      CAPITAL SHARE TRANSACTIONS

        Additional units were issued as follows:

          Series                Trust                   1998                       1997                      1996
             A                  2003                         0                   295,618                    335,709
             B                  2001                   749,573                   499,725                  1,049,370
             B                  2005                 2,941,197                 1,222,534                  2,047,138
             C                  2006                 1,681,203                   420,107                  5,142,683
             D                  2007                   458,880                 2,872,766                    397,026
             E                  2008                   780,399                         0                  2,285,094
             F                  1999                 2,439,284                 1,330,068                    923,519
             F                  2009                         0                         0                    389,225
             G                  2000                 6,346,370                 2,356,540                    596,716
             G                  2010                 2,245,742                13,001,876                  7,645,028
             H                  2011                   458,263                         0                  1,105,160
             I                  2002                   727,856                 2,168,572                  1,390,455
             J                  2013                         0                         0                    829,985
             K                  2004                 1,072,923                   770,557                  4,088,054
             K                  2014                31,094,278                16,314,688                 68,769,448

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS

3.      CAPITAL SHARE TRANSACTIONS (Continued)

        Units were redeemed as follows:

        Series                   Trust                  1998                      1997                       1996
             A                   2003                 5,826,527                 8,066,861                  7,108,646
             B                   2001                 4,662,930                 5,992,055                  7,988,798
             B                   2005                 2,316,917                 2,976,435                  3,967,657
             C                   2006                   793,015                 2,117,172                  1,604,908
             D                   2007                   528,099                   529,607                  1,057,295
             E                   2008                 4,863,928                 4,049,357                  7,812,795
             F                   1999                 2,056,920                 2,826,672                  2,054,556
             F                   2009                 1,885,773                 2,422,964                  1,612,044
             G                   2000                 4,066,966                 3,340,861                  1,673,631
             G                   2010                 1,065,789                15,603,490                  7,393,245
             H                   2011                         0                 2,616,292                          0
             I                   2002                   834,872                   418,112                    834,868
             J                   2013                         0                         0                  1,473,737
             K                   2004                 2,013,264                 2,847,208                  2,173,415
             K                   2014                24,086,772                29,625,233                  4,288,897

          Units may be redeemed at the office of the Trustee upon tender thereof generally on any business day or, in the case of uncertificated units, upon delivery of a request for redemption and payment of any relevant tax. The Trustee will redeem units either in cash or in kind at the option of the Holder as specified in writing to the Trustee.

4.        INCOME TAXES

          All items of income received, accretion of original issue discount, expenses paid, and realized gains and losses on securities sold are attributable to the Holders, on a pro rata basis, for Federal income tax purposes in accordance with the grantor trust rules of the United States Internal Revenue Code.

          At December 31, 1998, the cost of investment securities for Federal income tax purposes was approximately equivalent to the adjusted cost as shown in each Trust's portfolio.

5.        DISTRIBUTIONS

          It is anticipated that each Trust will not make any distributions until the first business day following the maturity of its holdings in the Stripped Treasury Securities which are noninterest-bearing.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

PORTFOLIOS
AS OF DECEMBER 31, 1998

            PORTFOLIO NO.                                                                       ADJUSTED
            AND TITLE OF              INTEREST                               FACE                 COST               VALUE
             SECURITIES                 RATE        MATURITIES              AMOUNT              (NOTE A)            (NOTE A)
Series A (2003 Trust)

1    Stripped Treasury
       Securities (Note B)                  0%        8/15/03               $59,721,625          $40,362,380         $48,261,353
2    U.S. Treasury Bonds                11.125        8/15/03                   192,475              228,549             242,819
                                                                            -----------          -----------         -----------

     Total                                                                  $59,914,100          $40,590,929         $48,504,172
                                                                            -----------          -----------         -----------
                                                                            -----------          -----------         -----------

Series B (2001 Trust)

1    Stripped Treasury
       Securities (Note B)                  0%         2/15/01              $53,556,325          $46,616,340         $48,560,880
2        U.S. Treasury Bonds            11.750         2/15/01                  158,800              195,260             181,280
                                                                            -----------          -----------         -----------

     Total                                                                  $53,715,125          $46,811,600         $48,742,160
                                                                            -----------          -----------         -----------
                                                                            -----------          -----------         -----------

Series B (2005 Trust)

1    Stripped Treasury
       Securities (Note B)                  0%         2/15/05              $34,072,940          $21,828,527         $25,491,175
2        U.S. Treasury Bonds            11.625        11/15/04                  102,141              133,331             137,539
                                                                            -----------          -----------         -----------

     Total                                                                  $34,175,081          $21,961,858         $25,628,714
                                                                            -----------          -----------         -----------
                                                                            -----------          -----------         -----------

Series C (2006 Trust)

1    Stripped Treasury
       Securities (Note B)                  0%        2/15/06               $12,415,000          $ 7,892,132         $ 8,850,516
2    U.S. Treasury Bonds                 9.375        2/15/06                    41,698               51,433              53,269
                                                                            -----------          -----------         -----------

     Total                                                                  $12,456,698          $ 7,943,565         $ 8,903,785
                                                                            -----------          -----------         -----------
                                                                            -----------          -----------         -----------

Series D (2007 Trust)

1    Stripped Treasury
       Securities (Note B)                  0%        2/15/07               $22,150,000          $11,370,888         $14,977,625
2    U.S. Treasury Bonds                 9.375        2/15/06                    79,045               86,034             100,980
                                                                            -----------          -----------         -----------

     Total                                                                  $22,229,045          $11,456,922         $15,078,605
                                                                            -----------          -----------         -----------
                                                                            -----------          -----------         -----------


THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

PORTFOLIOS
AS OF DECEMBER 31, 1998

            PORTFOLIO NO.                                                                       ADJUSTED
            AND TITLE OF              INTEREST                               FACE                 COST                VALUE
             SECURITIES                 RATE          MATURITIES            AMOUNT              (NOTE A)            (NOTE A)
Series E (2008 Trust)

1    Stripped Treasury
       Securities (Note B)                  0%        2/15/08               $36,734,000          $17,669,172         $23,524,417
2    U.S. Treasury Bonds                 9.375        2/15/06                   141,801              154,539             181,151
                                                                            -----------          -----------         -----------

     Total                                                                  $36,875,801          $17,823,711         $23,705,568
                                                                            -----------          -----------         -----------
                                                                            -----------          -----------         -----------

Series F (1999 Trusts)

 1   Stripped Treasury
       Securities (Note B)                  0%        2/15/99               $25,654,000          $25,448,726         $25,516,469
 2   U.S. Treasury Notes                 8.875        2/15/99                   101,171              108,728             101,645
                                                                            -----------          -----------         -----------

     Total                                                                  $25,755,171          $25,557,454         $25,618,114
                                                                            -----------          -----------         -----------
                                                                            -----------          -----------         -----------

Series F (2009 Trust)

 1   Stripped Treasury
       Securities (Note B)                  0%        2/15/09               $16,371,000          $ 7,298,248         $ 9,875,953
 2   U.S. Treasury Bonds                9.375         2/15/06                    64,525               73,119              82,431
                                                                            -----------          -----------         -----------

     Total                                                                  $16,435,525          $ 7,371,367         $ 9,958,384
                                                                            -----------          -----------         -----------
                                                                            -----------          -----------         -----------

Series G (2000 Trust)

1    Stripped Treasury
       Securities (Note B)                  0%        2/15/00               $27,786,000          $25,919,202         $26,413,066
2    U.S. Treasury Notes                 8.500        2/15/00                   113,922              125,361             118,586
                                                                            -----------          -----------         -----------

     Total                                                                  $27,899,922          $26,044,563         $26,531,652
                                                                            -----------          -----------         -----------
                                                                            -----------          -----------         -----------

Series G (2010 Trust)

1    Stripped Treasury
       Securities (Note B)                  0%        2/15/10               $18,253,000          $ 8,964,439         $10,339,211
2    U.S. Treasury Bonds                 9.375        2/15/06                    72,631               82,805              92,786
                                                                            -----------          -----------         -----------

     Total                                                                  $18,325,631          $ 9,047,244         $10,431,997
                                                                            -----------          -----------         -----------
                                                                            -----------          -----------         -----------

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

PORTFOLIOS
AS OF DECEMBER 31, 1998

            PORTFOLIO NO.                                                                       ADJUSTED
            AND TITLE OF              INTEREST                               FACE                 COST                VALUE
             SECURITIES                 RATE          MATURITIES            AMOUNT              (NOTE A)            (NOTE A)
Series H (2011 Trust)

1    Stripped Treasury
       Securities (Note B)                  0%        2/15/11               $ 4,299,000          $ 1,852,210         $ 2,286,548
2    U.S. Treasury Bonds                 9.375        2/15/06                    16,847               20,547              21,522
                                                                            -----------          -----------         -----------

     Total                                                                  $ 4,315,847          $ 1,872,757         $ 2,308,070
                                                                            -----------          -----------         -----------
                                                                            -----------          -----------         -----------

Series I (2002 Trust)

1    Stripped Treasury
       Securities (Note B)                  0%        02/15/02              $13,708,000          $11,167,020         $11,879,613
2    U.S. Treasury Notes                 7.500        11/15/01                   66,135               69,472              71,075
                                                                            -----------          -----------         -----------

                Total                                                       $13,774,135          $11,236,492         $11,950,688
                                                                            -----------          -----------         -----------
                                                                            -----------          -----------         -----------

Series J (2013 Trust)

1    Stripped Treasury
       Securities (Note B)                  0%        02/15/13              $ 3,552,000          $ 1,249,953         $ 1,665,210
2    U.S. Treasury Bonds                10.375        11/15/12(C)                12,328               15,373              17,043
                                                                            -----------          -----------         -----------

     Total                                                                  $ 3,564,328          $ 1,265,326         $ 1,682,253
                                                                            -----------          -----------         -----------
                                                                            -----------          -----------         -----------

Series K (2004 Trust)

1    Stripped Treasury
       Securities (Note B)                  0%        2/15/04               $10,384,000          $ 7,513,101         $ 8,184,035
2    U.S. Treasury Notes                 5.875        2/15/04                    62,934               63,883              66,415
                                                                            -----------          -----------         -----------

     Total                                                                  $10,446,934          $ 7,576,984         $ 8,250,450
                                                                            -----------          -----------         -----------
                                                                            -----------          -----------         -----------

Series K (2014 Trust)

1    Stripped Treasury
       Securities (Note B)                  0%        2/15/14               $59,411,000          $23,434,130         $26,165,139
2    U.S. Treasury Bonds                11.250        2/15/15                   186,189              277,958             308,376
                                                                            -----------          -----------         -----------

     Total                                                                  $59,597,189          $23,712,088         $26,473,515
                                                                            -----------          -----------         -----------
                                                                            -----------          -----------         -----------

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO PORTFOLIOS
AS OF DECEMBER 31, 1998


Note A -  See Note 1 to Financial Statements.

Note B - Stripped Treasury Securities consist of one or more of the following types of securities: (a) U.S. Treasury debt obligations which have been stripped of their remaining interest coupons, (b) interest coupons which have been stripped from U.S. Treasury debt obligations, and (c) receipts or certificates for underlying stripped U.S. Treasury debt obligations. The receipts or certificates evidence ownership of future interest or principal payments on U.S. Treasury notes or bonds. The receipts or certificates are issued in registered form by a major bank which acts as custodian and nominal holder of the underlying stripped U.S. Treasury debt obligation. The Stripped Treasury Securities are payable in full at maturity at their stated maturity amount and are not subject to redemption prior to maturity. The Stripped Treasury Securities do not make any periodic payments of interest.

Note C -  Callable at par commencing 11/15/07.